                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                                File No. 2-10765

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            | X |

     Pre-Effective Amendment No.                                   |   |
                                    ---
     Post-Effective Amendment No.   103                            | X |
                                    ---
                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    | X |
     Amendment No.  103
                    ---
                       DELAWARE GROUP DELAWARE FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        1818 Market Street, Philadelphia, Pennsylvania            19103
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)              (Zip Code)

Registrant's Telephone Number, including Area Code:           (215) 751-2923
                                                              --------------

     George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                         December 29, 1995
                                                             -----------------

It is proposed that this filing will become effective:

               _______   immediately upon filing pursuant to paragraph (b)

               ___X___   on December 29, 1995 pursuant to paragraph (b)

               _______   60 days after filing pursuant to paragraph (a)(1)

               _______   on (date) pursuant to paragraph (a)(1)

               _______   75 days after filing pursuant to paragraph (a)(2)

               _______   on (date) pursuant to paragraph (a)(2) of Rule 485.

          Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f)
        of the Investment Company Act of 1940. Registrant's 24f-2 Notice
  for its most recent fiscal year will be filed on or about December 29, 1995.

                                      Form N-1A
                                      File No. 2-10765
                                      Delaware Group Delaware Fund, Inc.

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 103 to Registration File No. 2-10765 includes the following:

          1.     Facing Page

          2.     Contents Page

          3.     Cross-Reference Sheet

          4.     Part A - Prospectuses

          5.     Part B - Statement of Additional Information

          6.     Part C - Other Information

          7.     Signatures

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.

                             CROSS-REFERENCE SHEET*

                                     PART A

                                                                                                  Location in
Item No.       Description                                                                       Prospectuses
--------       -----------                                                                       ------------
                                                                                       A Classes/           Institutional
                                                                                        B Classes/             Classes
                                                                                        C Classes

     1         Cover Page......................................................           Cover                 Cover

     2         Synopsis........................................................         Synopsis,             Synopsis,
                                                                                       Summary of            Summary of
                                                                                        Expenses              Expenses

     3         Condensed Financial Information.................................         Financial             Financial
                                                                                       Highlights            Highlights

     4         General Description of Registrant ..............................        Investment            Investment
                                                                                     Objectives and        Objectives and
                                                                                    Policies, Shares      Policies, Shares

     5         Management of the Fund .........................................       Management of         Management of
                                                                                        the Fund              the Fund

     6         Capital Stock and Other Securities .............................         Delaware            Dividends and
                                                                                       Difference,          Distributions
                                                                                      Dividends and            Taxes,
                                                                                     Distributions,            Shares
                                                                                     Taxes, Shares

     7         Purchase of Securities Being Offered............................          Cover,                 Cover,
                                                                                     Buying Shares,        Buying Shares,
                                                                                     Calculation of        Calculation of
                                                                                     Offering Price           Net Asset
                                                                                      and Net Asset       Value Per Share,
                                                                                    Value Per Share,        Management of
                                                                                      Management of           the Fund
                                                                                        the Fund

     8         Redemption or Repurchase........................................      Buying Shares,        Buying Shares,
                                                                                       Redemption            Redemption
                                                                                      and Exchange          and Exchange

     9         Pending Legal Proceedings.......................................           None                  None






* This filing relates to the Delaware Fund A Class, Delaware Fund B Class, Delaware Fund C Class and Delaware Fund Institutional Class of Delaware Fund, and the Devon Fund A Class (formerly Dividend Growth Fund A Class), Devon Fund B Class (formerly Dividend Growth Fund B Class), Devon Fund C Class and Devon Fund Institutional Class (formerly Dividend Growth Fund Institutional Class) of Devon Fund (formerly Dividend Growth Fund). There is one prospectus that describes the Class A, B and C Shares of each Series and one prospectus which describes the Institutional Class of each Series. The two Series have a common Part B and Part C.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.

                              CROSS-REFERENCE SHEET

                                     PART B

                                                                                             Location in Statement
Item No.       Description                                                                 of Additional Information
--------       -----------                                                                 -------------------------

    10         Cover Page......................................................                      Cover

    11         Table of Contents...............................................                Table of Contents

    12         General Information and History.................................               General Information

    13         Investment Objectives and Policies..............................             Investment Restrictions
                                                                                                 and Policies

    14         Management of the Registrant....................................             Officers and Directors

    15         Control Persons and Principal Holders of Securities.............             Officers and Directors

    16         Investment Advisory and Other Services..........................             Plans Under Rule 12b-1
                                                                                             for the Fund Classes
                                                                                          (under Purchasing Shares),
                                                                                             Investment Management
                                                                                           Agreements, Officers and
                                                                                              Directors, General
                                                                                            Information, Financial
                                                                                                  Statements

    17         Brokerage Allocation............................................                Trading Practices
                                                                                                 and Brokerage

    18         Capital Stock and Other Securities..............................               Capitalization and
                                                                                             Noncumulative Voting
                                                                                          (under General Information)

    19         Purchase, Redemption and Pricing of Securities
               Being Offered...................................................               Purchasing Shares,
                                                                                             Determining Offering
                                                                                              Price and Net Asset
                                                                                             Value, Redemption and
                                                                                        Repurchase, Exchange Privilege

    20         Tax Status......................................................                     Taxes,

    21         Underwriters ...................................................                Purchasing Shares

    22         Calculation of Performance Data.................................             Performance Information

    23         Financial Statements............................................              Financial Statements


                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.

                              CROSS-REFERENCE SHEET

                                     PART C


                                                                                                  Location in
                                                                                                    Part C
                                                                                                    ------

    24         Financial Statements and Exhibits......................................              Item 24

    25         Persons Controlled by or under Common
               Control with Registrant................................................              Item 25

    26         Number of Holders of Securities........................................              Item 26

    27         Indemnification........................................................              Item 27

    28         Business and Other Connections of Investment Adviser...................              Item 28

    29         Principal Underwriters.................................................              Item 29

    30         Location of Accounts and Records.......................................              Item 30

    31         Management Services....................................................              Item 31

    32         Undertakings...........................................................              Item 32


                                                    ----------------------------

                                                    DELAWARE FUND
                                                    DEVON FUND

                                                    ----------------------------

                                                    A CLASS

                                                    ----------------------------

                                                    B CLASS

                                                    ----------------------------

                                                    C CLASS

        The Delaware Group includes funds with      ----------------------------
a wide range of investment objectives. Stock
funds, income funds, tax-free funds, money
market funds, global and international funds and
closed-end equity funds give investors the ability
to create a portfolio that fits their personal
financial goals. For more information, contact
your financial adviser or call Delaware Group at    P R O S P E C T U S
800-523-4640.
                                                    ----------------------------


                                                    DECEMBER 29, 1995


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
CUSTODIAN                                                               DELAWARE
Chemical Bank                                                           GROUP
450 West 33rd Street                                                    --------
New York, NY  10001

DELAWARE FUND                                                         PROSPECTUS
DEVON FUND                                                    DECEMBER 29, 1995
(FORMERLY DIVIDEND GROWTH FUND)
A CLASS SHARES
B CLASS SHARES
C CLASS SHARES

                 ----------------------------------------------

                   1818 Market Street, Philadelphia, PA 19103


             For Prospectus and Performance: Nationwide 800-523-4640

              Information on Existing Accounts: (SHAREHOLDERS ONLY)
                             Nationwide 800-523-1918

                     Dealer Services: (BROKER/DEALERS ONLY)
                             Nationwide 800-362-7500


         Delaware Group Delaware Fund, Inc. (the "Fund") is a professionally-managed mutual fund of the series type. This Prospectus describes the shares of the Common Stock series, which is known as and does business as the Delaware Fund series ("Delaware Fund"), and the Devon Fund series ("Devon Fund") (collectively, the "Series"). Delaware Fund's objective is to seek a balance of capital appreciation, income and preservation of capital. Devon Fund's objective is to seek current income and capital appreciation.


         Delaware Fund offers the Delaware Fund A Class ("Class A Shares"), Delaware Fund B Class ("Class B Shares") and Delaware Fund C Class ("Class C Shares") and Devon Fund offers the Devon Fund A Class ("Class A Shares"), Devon Fund B Class ("Class B Shares") and Devon Fund C Class ("Class C Shares") (such classes, individually, a "Class" and collectively, the "Classes"). Devon Fund A Class was formerly known as Dividend Growth Fund A Class and Devon Fund B Class was formerly known as Dividend Growth Fund B Class.

         Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class B Shares and Class C Shares may be purchased at a price equal to the next determined net asset value per share. Class A Shares of each Series are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to .30%. Class B Shares of each Series are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of 1% which are assessed against the Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of 1%, which are assessed against the Class C Shares for the life of the investment. See Summary of Expenses. These alternatives permit an investor to choose the method of purchasing shares that is most suitable for his or her needs. In choosing the most suitable Class, an investor should consider the differences among the classes, including the effects of sales charges and 12b-1 Plan expenses, given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See Buying Shares.

         This Prospectus relates only to the Classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated December 29, 1995, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. Each Series' financial statements appear in its Annual Report, which will accompany any response to requests for Part B.


         Delaware Fund also offers the Delaware Fund Institutional Class, and Devon Fund also offers the Devon Fund Institutional Class. Those classes are available for purchase only by certain investors. A prospectus for the Delaware Fund Institutional Class and the Devon Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

TABLE OF CONTENTS

Cover Page
Synopsis
Summary of Expenses
Financial Highlights
Investment Objectives and Policies
         Investment Strategy
         Suitability
The Delaware Difference
         Plans and Services
Retirement Planning
Buying Shares
Redemption and Exchange
Dividends and Distributions
Taxes
Calculation of Offering Price and
         Net Asset Value Per Share
Management of the Fund
Appendix A - Investment Illustrations

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Capitalization

         The Fund offers the Delaware Fund series, consisting of the Delaware Fund A Class, the Delaware Fund B Class, the Delaware Fund C Class and the Delaware Fund Institutional Class of shares, as well as the Devon Fund series, consisting of the Devon Fund A Class, the Devon Fund B Class, the Devon Fund C Class and the Devon Fund Institutional Class of shares. The Fund has a present authorized capitalization of five hundred million shares of capital stock with a $1.00 par value per share. One hundred million shares of that stock have been allocated to the Delaware Fund A Class, twenty-five million shares to the Delaware Fund B Class, twenty-five million shares to the Delaware Fund C Class, fifty million shares to the Delaware Fund Institutional Class, fifty million shares to the Devon Fund A Class, twenty-five million shares to the Devon Fund B Class, twenty-five million shares to the Devon Fund C Class and twenty-five million shares to the Devon Fund Institutional Class. See Shares under Management of the Fund.

Investment Manager, Distributor and Service Agent

         Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.

Sales Charges


         The price of each of the Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year, is equivalent to 4.96% of the amount invested for the Delaware Fund A Class and 5.02% of the amount invested for the Devon Fund A Class. The sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. Class A Shares are subject to annual 12b-1 Plan expenses.


         The price of each of the Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares.


         The price of the Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         See Buying Shares and Distribution (12b-1) and Service under Management of the Fund.


Purchase Amounts

         Generally, the minimum initial investment is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent investments generally must be at least $100. Class B Shares are subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed the maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See Buying Shares.

Investment Objectives

         The objective of the Delaware Fund is to seek a balance of capital appreciation, income and preservation of capital. The objective of the Devon Fund is to seek current income and capital appreciation. For further details, see Investment Objectives and Policies.

Risk Factors and Special Considerations


         The Delaware Fund typically invests a portion of its assets in mortgage-backed and asset-backed securities (commonly considered to be "derivative securities"), which may present greater risks than other types of portfolio securities, and the investor should review the descriptions of these risks in this Prospectus. See Mortgage-Backed Securities and Asset-Backed Securities under Investment Objectives and Policies.


         The Devon Fund may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. While the Devon Fund does not engage in options and futures for speculative purposes, there are risks that result from use of these instruments by the Series, and the investor should review the descriptions of these risks in this Prospectus. See Futures Contracts and Options under Investment Objectives and Policies.

Open-End Investment Company


         The Fund, which was organized as a Maryland corporation on March 4, 1983 and previously organized as a Delaware corporation in 1937, is an open-end management investment company and each Series' portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). See Shares under Management of the Fund.


Investment Management Fees

         The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreements, the annual compensation paid to the Manager is equal to: for Delaware Fund, .60% on the first $100 million of average daily net assets, .525% on the next $150 million, .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less that Series' proportionate share of all directors' fees paid to the unaffiliated directors of the Fund; and, for Devon Fund, .60% on the first $500 million of average daily net assets and .50% on the average daily net assets in excess of $500 million. See Management of the Fund.

Redemption and Exchange

         Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value which may be subject to a contingent deferred sales charge if such purchases triggered the payment of a dealer's commission. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares. Class B and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

SUMMARY OF EXPENSES

         A general comparison of the sales arrangements and other expenses applicable to each Series' Class A, Class B and Class C Shares follows:


                                                                         Delaware Fund
                                                            Class A          Class B           Class C
       Shareholder Transaction Expenses                      Shares          Shares            Shares
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price).......................    4.75%            None              None

Maximum Sales Charge Imposed on Reinvested
Dividends (as a percentage of offering price).............    None             None              None

Maximum Contingent Deferred Sales Charge
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)..................    None*            4.00%*            1.00%*

Redemption Fees...........................................    None**           None**            None**


            Annual Operating Expenses                                      Delaware Fund
            (as a percentage of average                      Class A           Class B          Class C
                  daily net assets)                           Shares           Shares           Shares
----------------------------------------------------------------------------------------------------------
Management Fees...........................................    0.52%            0.52%             0.52%

12b-1 Expenses (including service fees) ..................    0.18%***/+       1.00%***          1.00%***

Other Operating Expenses..................................    0.27%            0.27%             0.27%++
                                                              -----            -----             -----

     Total Operating Expenses.............................    0.97%            1.79%             1.79%
                                                              =====            =====             =====


                                                                          Devon Fund
                                                            Class A         Class B           Class C
       Shareholder Transaction Expenses                      Shares          Shares            Shares
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price).......................    4.75%            None              None

Maximum Sales Charge Imposed on Reinvested
Dividends (as a percentage of offering price).............    None             None              None

Maximum Contingent Deferred Sales Charge
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)..................    None*            4.00%*            1.00%*

Redemption Fees...........................................    None**           None**            None**



           Annual Operating Expenses                                        Devon Fund
           (as a percentage of average                      Class A          Class B           Class C
                  daily net assets)                          Shares           Shares            Shares
---------------------------------------------------------------------------------------------------------
Management Fees (after voluntary waivers)..................  0.00%****        0.00%****         0.00%****

12b-1 Expenses (including service fees)....................  0.30%***         1.00%***          1.00%***

Other Operating Expenses (after voluntary waivers).........  0.95%****        0.95%****         0.95%****++
                                                             -----            -----             -----

     Total Operating Expenses..............................  1.25%****        1.95%****         1.95%****
                                                             =====            =====             =====


         The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.


         *With respect to Class A Shares, purchases of $1 million or more may be made at net asset value; however, if in connection with any such purchase certain dealer commissions are paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of:
(i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Buying Shares.

         **CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

         ***Class A Shares, Class B Shares and Class C Shares of each Series are subject to separate 12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund.


         ****The Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by the Devon Fund and to reimburse the Series to the extent necessary to ensure that the "Total Operating Expenses" of this Series did not exceed .95% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) during the commencement of the public offering of the Series through December 31, 1994. This waiver has been extended through June 30, 1996. If the voluntary expense waivers were not in effect, it is estimated that the "Total Operating Expenses," as a percentage of average daily net assets, would be 2.29%, 2.99% and 2.99% for the Devon Fund A Class, Devon Fund B Class and Devon Fund C Class, respectively, reflecting Management Fees of 0.60%.

         +As the portion of Fund assets attributable to the Delaware Fund A Class of shares acquired after June 1, 1992 increases, this figure may increase or decrease somewhat pursuant to the current 12b-1 fee calculation approved by the Board of Directors. See Distribution (12b-1) and Service under Management of the Fund.

         ++"Other Operating Expenses" for Delaware C Class are estimates based on actual expenses incurred by Delaware Fund A Class for the fiscal year ended October 31, 1995. "Other Operating Expenses" for the Devon Fund C Class are estimates based on actual expenses incurred by Devon Fund A Class during the fiscal year ended October 31, 1995, after giving effect to the voluntary expense waiver.


         See Delaware Fund Institutional Class and Devon Fund Institutional Class under Buying Shares for expense information for those classes.

         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period and (3) with respect to Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.

DELAWARE FUND


                         1 year         3 years         5 years       10 years
                         ------         -------         -------       --------
Class A Shares            $57(1)          $77             $99           $161

Class B Shares            $58             $86            $117           $189(2)

Class C Shares            $28             $56             $97           $211

DEVON FUND

                         1 year         3 years         5 years       10 years
                         ------         -------         -------       --------
Class A Shares            $60(1)          $85             $113          $191

Class B Shares            $60             $91             $125          $209(2)

Class C Shares            $30             $61             $105          $227

      An investor would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of the period:

DELAWARE FUND


                         1 year         3 years         5 years       10 years
                         ------         -------         -------       --------
Class A Shares             $57            $77             $99           $161

Class B Shares             $18            $56             $97           $189(2)

Class C Shares             $18            $56             $97           $211



DEVON FUND

                         1 year         3 years         5 years       10 years
                         ------         -------         -------       --------
Class A Shares            $60             $85             $113          $191

Class B Shares            $20             $61             $105          $209(2)

Class C Shares            $20             $61             $105          $227



(1) Generally, the Fund does not assess a redemption charge upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.


(2) At the end of approximately eight years after purchase, Class B Shares of a Series will be automatically converted into Class A Shares of that Series. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A Shares. See Automatic Conversion of Class B Shares under Buying Shares for a description of the automatic conversion feature.


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


The following financial highlights are derived from the financial statements of Delaware Group Delaware Fund, Inc. - Delaware Fund and Delaware Group Delaware Fund, Inc. - Devon Fund and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the reports of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part
B. Further information about the Series' performance is contained in their Annual Reports to shareholders. A copy of each Series' Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge. Information regarding Class C Shares has not been included in these tables because such shares were not offered to the public prior to the close of the Fund's fiscal year.


--------------------------------------------------------------------------------


                                                                                     Delaware Fund A Class
                                                               -------------------------------------------------------------
                                                                                          Year Ended
                                                               10/31/95(1)   10/31/94(1)  10/31/93(1)  10/31/92(1)  10/31/91

Net Asset Value, Beginning of Period.........................    $18.000     $19.430       $18.720     $18.810       $16.190

Income From Investment Operations
---------------------------------
Net Investment Income........................................      0.664       0.615         0.631       0.660         0.757
Net Gains (Losses) on Securities
           (both realized and unrealized)....................      2.156      (0.285)        1.509       1.490         3.033
                                                                 -------     -------       -------     -------       -------
      Total From Investment Operations.......................      2.820       0.330         2.140       2.150         3.790
                                                                 -------     -------       -------     -------       -------
Less Distributions
------------------
Dividends (from net investment income).......................     (0.630)     (0.600)       (0.660)     (0.700)       (0.880)
Distributions (from capital gains)...........................     (0.250)     (1.160)       (0.770)     (1.540)       (0.290)
Returns of Capital...........................................      none        none          none        none          none
                                                                 -------     -------       -------     -------       -------
      Total Distributions....................................     (0.880)     (1.760)       (1.430)     (2.240)       (1.170)
                                                                 -------     -------       -------     -------       -------
Net Asset Value, End of Period...............................    $19.940     $18.000       $19.430     $18.720       $18.810
                                                                 =======     =======       =======     =======       =======
-------------------------------------------------------------------------------------------------------------------------------
Total Return(2) .............................................      16.26%       1.80%        11.91%      12.37%        24.32%
-------------------------------------------------------------------------------------------------------------------------------
---------------
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's omitted)....................   $493,243    $456,074      $507,528    $487,343      $453,449
Ratio of Expenses to Average Daily Net Assets................       0.97%       0.97%         0.89%       0.79%         0.71%
Ratio of Net Investment Income to Average Daily Net Assets...       3.55%       3.31%         3.27%       3.64%         4.29%
Portfolio Turnover Rate......................................         94%        142%          160%        144%          212%

                                                                                     Delaware Fund A Class
                                                               ----------------------------------------------------------------
                                                                                          Year Ended
                                                               10/31/90     10/31/89      10/31/88    10/31/87      10/31/86

Net Asset Value, Beginning of Period.........................   $17.480      $15.250       $16.850     $23.200       $20.860

Income From Investment Operations
---------------------------------
Net Investment Income........................................     0.856        0.796         0.551       0.331         0.554
Net Gains (Losses) on Securities
           (both realized and unrealized)....................    (1.366)       2.384         2.259      (1.971)        4.486
                                                                -------      -------       -------     -------       -------
      Total From Investment Operations.......................    (0.510)       3.180         2.810      (1.640)        5.040
                                                                -------      -------       -------     -------       -------
Less Distributions
------------------
Dividends (from net investment income).......................    (0.780)      (0.950)       (0.320)     (0.400)       (0.700)
Distributions (from capital gains)...........................     none         none         (4.090)     (4.310)       (2.000)
Returns of Capital...........................................     none         none          none        none          none
                                                                -------      -------       -------     -------       -------
      Total Distributions....................................    (0.780)      (0.950)       (4.410)     (4.710)       (2.700)
                                                                -------      -------       -------     -------       -------
Net Asset Value, End of Period...............................   $16.190      $17.480       $15.250     $16.850       $23.200
                                                                =======      =======       =======     =======       =======
-------------------------------------------------------------------------------------------------------------------------------
Total Return(2) .............................................     (3.17%)      21.66%        22.03%      (9.14%)       26.85%
-------------------------------------------------------------------------------------------------------------------------------
---------------
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's omitted)....................  $349,873     $361,625      $328,650    $320,854      $405,856
Ratio of Expenses to Average Daily Net Assets................      0.75%        0.76%         0.77%       0.73%         0.69%
Ratio of Net Investment Income to Average Daily Net Assets...      4.99%        4.73%         4.01%       1.64%         2.53%
Portfolio Turnover Rate......................................       147%         129%          180%        205%          104%

--------------
(1)   Reflects 12b-1 distribution expenses beginning June 1, 1992.
(2) Does not reflect any maximum sales charge that is or was in effect nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value.

                                                     Delaware Fund B Class

                                                                    Period
                                                    Year           9/6/94(1)
                                                    Ended          through
                                                   10/31/95        10/31/94

Net Asset Value, Beginning of Period............    $17.980         $18.340

Income From Investment Operations
---------------------------------
Net Investment Income...........................      0.567           0.070
Net Gains (Losses) on Securities
           (both realized and unrealized).......      2.113          (0.280)
                                                      -----         -------
      Total From Investment Operations..........      2.680          (0.210)
                                                      -----         -------

Less Distributions
------------------
Dividends (from net investment income)..........     (0.510)         (0.150)
Distributions (from capital gains)..............     (0.250)          none
Returns of Capital..............................      none            none
                                                    -------         -------
      Total Distributions.......................     (0.760)         (0.150)
                                                    -------         -------

Net Asset Value, End of Period..................    $19.900         $17.980
                                                    =======         =======

-------------------------------------------------------------------------------

Total Return(2) ................................      15.36%          (1.14%)
---------------
-------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's omitted).......     $3,383            $568
Ratio of Expenses to Average Daily Net Assets ..       1.79%           1.81%
Ratio of Net Investment Income to Average Daily
   Net Asset ...................................       2.73%           2.47%
Portfolio Turnover Rate.........................         94%            142%


-------------------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Does not include any CDSC which varies from 1% - 4%, depending upon the holding period for Delaware Fund B Class.


                                                                       Devon Fund A Class
                                                                                    Period
                                                                     Year          12/29/93(1)
                                                                     Ended          through
                                                                   10/31/95        10/31/94

Net Asset Value, Beginning of Period ...........................    $10.830         $10.000

Income From Investment Operations
---------------------------------
Net Investment Income(5) .......................................      0.207           0.136
Net Gains (Losses) on Securities
     (both realized and unrealized) ............................      2.053           0.784
                                                                    -------        --------
     Total From Investment Operations ..........................      2.260           0.920
                                                                    -------        --------

Less Distributions
------------------
Dividends (from net investment income).........................      (0.220)         (0.090)
Distributions (from capital gains).............................      (0.320)          none
Returns of Capital.............................................       none            none
                                                                    -------        --------
     Total Distributions.......................................      (0.540)         (0.090)
                                                                    -------        --------

Net Asset Value, End of Period ................................     $12.550         $10.830
                                                                    =======        ========
--------------------------------------------------------------------------------------------
Total Return(2) ...............................................       21.98%          11.09%
---------------
--------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's omitted) .....................     $8,846           $4,600
Ratio of Expenses to Average Daily Net Assets..................       1.25%(3)         1.25%(3)
Ratio of Net Investment Income to Average Daily Net Assets.....       1.82%(4)         1.96%(4)
Portfolio Turnover Rate .......................................         99%             180%

-----------------
(1) Date of initial sale of Devon Fund A Class; this class was formerly known as Dividend Growth Fund A Class. Ratios and total return have been annualized.
(2) Total return does not include any maximum sales charge that is or was in effect nor the 1% Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value. Total return reflects the reflects expense limitation referenced in Notes 3 and 4.
(3) Ratio of expenses to average daily net assets prior to expense limitation was 2.29% for the year ended October 31, 1995 and 3.26% for the period ended October 31, 1994.
(4) Ratio of net investment income (loss) to average daily net assets prior to expense limitation was 0.78% for the year ended October 31, 1995 and (0.05%) for the period ended October 31, 1994.
(5) 1995 per share information was based on the average shares outstanding method.


                                                                       Devon Fund B Class
                                                                                    Period
                                                                     Year           9/6/94(1)
                                                                     Ended          through
                                                                   10/31/95         10/31/94

Net Asset Value, Beginning of Period..............................  $10.820         $10.900

Income From Investment Operations
---------------------------------
Net Investment Income(5)..........................................    0.127           0.027
Net Gains (Losses) on Securities
           (both realized and unrealized).........................    2.053          (0.077)
                                                                      -----         -------
      Total From Investment Operations............................    2.180          (0.050)
                                                                      -----         -------

Less Distributions
------------------
Dividends (from net investment income)............................   (0.180)         (0.030)
Distributions (from capital gains)................................   (0.320)          none
Returns of Capital................................................    none            none
                                                                     ------         -------
Total Distributions...............................................   (0.500)         (0.030)
                                                                     -------        -------

Net Asset Value, End of Period....................................  $12.500         $10.820
                                                                    =======         =======
----------------------------------------------------------------------------------------------

Total Return(2) ..................................................    21.09%          (0.46%)
---------------
----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's omitted).........................     $863            $115
Ratio of Expenses to Average Daily Net Assets.....................     1.95%(3)        1.95%(3)
Ratio of Net Investment Income to Average Daily Net Assets........     1.12%(4)        1.26%(4)
Portfolio Turnover Rate...........................................       99%            180%

----------------
(1) Date of initial sale of Devon Fund B Class; this class was formerly known as Dividend Growth Fund B Class. Ratios have been annualized but total return has not been annualized.
(2) Total return does not include any CDSC which varies from 1%-4%, depending upon the holding period for Devon Fund B Class. Total return reflects the expense limitation referenced in Notes 3 and 4.
(3) Ratio of expenses to average daily net assets prior to expense limitation was 2.99% for the year ended October 31, 1995 and 3.96% for the period ended October 31, 1994.
(4) Ratio of net investment income (loss) to average daily net assets prior to expense limitation was 0.08% for the year ended October 31, 1995 and (0.75%) for the period ended October 31, 1994.
(5) 1995 per share information was based on the average shares outstanding method.

INVESTMENT OBJECTIVES AND POLICIES

         The objective of the Delaware Fund is to seek a balance of capital appreciation, income and preservation of capital.

         The objective of the Devon Fund is to seek current income and capital appreciation.

         Although each Series will constantly strive to attain its objective, there can be no assurance that it will be obtained. The objective of each Series cannot be changed without shareholder approval.

INVESTMENT STRATEGY

         Delaware Fund - As a "balanced" fund, the Delaware Fund will generally invest at least 25% of its assets in fixed income securities, including U.S. Government securities and corporate bonds. The remainder of the Series will be allocated to equity securities principally, including convertible securities, and also to cash and cash equivalents. A portion of the Series' investment in certain convertible securities may be deemed fixed income in nature for purposes of this 25% fixed income allocation. The Series may also invest in foreign securities.


         The Series uses a dividend-oriented valuation strategy to select individual securities in which it will invest. In seeking capital appreciation, the Series invests primarily in common stocks of established companies believed to have a potential for long-term capital growth. In seeking current income and preservation of capital, in addition to capital appreciation, the Series invests in various types of fixed income securities, including U.S. Government and government agency securities and corporate bonds. The Series generally invests in bonds that are rated in the top four grades by a nationally-recognized rating agency (e.g., Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P")) at the time of purchase, or, if unrated, are determined to be equivalent to the top four grades in the judgment of the Manager. The fourth grade is considered medium grade and may have some speculative characteristics. Typically, the maturity of the bonds will range between five and 30 years. The Series may invest not more than 5% of its assets in convertible debentures rated below investment grade.


         The Series will analyze existing and expected economic and market conditions and seek to identify those market sectors or individual securities that are expected to benefit from those conditions. Its appraisal of these economic conditions will determine the types of securities it will hold and the degree of investment emphasis placed upon capital appreciation and income.

         Devon Fund - The Devon Fund will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the Manager believes have the potential for above average dividend increases over time. Under normal circumstances, the Series will generally invest at least 65% of its total assets in dividend paying common stocks.

         In selecting stocks for the Series, the Manager will focus primarily on dividend paying common stocks issued by companies with market capitalizations in excess of $100 million, but is not precluded from purchasing shares of companies with market capitalizations of less than $100 million. In seeking stocks with potential for above average dividend increases, the Manager will consider such factors as the historical growth rate of a dividend, the frequency of prior dividend increases, the issuing company's potential to generate cash flows, and the price/earnings multiple of the stock relative to the market. The Manager will generally avoid stocks that it believes are overvalued and may select stocks with current dividend yields that are lower than the current yield of the S&P 500 Stock Index in exchange for anticipated dividend growth.

         While management believes that the Series' objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible and preferred securities, rights and warrants to purchase common stock, and various types of fixed income securities, such as U.S. Government and government agency securities, corporate debt securities, and bank obligations, and may also engage in futures transactions. The Series may invest in foreign securities.

         Mortgage-Backed Securities--Each Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or government sponsored corporations. Each Series also may invest in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. Government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax-Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The Series currently invest in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

         Asset-Backed Securities--Each Series may also invest in securities which are backed by assets such as receivables on home equity and credit loans, and receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases. All such securities must be rated in the highest rating category by a reputable credit rating agency (e.g., AAA by S&P's or Aaa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future. It is each Series' current policy to limit asset-backed investments to those represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

         Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities. For further discussion concerning the risk of investing in such asset-backed securities, see Part B.

         Real Estate Investment Trusts--Each Series may invest in shares or convertible bonds issued by real estate investment trusts ("REITS"). REITS invest primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. Each Series anticipates investing only in REITS that invest the majority of their assets directly in real property and derive their income primarily from rents, which are known as "equity REITS." Equity REITS can also realize capital gains by selling properties that have appreciated in value.

         Restricted and Illiquid Securities--Each Series may purchase privately placed securities the resale of which is restricted under applicable securities laws. Most of the privately placed securities acquired by the Series will be eligible for resale by the Series without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers. Each Series may invest not more than 10% of its assets in illiquid securities. While maintaining oversight, the Board of Directors of the Fund has delegated to the Manager the day-to-day function of determining whether individual Rule 144A Securities are liquid for purposes of each Series' 10% limitation on investments in illiquid securities. The Devon Fund currently intends to limit its investments in restricted securities, excluding Rule 144A Securities, to not more than 5% of its assets.


         The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Series' holdings of illiquid securities exceed the Series' limit noted above on investments in such securities, the Manager will determine what action to take to ensure that the Series continues to adhere to such limitation.


         Convertible Securities--Each Series may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. Each Series may invest not more than 5% of its assets in convertible debentures that are rated below investment grade or are unrated but are determined by the Manager to be of comparable quality. For a discussion concerning the risks of investing in such securities, see Part B.

         Foreign Securities and ADRs--Each Series may invest up to 5% of its assets in foreign securities. Each Series may also invest without limitation in sponsored and unsponsored American Depository Receipts ("ADRs") that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

         Foreign markets may be more volatile than U.S. markets, and investments in foreign securities involve sovereign risks in addition to the normal risks associated with U.S. securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar) and control regulations apart from market fluctuations. Each Series may also experience delays in foreign securities settlement.

         Each Series will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions.

         The Fund's Custodian for its foreign securities is Morgan Guaranty Trust Company of New York, located at 60 Wall Street, New York, NY 10260.

         Futures Contracts--The Devon Fund may enter into futures contracts on stocks and stock indices, and purchase or sell options on stock index futures and stock indices. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market the Series' positions in cash, short-term debt securities and other money market instruments, at times when the Series' assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Series.

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         The Series may also purchase and write options on the types of futures contracts in which the Series may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The Series may realize a profit or a loss when closing out a futures contract or an option on a futures contract.

         To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

         Options--The Devon Fund may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Series does not currently intend to write or purchase options on stock indices.

         While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options.

Call Options

         Writing Covered Call Options--A covered call option obligates the Series to sell one of its securities for an agreed price up to an agreed date. When the Series writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price regardless of market price changes during the call period. The advantage is that the Series receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in market value of the security. However, if the Manager's forecast is wrong, the Series may not fully participate in the market appreciation if the security's price rises.

         Writing a Call Option on Stock Indices--Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.

Put Options

         Purchasing a Put Option--A put option gives the Devon Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right which would be lost if the option is not exercised. The Series will, at all times during which it holds a put option, own the security covered by such option.

         Purchasing a Put Option on Stock Indices--Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.

         Closing Transactions--Closing transactions essentially let the Series offset a put option or covered call option prior to its exercise or expiration. If the Series cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

         Repurchase Agreements--In order to invest its short-term cash reserves or when in a temporary defensive posture, each Series may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of a Series' assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Series, if any, would be the difference between the repurchase price and the market value of the security. Each Series will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, each Series must have collateral of at least 100% of the repurchase price, including the portion representing such Series' yield under such agreements which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Series consider repurchase agreements contracts for the purchase and sale of securities, and each seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act to allow the Delaware Group funds jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

         Portfolio Loan Transactions--Each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

         Other Investment Policies--Neither Series may concentrate investments in any industry, which means that a Series may generally not invest more than 25% of its assets in any one industry.

         In pursuing its investment objective, each Series may hold securities for any period of time. For temporary, defensive purposes, each Series may hold a substantial portion of its assets in cash, cash equivalents or short-term obligations, including repurchase agreements. Each Series may also enter into repurchase agreements to invest excess cash balances.

         While each Series is permitted under certain circumstances to borrow money, neither Series normally does so. A Series will not purchase investment securities while it has any borrowings outstanding.

         Each Series may purchase securities on a when-issued or delayed delivery basis. It is the current intention of each Series not to enter into when-issued commitments exceeding in the aggregate 5% of the market value of the Series' total assets less liabilities other than obligations created by these commitments.

                                      * * *

         Part B provides more information on the Fund's investment restrictions and policies, and includes Appendix A which describes security ratings.

SUITABILITY

         Each Series may be suitable for investors interested in long-term capital appreciation. Delaware Fund may be more suitable for investors wishing to expose a portion of their assets to fixed income securities, while Devon Fund may be more suitable for investors seeking a greater emphasis on common stocks and securities convertible into common stocks. Investors in each Series should be willing to accept the risks associated with investments in equity securities. Investors in Delaware Fund and, to a lesser extent, investors in Devon Fund should also be willing to accept the risks associated with investments in fixed income securities. Net asset values may fluctuate in response to market conditions and, as a result, neither Series is appropriate for a short-term investor.

         Ownership of Series shares reduces the bookkeeping and administrative inconveniences connected with direct purchases of these securities.

         An investor should not consider a purchase of either Series shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES

         The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY


Investor Information Center
         800-523-4640
                  Fund Information
                  Literature
                  Price, Yield and
                      Performance Figures

Shareholder Service Center
         800-523-1918
                  Information on Existing
                      Regular Investment
                      Accounts and Retirement
                      Plan Accounts
                  Wire Investments
                  Wire Liquidations
                  Telephone Liquidations
                  Telephone Exchanges


Delaphone
         800-362-FUND
         (800-362-3863)

Shareholder Services

         During business hours, you can call the Fund's Shareholder Service Center. Our representatives can answer any questions about your account, the Series, various service features and other funds in the Delaware Group.

Performance Information

         During business hours, you can call the Investor Information Center to get current performance information.

Delaphone Service

         Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone is available seven days a week, 24 hours a day.

Statements and Confirmations

         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. See Dividend Reinvestment Plan below. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations

         If your investment dealer is noted on your investment application, we will send your dealer a duplicate confirmation. This makes it easier for your investment dealer to help you manage your investments.

Tax Information

         Each year, the Fund will mail you information on the tax status of your dividends and distributions.

Dividend Reinvestment Plan

         You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your account. Also, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

         Reinvestments of distributions into Class A Shares of a Series or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of a Series or of other Delaware Group funds into Class C Shares of a Series or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Buying Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.


         Holders of Class A Shares of a Series may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Series. Holders of Class B Shares of a Series may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares (the "Class B Funds"). Similarly, holders of Class C Shares of a Series may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares (the "Class C Funds"). See Class B Funds and Class C Funds under Buying Shares for a list of the funds offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

Exchange Privilege

         The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.

Wealth Builder Option

         You may elect to have amounts in your account automatically invested in shares of other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Class A, Class B and Class C Shares. See Redemption and Exchange.

Right of Accumulation

         With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of a Series with the dollar amount of new purchases of Class A Shares to qualify for a reduced front-end sales charge. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Buying Shares.

Letter of Intention

         The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Buying Shares and Part B.

12-Month Reinvestment Privilege

         The 12-Month Reinvestment Privilege permits you to reinvest proceeds of Class A Shares within one year of the date of redemption, without a front-end sales charge. See Part B.

Delaware Group Asset Planner


         Delaware Group Asset Planner is an asset allocation service that gives investors, working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned allocation strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, investors may also tailor a

Strategy that meets their personal needs and goals. See How to Buy Shares under Buying Shares.


Financial Information about the Fund
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. The Fund's fiscal year ends on October 31.

RETIREMENT PLANNING

         An investment in a Series may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.


         Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request.


         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase the Delaware Fund Institutional Class or the Devon Fund Institutional Class. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.

Individual Retirement Account ("IRA")

         Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

Simplified Employee Pension Plan
("SEP/IRA")

         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee
Pension Plan ("SAR/SEP")

         Offers employers with 25 or fewer eligible employees the ability to establish a SEP/IRA that permits salary deferral contributions. An employer may also elect to make additional contributions to this plan. Class B Shares are not available for purchase by such plans.

403(b)(7) Deferred Compensation Plan

         Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 Deferred Compensation Plan

         Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

Prototype Profit Sharing or Money Purchase
Pension Plan

         Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Prototype 401(k) Defined Contribution Plan

         Permits employers to establish a tax-qualified plan based on salary deferral contributions for investment in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Allied Plans

         Class A Shares are available for purchase by participants in 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by a participant under the Allied Plan may be combined with the dollar amount of new purchases by that participant to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described below under Waiver of Limited CDSC - Class A Shares, apply to redemptions by participants in Allied Plans, except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.

BUYING SHARES

Purchase Amounts

         Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases generally must be $100 or more. Class A Shares purchased under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. In addition, there is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC.


         For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan. Minimum purchase requirements do not apply to retirement plans other than IRAs for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which class is selected.


Alternative Purchase Arrangements

         Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase with respect to Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis with respect to Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

         Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value and Distribution (12b-1) and Service. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below.

         Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within six years of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. At the end of approximately eight years after purchase, the Class B Shares will automatically be converted into Class A Shares. See Automatic Conversion of Class B Shares, below.


         Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares. Class C Shares do not incur a front-end sales charge when they are purchased, but are subject to a sales charge if they are redeemed within 12 months of purchase and are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C

Shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to the Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.


         The alternative purchase arrangements described above permit investors in a Series to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Series with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses to which each of the Classes is subject and, in comparing Class B Shares to Class C Shares, the desirability of an automatic conversion feature, which is available only for Class B Shares.

         As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might elect the front-end sales charge alternative because similar sales charge reductions are not available for purchases under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to .30%, whereas Class B Shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately eight years after purchase (see Automatic Conversion of Class B Shares), and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted from the purchase amount at the time of purchase, investors who buy Class A Shares would not have their full purchase amount invested initially.

         Certain other investors might determine it to be more advantageous to purchase Class B Shares and have all their money invested initially, although they would be subject to a CDSC for up to six years after purchase, as well as annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just 12 months after purchase but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested under the deferred sales charge alternative or the level sales charge alternative. However, there can be no assurance as to the return, if any, that will be realized on such additional money.


         Prospective investors should refer to Appendix A to this Prospectus for an illustration of the potential impact on a long-term shareholder's investment in the Fund under each of the purchase options.


         For the distribution and related services provided to, and the expenses borne on behalf of, a Series, the Distributor and others will be paid, in the case of the Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of the Class B Shares and the Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Sales personnel may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to the Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges provide for the financing of the distribution of the respective Classes. See 12b-1 Distribution Plans - Class A, Class B and Class C Shares.

         Dividends paid by the Series with respect to the Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to the Class B and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

         The NASD has adopted certain rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares

         The Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

         Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                  Delaware Fund A Class and Devon Fund A Class


--------------------------------------------------------------------------------------------------------------------------
                                                                                                 Dealer's
                                                    Front-End Sales Charge as % of              Commission***
       Amount of Purchase                              Offering          Amount                    as % of
                                                         Price          Invested**             Offering Price

--------------------------------------------------------------------------------------------------------------------------

                                                                     Delaware     Devon
                                                                       Fund       Fund

Less than $100,000                                       4.75%        4.96%       5.02%             4.00%
$100,000 but under $250,000                              3.75         3.91        3.90              3.00
$250,000 but under $500,000                              2.50         2.56        2.55              2.00
$500,000 but under $1,000,000*                           2.00         2.06        2.07              1.60

  * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

 ** Based upon the net asset value per share of the Class A Shares as of the end of the Fund's most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

--------------------------------------------------------------------------------

      The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

      From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional concession of up to .15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

--------------------------------------------------------------------------------

        For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made, in accordance with the following schedule:

                                       Dealer's
                                       Commission
                                       -----------
                                       (as a percent-
Amount                                 age of amount
of Purchase                            purchased)
-----------
Up to $2 million                           1.00%
Next $1 million up to $3 million            .75
Next $2 million up to $5 million            .50
Amount over $5 million                      .25

        In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of a Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

        An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.

        Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
        By combining your holdings of Class A Shares of a Series with your holdings of Class B Shares and/or Class C Shares of that Series and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc., beneficially owned in connection with ownership of variable insurance products, may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included, unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.


        This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.


        It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

        Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares under Buying Shares.

Buying at Net Asset Value

         Class A Shares of a Series may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege. See The Delaware Difference and Redemption and Exchange for additional information.


        Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their immediate families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases include retirement accounts and must be for accounts in the name of the individual or a qualifying family member. Purchases of Class A Shares may be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charge. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value. See Retirement Planning for a description of net asset value purchase for Allied Plans.

        The Fund must be notified in advance that an investment qualifies for purchase of Class A Shares at net asset value.

Group Investment Plans

        Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Prototype Profit Sharing, Pension and 401(k) Defined Contribution Plans) may benefit from the reduced front-end sales charges relating to the Class A Shares set forth in the table on page , based on total plan assets. In addition, 403(b)(7) and 457 Retirement Plan Accounts may benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria: (i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.

        For additional information on these plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

        For other retirement plans and special services, see Retirement
Planning.

Deferred Sales Charge Alternative - Class B Shares

        Class B Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, a Series will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees facilitates the ability of a Series to sell the Class B Shares without deducting a front-end sales charge at the time of purchase.


        Shareholders of a Series' Class B Shares exercising the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule relating to the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.


Automatic Conversion of Class B Shares

         Except for shares acquired through a reinvestment of dividends, Class B Shares of a Series held for eight years after purchase are eligible for automatic conversion into Class A Shares of that Series. The Fund will effect conversions of Class B Shares into Class A Shares only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

        Class B Shares of a fund acquired through reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares


        Class C Shares may be purchased at net asset value without the imposition of a front-end sales charge and, as a result, the Fund will invest the full amount of the investor's purchase payment. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.


        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for expenses related to providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

        Shareholders of the Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge - Class B
Shares and Class C Shares


        Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemptions of shares received through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of either the Class B Shares or the Class C Shares of a Series, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

        The following table sets forth the rates of the CDSC for the Class B Shares of each Series:


                                             Contingent Deferred
                                              Sales Charge (as a
                                                Percentage of
                                                Dollar Amount
Year After Purchase Made                      Subject to Charge)
------------------------                      ------------------

        0-2                                           4%
        3-4                                           3%
        5                                             2%
        6                                             1%
        7 and thereafter                             None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of a Series, the Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets representing such shares.

        In determining whether a CDSC is applicable to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to the Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

        The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of CDSC - Class B and Class C Shares under Redemption and Exchange.


12b-1 Distribution Plans - Class A, Class B and Class C Shares

        Under the distribution plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund is permitted to pay the Distributor annual distribution fees of up to .30% of the average daily net assets of a Series' Class A Shares, 1% of the average daily net assets of a Series' Class B Shares and 1% of the average daily net assets of a Series' Class C Shares. These fees, which are payable monthly, compensate the Distributor for providing distribution and related services and bearing certain expenses of each Class. The 12b-1 Plans applicable to the Class B Shares and the Class C Shares are designed to permit an investor to purchase Class B Shares or Class C Shares through dealers or brokers without the assessment of a front-end sales charge while enabling the Distributor to compensate dealers and brokers for the sale of such shares. For a more detailed discussion of the 12b-1 Plans relating to the Class A, Class B, and Class C Shares, see Distribution (12b-1) and Service under Management of the Fund.

Other Payments to Dealers -- Class A, Class B and Class C Shares

        In addition, from time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

        Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended. In addition, as noted above, the Distributor may pay dealers a commission in connection with net asset value purchases.

Class B Funds and Class C Funds

         The following funds currently offer Class B and Class C Shares:
Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Limited-Term Government Fund of Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Tax-Free USA Fund, Tax-Free Insured Fund and Tax-Free USA Intermediate Fund of Delaware Group Tax-Free Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Group Value Fund, Inc., Decatur Income Fund and Decatur Total Return Fund of Delaware Group Decatur Fund, Inc., Delaware Group Trend Fund, Inc., Global Assets Series, Global Bond Series and International Equity Series of Delaware Group Global & International Funds, Inc., DMC Tax-Free Income Trust-Pennsylvania and each Series of the Fund.

Delaware Fund Institutional Class and Devon
Fund Institutional Class

        In addition to offering the Delaware Fund A Class, the Delaware Fund B Class, the Delaware Fund C Class, the Devon Fund A Class, the Devon Fund B Class and the Devon Fund C Class, the Fund also offers the Delaware Fund Institutional Class and the Devon Fund Institutional Class of shares, which are described in a separate prospectus relating to those classes of shares and are available for purchase only by certain investors. Delaware Fund Institutional Class and Devon Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain a prospectus which describes the Delaware Fund Institutional Class and the Devon Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the cover of this Prospectus.

Dividend Orders

        You may have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective. For more information, see Dividend Reinvestment Plan under The Delaware Difference or call the Shareholder Service Center.

HOW TO BUY SHARES

        The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer.

Investing through Your Investment Dealer

         You can make a purchase of shares of the Classes through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

Investing by Mail

1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check, payable to the specific Class selected, to 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from the Fund. Use of this investment slip can expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire

        You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Fund's Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the Class selected by you, at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Fund's Shareholder Service Center by telephone of each wire you send.

        If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

Delaware Group Asset Planner

         To invest in Delaware Group funds using the Asset Planner service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser. The sales charge on the investment is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available for use inside the Asset Planner service; however, only "like" class shares may be used within the same Strategy.


        An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30th of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of your Fund accounts if not paid by September 30th. See Part B.


        Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

        Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Investing by Exchange


        If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus.


        Shareholders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group including other Class A Shares, but may not exchange their shares for Class B Shares or Class C Shares of the Series or for Class B Shares or Class C Shares of any other fund in the Delaware Group. Shareholders of Class B Shares of a Series are permitted to exchange all or part of their Class B Shares only into the corresponding class of shares of the Class B Funds. Similarly, shareholders of Class C Shares of a Series are permitted to exchange all or part of their Class C Shares only into the corresponding class of shares of the Class C Funds. Class B Shares and Class C Shares of a Series acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of the Class B Shares of a Series acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Series.

        Permissible exchanges into Class A Shares of a Series will be made without a front-end sales charge imposed by the Series except for exchanges from funds not subject to a front-end sales charge (unless such shares were acquired in an exchange from a fund subject to such a charge or such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Series will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

        See Allied Plans under Retirement Planning for information on exchanges by participants in an Allied Plan.

Additional Methods of Adding to Your Investment

        Call the Shareholder Service Center for more information if you wish to use the following services:

1.      Direct Deposit

        You may have your employer or bank make regular investments directly to your account for you (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

2.      Automatic Investing Plan

        The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize the Fund to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                      * * *

        Should investments by these two methods be reclaimed or returned for some reason, the Fund has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Series.

Purchase Price and Effective Date

         The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

        The effective date of a purchase made through an investment dealer is the date the order is received by the Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase

         The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

        The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice and no CDSC will apply to such assessments.


        The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under a Class' minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

        You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares from one fund or class to another constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after we receive your request in good order subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. Redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. A shareholder submitting a redemption may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Series will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B or Class C Shares or, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. The Fund will not honor telephone redemptions for shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.


        There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for transfers involving assets that were previously invested in a fund with a front-end sales charge and/or transfers involving the reinvestment of dividends.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for Class B Shares of other Class B Funds or Class C Shares of other Class C Funds, as applicable (in each case, "New Shares"), will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund. In an exchange of Class B Shares, a Series' CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Series for a longer period of time than if the investment in New Shares were made directly.

        Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B Shares and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

        All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

        All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

Written Redemption

        You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate must accompany your request and also be in good order. The Fund issues certificates for Class A Shares only if a shareholder submits a specific request. The Fund does not issue certificates for Class B or Class C Shares.

Written Exchange

        You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may only redeem or exchange by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such service available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record

        The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank

        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires an Authorization Form with your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. Except for any CDSC which may be applicable to the Class B and Class C Shares and the Limited CDSC which may be applicable to certain Class A Shares, there are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Fund's Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

        If expedited payment by check or wire could adversely affect a Series, the Fund may take up to seven days to pay.

Telephone Exchange

        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into any fund in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans

1.      Regular Plans

        This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. You may elect to have your payments transferred from your Series account to your predesignated bank account through the Delaware Group's MoneyLine service. Your funds will normally be credited to your bank account two business days after the payment date. Except for the Limited CDSC which may be applicable to Class A Shares and the CDSC which may be applicable to Class B Shares and Class C Shares as noted below, there are no fees for this redemption method. You can initiate the MoneyLine service by completing an Authorization Agreement. If the name and address on your bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. Please call the Shareholder Service Center for additional information.

2.      Retirement Plans

        For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Fund's Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine service described above is not available for retirement plans.

                                      * * *


        Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan. Also, redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value, below.


        With respect to Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan, any applicable CDSC will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of CDSC Class B and Class C Shares, below.


        For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.


Wealth Builder Option

        Shareholders may elect to invest in other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from their Series account and invested automatically into an account in one or more funds in the Delaware Group. If, in connection with the Wealth Builder Option, a shareholder wishes to open a new account in such other fund or funds to receive the automatic investment, such new account must meet such other fund's minimum initial purchase requirements. Investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.


        Shareholders can use the Wealth Builder Option to invest in the Fund through regular liquidations of shares in their accounts in other funds in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. Shareholders can terminate their participation at any time by written notice to the Fund. See Redemption and Exchange.


        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

Contingent Deferred Sales Charge for Certain
Purchases of Class A Shares Made at Net Asset Value

        A Limited CDSC will be imposed by the Fund upon certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within twelve months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above. See Buying Shares.

        The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than twelve months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Fund assesses the Limited CDSC if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of the Class A Shares of a Series or the Class A Shares acquired in the exchange.

        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are redeemed first followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited CDSC - Class A Shares

        The Limited CDSC for Class A Shares on which a dealer's commission has Rbeen paid will be waived in the following instances: (i) redemptions that result from the Series' right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) distributions from a section 403(b)(7) Plan or an IRA due to death, disability, or attainment of age 59 1/2;
(v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii),
(iv), and (vi) above pursuant to a Systematic Withdrawal Plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying at Net Asset Value under Buying Shares).

Waiver of CDSC - Class B and Class C Shares

        The CDSC is waived on redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA or 403(b)(7) Deferred Compensation Plan; (iii) required minimum distributions from an IRA, 403(b)(7) Deferred Compensation Plan or 457 Deferred Compensation Plan; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on certain redemptions of Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, 403(b)(7) Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan; (iii) required minimum distributions from an IRA,

403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan;
(iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) distributions from an IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.


        In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS


        Each Series will normally make payments from net investment income on a quarterly basis. During the fiscal year ended October 31, 1995, dividends totaling $0.63 and $0.51 per share of the Delaware Fund A Class and the Delaware Fund B Class, respectively, were paid from net investment income. During the same period, dividends totaling $0.22 and $0.18 per share of the Devon Fund A Class and the Devon Fund B Class, respectively, were paid from net investment income. The amounts included undistributed net investment income earned by the Series during the previous fiscal year.

        Payments from net realized securities profits of each Series, if any, will be distributed annually in the quarter following the close of the fiscal year. During the fiscal year ended October 31, 1995, distributions totaling $0.25 per share of the Delaware Fund A Class and Delaware Fund B Class were paid from realized securities profits. During the same period, distributions totaling $0.32 per share of the Devon Fund A Class and Devon Fund B Class were paid from realized securities profits. Class C Shares of each Series commenced operations on November 29, 1995.


        Each of the Classes of a Series will share proportionately in the investment income and expenses of that Series, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.


        Both dividends and distributions, if any, are automatically reinvested in your account at net asset value, unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the Delaware Group's MoneyLine service and have such payments transferred from your Series account to your predesignated bank account. Your funds will normally be credited to your bank account two business days after the payment date. There are no fees for the MoneyLine service. See Systematic Withdrawal Plans under Redemption and Exchange for information regarding authorization of this service. This service is not available for retirement plans. (See The Delaware Difference for more information on reinvestment options.)

TAXES

        Each Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.


        Each Series intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by a Series that so qualifies will be designated each year in a notice from the Fund to the Series' shareholders. For the fiscal year ended October 31, 1995, 27% and 31% of, respectively, the Delaware Fund's and the Devon Fund's dividends from net investment income qualified for the corporate dividends-received deduction.


        Distributions paid by a Series from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Series. The Series do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of a Series' management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Series are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

        Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Series and received by the shareholder on December 31 of the year declared.


        The sale of shares of a Series is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a Series' shares which had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring a Series' shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Series or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.


        The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Buying Shares.

        In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of the Series are exempt from Pennsylvania county personal property taxes.

        Each year, the Fund will mail to you information on the tax status of the Series' dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Series.

        The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

        The tax discussion set forth above is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Series.

        See Taxes in Part B for additional information on tax matters relating to each Series and its shareholders.

CALCULATION OF OFFERING PRICE
AND NET ASSET VALUE PER SHARE

        Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the net asset value ("NAV") per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges. The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.


        The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Debt securities are priced at fair value by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.


        Each of a Series' four classes will bear, pro-rata, all of the common expenses of that Series. The net asset values of all outstanding shares of each class of a Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Series represented by the value of shares of that class. All income earned and expenses incurred by a Series will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in that Series represented by the value of shares of such classes, except that the Delaware Fund Institutional Class and the Devon Fund Institutional Class will not incur any distribution fees under the 12b-1 Plans and the Class A, Class B and Class C Shares of each Series alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of each class of a Series will vary.

MANAGEMENT OF THE FUND

Directors


        The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the Fund's directors and officers.


Investment Manager

        The Manager furnishes investment management services to the Fund.


        The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On October 31, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were managing in the aggregate more than $27 billion in assets in the various institutional (approximately
$16,961,505,000) and investment company (approximately $10,172,570,000) accounts.

        The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, new Investment Management Agreements between the Fund on behalf of each Series and the Manager were executed following shareholder approval.

        The Manager manages each Series' portfolio and makes investment decisions which are implemented by the Fund's Trading Department. The Manager also administers the Fund's affairs and pays the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the Manager is paid an annual fee equal to: for the Delaware Fund, .60% on the first $100 million of average daily net assets of the Fund,
 .525% on the next $150 million, .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less the Series' proportionate share of all directors' fees paid to the unaffiliated directors of the Fund; and, for the Devon Fund, .60% on the first $500 million of average daily net assets and .50% on the average daily net assets in excess of $500 million. Investment management fees paid by the Delaware Fund for the fiscal year ended October 31, 1995 were 0.52% of average daily net assets. Investment management fees earned by the Devon Fund for the fiscal year ended October 31, 1995 were 0.60% of average daily net assets and no fees were paid by this Series as a result of the voluntary waiver of fees by the Manager described under Summary of Expenses.

        George H. Burwell and Gary A. Reed have primary responsibility for making day-to-day investment decisions for the Delaware Fund and Mr. Burwell has such responsibility for the Devon Fund. Mr. Burwell, who has been the Fund's Senior Portfolio Manager for equities since 1992, holds a BA from the University of Virginia. Prior to joining the Delaware Group in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds. Mr. Burwell is a Chartered Financial Analyst.

        Mr. Reed has been the Delaware Fund's Senior Portfolio Manager for fixed income since April 1995. He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining the Delaware Group in 1989, Mr. Reed was Vice President and Manager of the fixed income department at Irving Trust Company in New York.

        In making investment decisions for the Fund, Mr. Burwell and Mr. Reed regularly consult with Wayne A. Stork, Richard G. Unruh, Jr. and Paul E. Suckow. Mr. Stork, Chairman of the Manager and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. A graduate of Brown University, Mr. Unruh received his MBA from the University of Pennsylvania's Wharton School and joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an executive vice president of the Fund in 1994. He is also a member of the Board of the Manager and was named an executive vice president of the Manager in 1994. He is on the Board of Directors of Keystone Insurance Company and AAA Mid-Atlantic and is a former president and current member of the Advisory Council of the Bond Club of Philadelphia. Mr. Suckow is Delaware's Chief Investment Officer for fixed income. A Chartered Financial Analyst, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation.


Portfolio Trading Practices


        The Series normally will not invest for short-term trading purposes. However, each Series may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Series and may affect taxes payable by the Series' shareholders to the extent that net capital gains are realized. Given the Series' investment objectives, their annual portfolio turnover rates may exceed 100%. A turnover rate of 100% would occur if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. During the past two fiscal years, Delaware Fund's portfolio turnover rates were 142% for 1994 and 94% for 1995. For the period December 29, 1993 (date of initial public offering) through October 31, 1994, Devon Fund's portfolio turnover rate was 180%, annualized, and for the fiscal year ended October 31, 1995, Devon Fund's portfolio turnover rate was 99%.


        The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of Series shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees.

Performance Information


        From time to time, Delaware Fund and Devon Fund may quote total return performance of their respective classes, in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year or life-of-Series periods, as relevant. The Series may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, each Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information which includes deductions of the maximum front-end sales charge or any applicable CDSC.


        Because securities prices fluctuate, investment results of the Classes will fluctuate over time and past performance should not be considered as a representation of future results.

Distribution (12b-1) and Service

        The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for the Series under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995.

        The Fund has adopted a separate distribution plan under Rule 12b-1 (the "Plan") for each of the Classes which permits the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for its services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of Class A, Class B and Class C Shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of shares of a Class. In addition, the Fund may make payments from the assets of the respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with the Fund.


        The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

        The aggregate fees paid by the Fund on behalf of each Series from the assets of the respective Classes to the Distributor and others under the Plans may not exceed .30% of a Class A Shares' average daily net assets in any year, and 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts) of each Series' Class B Shares' and Class C Shares' average daily net assets in any year. Each Series' Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.


        Effective June 1, 1992, the Board of Directors has determined that the annual fee payable from Delaware Fund A Class on a monthly basis, under its Plan, will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by shares of that Class that are acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by shares of that Class that were acquired before June 1, 1992. While this is the method for calculating the Delaware Fund A Class' 12b-1 fee, the fee is a Class expense so that all shareholders, regardless of when they purchase their shares, will bear 12b-1 expenses at the same per share rate. As Delaware Fund A Class shares are sold on or after June 1, 1992, the initial rate of at least .10% will increase over time. Thus, as the proportion of Delaware Fund A Class shares purchased on or after June 1, 1992, to Class shares outstanding prior to June 1, 1992, increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Fund, on behalf of the Delaware Fund series, to pay a full .30% on all assets of the Delaware Fund A Class at any time following Board approval. The Class will not incur any distribution expenses beyond the .30% limit, which may not be increased without shareholder approval.

        On September 23, 1993, the Board of Directors set the fee for the Devon Fund A Class at .30% of average daily net assets.

        The Plans do not apply to the Delaware Fund Institutional Class or the Devon Fund Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Delaware Fund Institutional Class or the Devon Fund Institutional Class.

        While payments pursuant to the Plans may not exceed .30% annually with respect to each Series' Class A Shares and 1% annually with respect to each Series' Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Fund's unaffiliated directors who may reduce the fees or terminate the Plans at any time.

        The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Delaware Fund under an Agreement dated June 29, 1988 and for the Devon Fund under an Agreement dated December 29, 1993. The directors annually review service fees paid to the Transfer Agent.


        The Distributor and the Transfer Agent are indirect, wholly-owned subsidiaries of DMH.


Expenses


        The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements. The ratios of expenses to average daily net assets for the Class A Shares and the Class B Shares of the Delaware Fund for the fiscal year ended October 31, 1995 were 0.97% and 1.79%, respectively. The ratio of expenses to average daily net assets for the Class A Shares and Class B Shares of the Devon Fund for the fiscal year ended October 31, 1995 were 1.25% and 1.95%, respectively, after voluntary fee waivers and expense reimbursements by the Manager. The Fund anticipates that the expense ratio for Class C Shares will be identical to the expense ratio for the respective Class B Shares for each Series. The ratio of each Class reflects the impact of its 12b-1 Plan.


Shares

        The Fund is an open-end management investment company, commonly known as a mutual fund, and each Series' portfolio of assets is diversified as defined by the 1940 Act. The Fund, which was organized as a Maryland corporation on March 4, 1983, was previously organized as a Delaware corporation in 1937.

        The Fund currently offers two Series of shares - the Delaware Fund series and the Devon Fund series. Series shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. Each Series will vote separately on any matter which affects only that Series. Shares of each Series have a priority over shares of any other series of the Fund in the assets and income of that Series. All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director.


        In addition to Class A, Class B and Class C Shares, the Delaware Fund and the Devon Fund offer the Delaware Fund Institutional Class and the Devon Fund Institutional Class of shares, respectively, which represent proportionate interests in the assets of the respective Series and have the same voting and other rights and preferences as the other classes of that Series, except that shares of the Delaware Fund Institutional Class and the Devon Fund Institutional Class are not subject to, and may not vote on matters affecting, the Plans relating to the Classes. Similarly, as a general matter, the shareholders of the Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the Plan that relates to the Class of shares that they hold. However, the Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Plan relating to the Class A Shares.


        Prior to September 6, 1994, the Delaware Fund A Class was known as the Delaware Fund class and the Delaware Fund Institutional Class was known as the Delaware Fund (Institutional) class. Prior to the same date, the Dividend Growth Fund A Class was known as the Dividend Growth Fund class and the Dividend Growth Fund Institutional Class was known as the Dividend Growth Fund (Institutional) class. Effective as of the close of business on August 28, 1995, the name Dividend Growth Fund was changed to Devon Fund. At the same time, the names of Dividend Growth Fund A Class, Dividend Growth Fund B Class and Dividend Growth Fund Institutional Class were changed to, respectively, Devon Fund A Class, Devon Fund B Class and Devon Fund Institutional Class.

                                   APPENDIX A

  Illustrations of the Potential Impact on Investment Based on Purchase Option

                                $10,000 Purchase

               Scenario 1                       Scenario 2                     Scenario 3                   Scenario 4
              No Redemption                  Redeem 1st Year                 Redeem 3rd Year              Redeem 5th Year
       ---------------------------     ---------------------------    ---------------------------   ---------------------------
Year   Class A   Class B   Class C     Class A   Class B   Class C    Class A   Class B   Class C   Class A   Class B   Class C
----   -------   -------   -------     -------   -------   -------    -------   -------   -------   -------   -------   -------
0        9,525    10,000    10,000       9,525    10,000    10,000      9,525    10,000    10,000     9,525    10,000    10,000
1       10,478    10,930    10,930      10,478    10,530    10,830+    10,478    10,930    10,930    10,478    10,930    10,930
2       11,525    11,946    11,946                                     11,525    11,946    11,946    11,525    11,946    11,946
3       12,678    13,058    13,058                                     12,678    12,758    13,058+   12,678    13,058    13,058
4       13,946    14,272    14,272                                                                   13,946    14,272    14,272
5       15,340    15,599    15,599                                                                   15,340    15,399    15,599+
6       16,874    17,050    17,050
7       18,562    18,636    18,636
8       20,418+   20,369    20,369
9       22,459    22,405*   22,263
10      24,705    24,646*   24,333

*This assumes that Class B Shares were converted to Class A shares at the end of the eighth year.

                                $250,000 Purchase

               Scenario 1                       Scenario 2                     Scenario 3                   Scenario 4
              No Redemption                  Redeem 1st Year                 Redeem 3rd Year              Redeem 5th Year
       ---------------------------     ---------------------------    ---------------------------   ---------------------------
Year   Class A   Class B   Class C     Class A   Class B   Class C    Class A   Class B   Class C   Class A   Class B   Class C
----   -------   -------   -------     -------   -------   -------    -------   -------   -------   -------   -------   -------
0      243,750   250,000   250,000     243,750   250,000   250,000    243,750   250,000   250,000    243,750   250,000   250,000
1      268,125   273,250   273,250     268,125   263,250   270,750+   268,125   273,250   273,250    268,125   273,250   273,250
2      294,938   298,662   298,662                                    294,938   298,662   298,662    294,938   298,662   298,662
3      324,431   326,438   326,438                                    324,431   318,938   326,438+   324,431   326,438   326,438
4      356,874+  356,797   356,797                                                                   356,874+  356,797   356,797
5      392,562   389,979   389,979                                                                   392,562   384,979   389,979
6      431,818   426,247   426,247
7      475,000   465,888   465,888
8      522,500   509,215   509,215
9      574,750   560,137*  556,572
10     632,225   616,150*  608,333

*This assumes that Class B Shares were converted to Class A shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 10% per year, a hypothetical return for Class B of 9.3% per year for years 1-8 and 10% for years 9-10, and a hypothetical return for Class C of 9.3% per year. Hypothetical returns may vary due to the different expense structures for each Class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).
Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6). Class C purchase assessed 1% CDSC upon redemption in year 1. Figures marked "+" identify which class offers the greater return potential based on investment amount and holding period.

                                               --------------------------------
                                               DELAWARE FUND INSTITUTIONAL
                                               DEVON FUND INSTITUTIONAL
                                               --------------------------------

                                               --------------------------------


   For more information contact Delaware
Group at 800-828-5052.

INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103                        P R O S P E C T U S
SHAREHOLDER SERVICING,                         --------------------------------
DIVIDEND DISBURSING
AND TRANSFER AGENT                             DECEMBER 29, 1995
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
One Commerce Square
Philadelphia, PA  19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103
CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY  10001

                                                                     DELAWARE
                                                                      GROUP
                                                                      --------

DELAWARE FUND                                                       PROSPECTUS
INSTITUTIONAL                                                 DECEMBER 29, 1995
DEVON FUND
(FORMERLY DIVIDEND GROWTH FUND)
INSTITUTIONAL

    -------------------------------------------------------------------------

                   1818 Market Street, Philadelphia, PA 19103

                  For more information about the Delaware Fund
              Institutional Class and the Devon Fund Institutional
                   Class call Delaware Group at 800-828-5052.

         Delaware Group Delaware Fund, Inc. (the "Fund") is a professionally-managed mutual fund of the series type. This Prospectus describes the shares of the Common Stock series, which is known as and does business as the Delaware Fund series ("Delaware Fund"), and the Devon Fund series ("Devon Fund") (collectively, the "Series"). Delaware Fund's objective is to seek a balance of capital appreciation, income and preservation of capital. Devon Fund's objective is to seek current income and capital appreciation.
         Delaware Fund offers the Delaware Fund Institutional Class and Devon Fund offers the Devon Fund Institutional Class (individually, a "Class" and collectively, the "Classes"). Shares of the Classes are available for purchase only by certain enumerated investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge and without a 12b-1 charge. See Buying Shares. Devon Fund Institutional Class was formerly known as Dividend Growth Fund Institutional Class.
         This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. Part B of the Fund's registration statement, dated December 29, 1995, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. Each Series' financial statements appear in its respective Annual Report, which will accompany any response to requests for Part B.
          Delaware Fund also offers Delaware Fund A Class, Delaware Fund B
Class and Delaware Fund C Class, and Devon Fund also offers Devon Fund A Class, Devon Fund B Class and Devon Fund C Class. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-523-4640.

TABLE OF CONTENTS

Cover Page                                       Buying Shares
Synopsis                                         Redemption and Exchange
Summary of Expenses                              Dividends and Distributions
Financial Highlights                             Taxes
Investment Objectives and Policies               Calculation of Net Asset Value
         Investment Strategy                        Per Share
         Suitability                             Management of the Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Capitalization

         The Fund offers the Delaware Fund series, consisting of the Delaware Fund Institutional Class, the Delaware Fund A Class, the Delaware Fund B Class and the Delaware Fund C Class, and the Devon Fund series, consisting of the Devon Fund Institutional Class, the Devon Fund A Class, the Devon Fund B Class and the Devon Fund C Class. The Fund has a present authorized capitalization of five hundred million shares of capital stock with a $1.00 par value per share. Fifty million shares have been allocated to the Delaware Fund Institutional Class, one hundred million shares to the Delaware Fund A Class, twenty-five million shares to the Delaware Fund B Class, twenty-five million shares to the Delaware Fund C Class, twenty-five million shares to the Devon Fund Institutional Class, fifty million shares to the Devon Fund A Class, twenty-five million shares to the Devon Fund B Class and twenty-five million shares to the Devon Fund C Class. See Shares under Management of the Fund.

Investment Manager, Distributor and Service Agent

         Delaware Management Company, Inc. (the "Manager") is the investment manager for the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Management of the Fund.

Purchase Price

         Shares of each Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge and are not subject to distribution fees under a Rule 12b-1 distribution plan. See Buying Shares.

Investment Objective

         The objective of the Delaware Fund is to seek a balance of capital appreciation, income and preservation of capital. The objective of the Devon Fund is to seek current income and capital appreciation. For further details, see Investment Objectives and Policies.

Risk Factors and Special Considerations

         The Delaware Fund typically invests a portion of its assets in mortgaged-backed and asset-backed securities (commonly considered to be "derivative securities"), which may present greater risks than other types of portfolio securities, and the investor should review the descriptions of these risks in this Prospectus. See Mortgaged-Backed Securities and Asset-Backed Securities under Investment Objectives and Policies.
         The Devon Fund may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. While the Devon Fund does not engage in options and futures for speculative purposes, there are risks that result from use of these instruments by the Series, and the investor should review the descriptions of these risks in this Prospectus. See Futures Contracts and Options under Investment Objectives and Policies.

Open-End Investment Company

         The Fund, which was organized as a Maryland corporation on March 4, 1983 and previously organized as a Delaware corporation in 1937, is an open-end management investment company and each Series' portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). See Shares under Management of the Fund.


Investment Management Fees

         The Manager furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Directors. Under the Investment Management Agreements, the annual compensation paid to the Manager is equal to: for Delaware Fund, .60% on the first $100 million of average daily net assets, .525% on the next $150 million, .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less that Series' proportionate share of all directors' fees paid to the unaffiliated directors of the Fund; and, for Devon Fund, .60% on the first $500 million of average daily net assets and .50% on the average daily net assets in excess of $500 million. See Management of the Fund.

Redemption and Exchange
         Shares of each Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

SUMMARY OF EXPENSES

                                                                  Delaware
                                                                    Fund
                                                                 Institutional
                 Shareholder Transaction Expenses                   Class
 -----------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)...............................   None

Maximum Sales Charge Imposed
on Reinvested Dividends
(as a percentage of offering price)...............................   None

Redemption Fees...................................................   None*

Exchange Fees.....................................................   None**

                                                                    Delaware
                                                                      Fund
            Annual Operating Expenses                            Institutional
     (as a percentage of average daily net assets)                   Class
-------------------------------------------------------------------------------
Management Fees...................................................     0.52%
12b-1 Fees........................................................     None
Other Operating Expenses..........................................     0.27%
                                                                       -----
  Total Operating Expenses........................................     0.79%
                                                                       =====

                                                                    Devon
                                                                     Fund
                                                                 Institutional
                  Shareholder Transaction Expenses                   Class
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)...............................   None

Maximum Sales Charge Imposed
on Reinvested Dividends
(as a percentage of offering price)...............................   None

Redemption Fees...................................................   None*

Exchange Fees.....................................................   None**

                                                                     Devon
                                                                      Fund
                Annual Operating Expenses                        Institutional
       (as a percentage of average daily net assets)                 Class
-------------------------------------------------------------------------------
Management Fees (after voluntary waivers).........................     0.00%***
12b-1 Fees........................................................     None
Other Operating Expenses (after voluntary waivers)................     0.95%***
                                                                       -----
  Total Operating Expenses........................................     0.95%***
                                                                       =====

         The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in either Class will bear directly or indirectly. *CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire. ** Exchanges are subject to the requirements of each fund and a front-end sales charge may apply. ***The Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by the Devon Fund and to reimburse the Series to the extent necessary to ensure that the "Total Operating Expenses" of the Devon Fund Institutional Class did not exceed .95% (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) during the commencement of the public offering of the Class through December 31, 1994. This waiver has been extended through June 30, 1996. If the voluntary expense waivers were not in effect, it is estimated that the "Total Operating Expenses," as a percentage of average daily net assets, would be 1.99% for the Devon Fund Institutional Class, reflecting Management Fees of 0.60%.
         See Delaware Fund A Class, Delaware Fund B Class, Delaware Fund C Class, Devon Fund A Class, Devon Fund B Class and Devon Fund C Class for expense information about those classes.

         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the tables above, the Fund charges no redemption fees.

Delaware Fund         1 year          3 years         5 years          10 years
                      ------          -------         -------          --------
Institutional Class     $8              $25             $44               $98

Devon Fund            1 year          3 years         5 years          10 years
                      ------          -------         -------          --------
Institutional Class    $10              $30             $53              $117

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Delaware Group Delaware Fund, Inc. - Delaware Fund and Delaware Group Delaware Fund, Inc. - Devon Fund and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the reports of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part
B. Further information about the Series' performance is contained in their Annual Reports to shareholders. A copy of each Series' Annual Report (including the report of Ernst & Young LLP) may be obtained from the Fund upon request at no charge.
-------------------------------------------------------------------------------

                                                                  Delaware Fund Institutional Class
                                                ---------------------------------------------------------------------------------
                                                                              Period
                                                                            11/9/92(2)
                                                          Year Ended            to                 Year Ended
                                                10/31/95(2)    10/31/94(2)    10/31/93   10/31/93(1)   10/31/92(1)   10/31/91(1)
Net Asset Value, Beginning of Period...........  $18.030        $19.460        $18.820    $18.720       $18.810       $16.190
Income From Investment Operations
---------------------------------
Net Investment Income..........................    0.694          0.653          0.632      0.631         0.660         0.757
Net Gains (Losses) on Securities
            (both realized and unrealized).....    2.166         (0.293)         1.438      1.509         1.490         3.033
                                                   -----         -------         -----      -----         -----         -----
      Total From Investment Operations.........    2.860          0.360          2.070      2.140         2.150         3.790
                                                   -----         -------         -----      -----         -----         -----

Less Distributions
------------------
Dividends (from net investment income).........   (0.660)         (0.630)       (0.660)    (0.660)       (0.700)       (0.880)
Distributions (from capital gains).............   (0.250)         (1.160)       (0.770)    (0.770)       (1.540)       (0.290)
Returns of Capital.............................     none            none          none       none          none          none
                                                    ----            ----          ----       ----          ----          ----
      Total Distributions......................   (0.910)         (1.790)       (1.430)    (1.430)       (2.240)       (1.170)
                                                  -------         -------       -------    -------       -------       -------
Net Asset Value, End of Period.................  $19.980         $18.030       $19.460    $19.430       $18.720       $18.810
                                                 =======         =======       =======    =======       =======       =======

-------------------------------

Total Return ..................................   16.50%           1.96%        11.76%     11.91%(3)     12.37%(3)      24.32%(3)
------------

-----------------------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's omitted)......  $108,747        $93,990       $72,052   $507,528      $487,343       $453,449
Ratio of Expenses to Average
  Daily Net Assets.............................     0.79%          0.81%         0.77%      0.89%         0.79%          0.71%
Ratio of Net Investment
  Income to Average Daily Net Assets...........     3.73%          3.47%         3.39%      3.27%         3.64%          4.29%
Portfolio Turnover Rate........................       94%           142%          160%       160%          144%           212%


                                                                     Delaware Fund Institutional Class
                                                   --------------------------------------------------------------------------------
                                                                                    Year Ended
                                                    10/31/90(1)     10/31/89(1)     10/31/88(1)     10/31/87(1)     10/31/86(1)

Net Asset Value, Beginning of Period...........      $17.480         $15.250         $16.850         $23.200         $20.860
Income From Investment Operations
---------------------------------
Net Investment Income..........................        0.856           0.796           0.551           0.331           0.554
Net Gains (Losses) on Securities
            (both realized and unrealized).....       (1.366)          2.384           2.259          (1.971)          4.486
                                                      -------          -----           -----          -------          -----
      Total From Investment Operations.........       (0.510)          3.180           2.810          (1.640)          5.040
                                                      -------          -----           -----          -------          -----
Less Distributions
------------------
Dividends (from net investment income).........       (0.780)         (0.950)         (0.320)          (0.400)        (0.700)
Distributions (from capital gains).............         none            none          (4.090)          (4.310)        (2.000)
Returns of Capital.............................         none            none            none             none           none
                                                        ----            ----            ----             ----           ----
      Total Distributions......................       (0.780)         (0.950)         (4.410)          (4.710)        (2.700)
                                                      -------          -----           -----          -------          -----
Net Asset Value, End of Period.................      $16.190         $17.480         $15.250          $16.850        $23.200
                                                     =======         =======         =======          =======        =======

Total Return ..................................        (3.17%)(3)      21.66%(3)       22.03%(3)        (9.14%)(3)     26.85%(3)
------------

-----------------------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's omitted)......     $349,873        $361,625        $328,650          $320,854       $405,856
Ratio of Expenses to Average
  Daily Net Assets.............................        0.75%           0.76%           0.77%             0.73%          0.69%
Ratio of Net Investment
  Income to Average Daily Net Assets...........        4.99%           4.73%           4.01%             1.64%          2.53%
Portfolio Turnover Rate........................         147%            129%            180%              205%           104%

----------
(1) Data are derived from data of the Delaware Fund A Class which was subject to 12b-1 distribution expenses effective June 1, 1992.
(2) Data are derived from Delaware Fund Institutional Class shares, which commenced operations on November 9, 1992. Ratios and total return have been annualized.
(3) Does not reflect the maximum sales charge that is or was in effect for the Delaware Fund A Class.


                                                             Devon Fund Institutional Class
                                                             ------------------------------
                                                                                  Period
                                                                   Year         12/29/93(1)
                                                                   Ended            to
                                                                 10/31/95        10/31/94
Net Asset Value, Beginning of Period.........................     $10.860         $10.000

Income From Investment Operations
---------------------------------
Net Investment Income(5).....................................       0.241           0.201
Net Gains (Losses) on Securities
         (both realized and unrealized)......................       2.049           0.749
                                                                    -----           -----
    Total From Investment Operations.........................       2.290           0.950
                                                                    -----           -----
Less Distributions
------------------
Dividends (from net investment income).......................      (0.240)         (0.090)
Distributions (from capital gains)...........................      (0.320)          none
Returns of Capital...........................................       none            none
                                                                  -------         -------
    Total Distributions......................................      (0.560)         (0.090)
                                                                  -------         -------

Net Asset Value, End of Period...............................     $12.590         $10.860
                                                                  =======         =======
---------------------------------------------

Total Return  ...............................................      22.26%(2)       11.45%(1)(2)
------------
-----------------------------
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's omitted)....................      $2,870          $2,516
Ratio of Expenses to Average Daily Net Assets................       0.95%           0.95%(1)(3)
Ratio of Net Investment Income to Average Daily Net Assets...       2.12%           2.26%(1)(4)
Portfolio Turnover Rate......................................         99%            180%

----------
(1) Date of initial sale of Devon Fund Institutional Class (formerly known as Dividend Growth Fund Institutional Class). Ratios and total return have been annualized.
(2) Total return reflects expense limitation referenced in Notes 3 and 4.
(3) Ratio of expenses to average daily net assets prior to expense limitation was 1.99% for the year ended October 31, 1995 and 2.96% for the period ended October 31, 1994.
(4) Ratio of net investment income to average daily net assets prior to expense limitation was 1.08% for the year ended October 31, 1995 and 0.25% for the period ended October 31, 1994.
(5) 1995 per share information was based on the average shares outstanding method.

INVESTMENT OBJECTIVES AND POLICIES

        The objective of the Delaware Fund is to seek a balance of capital appreciation, income and preservation of capital.
        The objective of the Devon Fund is to seek current income and capital appreciation.
        Although each Series will constantly strive to attain its objective, there can be no assurance that it will be obtained. The objective of each Series cannot be changed without shareholder approval.

INVESTMENT STRATEGY

        Delaware Fund - As a "balanced" fund, the Delaware Fund will generally invest at least 25% of its assets in fixed income securities, including U.S. Government securities and corporate bonds. The remainder of the Series will be allocated to equity securities principally, including convertible securities, and also to cash and cash equivalents. A portion of the Series' investment in certain convertible securities may be deemed fixed income in nature for purposes of this 25% fixed income allocation. The Series may also invest in foreign securities.

        The Series uses a dividend-oriented valuation strategy to select individual securities in which it will invest. In seeking capital appreciation, the Series invests primarily in common stocks of established companies believed to have a potential for long-term capital growth. In seeking current income and preservation of capital, in addition to capital appreciation, the Series invests in various types of fixed income securities, including U.S. Government and government agency securities and corporate bonds. The Series generally invests in bonds that are rated in the top four grades by a nationally-recognized rating agency (e.g., Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P")) at the time of purchase, or, if unrated, are determined to be equivalent to the top four grades in the judgment of the Manager. The fourth grade is considered medium grade and may have some speculative characteristics. Typically, the maturity of the bonds will range between five and 30 years. The Series may invest not more than 5% of its assets in convertible debentures rated below investment grade.

        The Series will analyze existing and expected economic and market conditions and seek to identify those market sectors or individual securities that are expected to benefit from those conditions. Its appraisal of these economic conditions will determine the types of securities it will hold and the degree of investment emphasis placed upon capital appreciation and income.

        Devon Fund - The Devon Fund will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the Manager believes have the potential for above average dividend increases over time. Under normal circumstances, the Series will generally invest at least 65% of its total assets in dividend paying common stocks.
        In selecting stocks for the Series, the Manager will focus primarily on dividend paying common stocks issued by companies with market capitalizations in excess of $100 million, but is not precluded from purchasing shares of companies with market capitalizations of less than $100 million. In seeking stocks with potential for above average dividend increases, the Manager will consider such factors as the historical growth rate of a dividend, the frequency of prior dividend increases, the issuing company's potential to generate cash flows, and the price/earnings multiple of the stock relative to the market. The Manager will generally avoid stocks that it believes are overvalued and may select stocks with current dividend yields that are lower than the current yield of the S&P 500 Stock Index in exchange for anticipated dividend growth.

        While management believes that the Series' objective may best be attained by investing in common stocks, the Series may also invest in other securities including, but not limited to, convertible and preferred securities, rights and warrants to purchase common stock, and various types of fixed income securities, such as U.S. Government and government agency securities, corporate debt securities, and bank obligations, and may also engage in futures transactions. The Series may invest in foreign securities.

        Mortgage-Backed Securities--Each Series may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or government sponsored corporations. Each Series also may invest in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).
        CMOs are debt securities issued by U.S. Government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).
        REMICs, which were authorized under the Tax-Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.
        CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The Series currently invest in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

        Asset-Backed Securities--Each Series may also invest in securities which are backed by assets such as receivables on home equity and credit loans, and receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases. All such securities must be rated in the highest rating category by a reputable credit rating agency (e.g., AAA by S&P's or Aaa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the funds to pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future. It is each Series' current policy to limit asset-backed investments to those represented by interests in credit card receivables, wholesale dealer floor plans, home equity loans and automobile loans.

        Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities. For further discussion concerning the risk of investing in such asset-backed securities, see Part B.

        Real Estate Investment Trusts--Each Series may invest in shares or convertible bonds issued by real estate investment trusts ("REITS"). REITS invest primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. Each Series anticipates investing only in REITS that invest the majority of their assets directly in real property and derive their income primarily from rents, which are known as "equity REITS." Equity REITS can also realize capital gains by selling properties that have appreciated in value.

        Restricted and Illiquid Securities--Each Series may purchase privately placed securities the resale of which is restricted under applicable securities laws. Most of the privately placed securities acquired by the Series will be eligible for resale by the Series without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers. Each Series may invest not more than 10% of its assets in illiquid securities. While maintaining oversight, the Board of Directors of the Fund has delegated to the Manager the day-to-day function of determining whether individual Rule 144A Securities are liquid for purposes of each Series' 10% limitation on investments in illiquid securities. The Devon Fund currently intends to limit its investments in restricted securities, excluding Rule 144A Securities, to not more than 5% of its assets.

        The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

        If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' limit noted above on investments in such securities, the Manager will determine what action to take to ensure that the Series continues to adhere to such limitation.

        Convertible Securities--Each Series may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. Each Series may invest not more than 5% of its assets in convertible debentures that are rated below investment grade or are unrated but are determined by the Manager to be of comparable quality. For a discussion concerning the risks of investing in such securities, see Part B.

        Foreign Securities and ADRs--Each Series may invest up to 5% of its assets in foreign securities. Each Series may also invest without limitation in sponsored and unsponsored American Depository Receipts ("ADRs") that are actively traded in the United States. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" ADRs are issued jointly by the issuer of the underlying security and a depository, and "unsponsored" ADRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored ADR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.
        Foreign markets may be more volatile than U.S. markets, and investments in foreign securities involve sovereign risks in addition to the normal risks associated with U.S. securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar) and control regulations apart from market fluctuations. Each Series may also experience delays in foreign securities settlement.
        Each Series will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions.
        The Fund's Custodian for its foreign securities is Morgan Guaranty Trust Company of New York, located at 60 Wall Street, New York, NY 10260.

        Futures Contracts--The Devon Fund may enter into futures contracts on stocks and stock indices, and purchase or sell options on stock index futures and stock indices. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market the Series' positions in cash, short-term debt securities and other money market instruments, at times when the Series' assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Series.

        A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

        The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."
        The Series may also purchase and write options on the types of futures contracts in which the Series may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by the Series is exercised, the Series will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
        At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The Series may realize a profit or a loss when closing out a futures contract or an option on a futures contract.
        To the extent that interest or exchange rates or securities prices move in an unexpected direction, the Series may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that the Series purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent the Series from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

        Options--The Devon Fund may write covered call options on individual issues as well as write call options on stock indices. The Series may also purchase put options on individual issues and on stock indices. The Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Series' portfolio as well as the price movement of individual securities. The Series does not currently intend to write or purchase options on stock indices.

        While there is no limit on the amount of the Series' assets which may be invested in covered call options, the Series will not invest more than 2% of its net assets in put options. The Series will only use Exchange-traded options.

Call Options
        Writing Covered Call Options--A covered call option obligates the Series to sell one of its securities for an agreed price up to an agreed date. When the Series writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price regardless of market price changes during the call period. The advantage is that the Series receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in market value of the security. However, if the Manager's forecast is wrong, the Series may not fully participate in the market appreciation if the security's price rises.
        Writing a Call Option on Stock Indices--Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.

Put Options

        Purchasing a Put Option--A put option gives the Devon Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Series can be protected should the market value of the security decline. However, the Series must pay a premium for this right which would be lost if the option is not exercised. The Series will, at all times during which it holds a put option, own the security covered by such option.

        Purchasing a Put Option on Stock Indices--Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.
        Closing Transactions--Closing transactions essentially let the Series offset a put option or covered call option prior to its exercise or expiration. If the Series cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

        Repurchase Agreements--In order to invest its short-term cash reserves or when in a temporary defensive posture, each Series may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Series) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of a Series' assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Series, if any, would be the difference between the repurchase price and the market value of the security. Each Series will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, each Series must have collateral of at least 100% of the repurchase price, including the portion representing such Series' yield under such agreements which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Series consider repurchase agreements contracts for the purchase and sale of securities, and each seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

        The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act to allow the Delaware Group funds jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

        Portfolio Loan Transactions--Each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
        The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

        Other Investment Policies--Neither Series may concentrate investments in any industry, which means that a Series may generally not invest more than 25% of its assets in any one industry.
        In pursuing its investment objective, each Series may hold securities for any period of time. For temporary, defensive purposes, each Series may hold a substantial portion of its assets in cash, cash equivalents or short-term obligations, including repurchase agreements. Each Series may also enter into repurchase agreements to invest excess cash balances.
        While each Series is permitted under certain circumstances to borrow money, neither Series normally does so. A Series will not purchase investment securities while it has any borrowings outstanding.
        Each Series may purchase securities on a when-issued or delayed delivery basis. It is the current intention of each Series not to enter into when-issued commitments exceeding in the aggregate 5% of the market value of the Series' total assets less liabilities other than obligations created by these commitments.

                              *     *     *

        Part B provides more information on the Fund's investment restrictions and policies, and includes Appendix A which describes security ratings.

SUITABILITY

        Each Series may be suitable for investors interested in long-term capital appreciation. Delaware Fund may be more suitable for investors wishing to expose a portion of their assets to fixed income securities, while Devon Fund may be more suitable for investors seeking a greater emphasis on common stocks and securities convertible into common stocks. Investors in each Series should be willing to accept the risks associated with investments in equity securities. Investors in Delaware Fund and, to a lesser extent, investors in Devon Fund should also be willing to accept the risks associated with investments in fixed income securities. Net asset values may fluctuate in response to market conditions and, as a result, neither Series is appropriate for a short-term investor.

        Ownership of Series shares reduces the bookkeeping and administrative inconveniences connected with direct purchases of these securities.

        An investor should not consider a purchase of either Series shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

BUYING SHARES

        The Distributor serves as the national distributor for the Fund. Shares of each Class may be purchased directly by contacting the Fund or its agent or through authorized investment dealers. All purchases of shares of each Class are at net asset value. There is no front-end or contingent deferred sales charge.
        Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of a Class as part of their retirement program should contact their employer for details.

        Shares of each Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

Delaware Fund A Class, Delaware Fund B Class, Delaware Fund C Class, Devon Fund A Class, Devon Fund B Class and Devon Fund C Class
        In addition to offering Delaware Fund Institutional Class and Devon Fund Institutional Class, the Fund also offers Delaware Fund A Class, Delaware Fund B Class, Delaware Fund C Class, Devon Fund A Class, Devon Fund B Class and Devon Fund C Class, which are described in a separate prospectus relating only to those classes. Those classes may be purchased through authorized investment dealers or directly by contacting the Fund or its agent. The Delaware Fund A Class and Devon Fund A Class carry a front-end sales charge and have annual 12b-1 expenses equal to a maximum of .30%. The maximum front-end sales charge as a percentage of the offering price is 4.75% (which, based on the net asset value of such shares as of the end of the Fund's most recent fiscal year, is equivalent to 4.96% of the amount invested with respect to Delaware Fund A Class and 5.02% of the amount invested with respect to Devon Fund A Class) and is reduced on certain transactions of $100,000 or more. Delaware Fund B Class, Delaware Fund C Class, Devon Fund B Class and Devon Fund C Class have no front-end sales charge, but are subject to annual 12b-1 expenses equal to a maximum of 1%. Shares of Delaware Fund B Class, Delaware Fund C Class, Devon Fund B Class and Devon Fund C Class and certain shares of Delaware Fund A Class and Devon Fund A Class may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to Delaware Fund A Class, Delaware Fund B Class, Delaware Fund C Class, Devon Fund A Class, Devon Fund B Class and Devon Fund C Class, contact the Distributor by writing to the address on the cover of this Prospectus or by calling 800- 523-4640.

HOW TO BUY SHARES

        The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase the shares of the Classes.

Investing Directly by Mail

1. Initial Purchases--An Investment Application or, in the case of a retirement plan account, an appropriate retirement plan application, must be completed, signed and sent with a check, payable to the specific Class selected, at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Class selected. Your check should be identified with your name(s) and account number.

Investing Directly by Wire
        You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 0114-2596 (include your name(s) and your account number for the Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Fund's Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application or, in the case of a retirement plan account, an appropriate retirement plan application, to the Class selected by you, 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

Investing by Exchange

        If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Classes, you may write and authorize an exchange of part or all of your investment into the Classes. However, shares of Delaware Fund B Class, Delaware Fund C Class, Devon Fund B Class and Devon Fund C Class and Class B Shares and Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Classes. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information.


Investing through Your Investment Dealer

        You can make a purchase of Class shares through most investment dealers who, as part of the service they provide, must promptly transmit orders to the Fund. They may charge for this service.

Purchase Price and Effective Date

        The purchase price (net asset value) of each Class is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

        The effective date of a purchase made through an investment dealer is the date the order is received by the Fund. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase

        The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.
        The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

        Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after we receive your request in good order. Redemption and exchange requests received in good order after the time the net asset value of shares is determined, as noted above, will be processed on the next business day. See Purchase Price and Effective Date under Buying Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may also request a redemption or an exchange by calling the Fund at 800-828-5052.
        The Fund will honor written redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. The Fund will not honor telephone redemptions for shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.
        Shares of a Class may be exchanged into any other Delaware Group mutual fund provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Classes, such exchange will be exchanged at net asset value. Shares of the Classes may not be exchanged into Class B Shares or Class C Shares of any of the funds in the Delaware Group. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.
        Various redemption and exchange methods are outlined below. No fee is charged by the Fund or the Distributor for redeeming or exchanging your shares. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
        All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

        All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

Written Redemption and Exchange

        You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

        For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        The redemption request is effective at the net asset value next determined after it is received in good order. Payment is normally mailed the next business day, but no later than seven days, after receipt of your redemption request. The Fund issues certificates for Class shares only if you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.
        Shareholders also may submit their written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.


Telephone Redemption and Exchange

        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may only redeem or exchange by written request and you must return your certificates.
        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such service available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
        Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption-Check to Your Address of Record

        You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day, but no later than seven days, after receipt of the request.

Telephone Redemption-Proceeds to Your Bank

        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, the Fund requires a written authorization and may require that you have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption. If you ask for a check, it will normally be mailed the next business day, but no later than seven days, after receipt of your request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

Telephone Exchange
        You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS AND DISTRIBUTIONS

        Each Series will normally make payments from net investment income on a quarterly basis. During the fiscal year ended October 31, 1995, dividends totaling $0.66 and $0.24 per share of the Delaware Fund Institutional Class and the Devon Fund Institutional Class, respectively, were paid from net investment income. The amounts included undistributed net investment income earned by the Series during the previous fiscal year.
        Payments from net realized securities profits of each Series, if any, will be distributed annually in the quarter following the close of the fiscal year. During the fiscal year ended October 31, 1995, distributions totaling $0.25 and $0.32 per share of the Delaware Fund Institutional Class and the Devon Fund Institutional Class, respectively, were paid from realized securities profits.
        Each class of a Series will share proportionately in the investment income and expenses of that Series, except that the Classes will not incur any distribution fees under the 12b- 1 Plans which apply only to the Delaware Fund A Class, the Delaware Fund B Class, the Delaware Fund C Class, the Devon Fund A Class, the Devon Fund B Class and the Devon Fund C Class.

        Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

TAXES

        Each Series has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As such, a Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.

        Each Series intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, even though received in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by a Series that so qualifies will be designated each year in a notice from the Fund to the Series' shareholders. For the fiscal year ended October 31, 1995, 27% and 31% of, respectively, the Delaware Fund's and the Devon Fund's dividends from net investment income qualified for the corporate dividends-received deduction.

        Distributions paid by a Series from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Series. The Series do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of a Series' management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Series are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.
        Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Series and received by the shareholder on December 31 of the year declared.
        The sale of shares of a Series is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a Series' shares which had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.
        In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. Government securities may be exempt from state personal income taxes. Shares of the Series are exempt from Pennsylvania county personal property taxes.
        Each year, the Fund will mail you information on the tax status of the Series' dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. Government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Series.
        The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

        The tax discussion set forth above is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Series.

        See Taxes in Part B for additional information on tax matters relating to each Series and its shareholders.

CALCULATION OF NET ASSET VALUE
PER SHARE

        The purchase and redemption price of a Class is the net asset value ("NAV") per share of the Class next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

        The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Debt securities are priced at fair value by an independent pricing service using methods approved by the Fund's Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by the Fund's Board of Directors.

        Each of a Series' four classes will bear, pro-rata, all of the common expenses of that Series. The net asset values of all outstanding shares of each class of a Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by a Series, will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of shares of such classes, except that the Classes will not incur any of the expenses under the Fund's 12b-1 Plans and the Delaware Fund A, B and C Classes and the Devon Fund A, B and C Classes alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of a Series will vary.

MANAGEMENT OF THE FUND

Directors

        The business and affairs of the Fund are managed under the direction of its Board of Directors. Part B contains additional information regarding the Fund's directors and officers.

Investment Manager

        The Manager furnishes investment management services to the Fund.

        The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On October 31, 1995, the Manager and its affiliate, Delaware International Advisers Ltd., were supervising in the aggregate more than $27 billion in assets in the various institutional (approximately $16,961,505,000) and investment company (approximately $10,172,570,000) accounts.
        The Manager is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager became wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, new Investment Management Agreements between the Fund on behalf of each Series and the Manager were executed following shareholder approval.
        The Manager manages each Series' portfolio and makes investment decisions which are implemented by the Fund's Trading Department. The Manager also administers the Fund's affairs and pays the salaries of all the directors, officers and employees of the Fund who are affiliated with the Manager. For these services, the Manager is paid an annual fee equal to: for the Delaware Fund, .60% on the first $100 million of average daily net assets of the Fund,
 .525% on the next $150 million, .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less the Series' proportionate share of all directors' fees paid to the unaffiliated directors of the Fund; and, for the Devon Fund, .60% on the first $500 million of average daily net assets and .50% on the average daily net assets in excess of $500 million. Investment management fees paid by the Delaware Fund for the fiscal year ended October 31, 1995 were 0.52% of average daily net assets. Investment management fees earned by the Devon Fund for the fiscal year ended October 31, 1995 were 0.60% of average daily net assets and no fees were paid by this Series as a result of the voluntary waiver of fees by the Manager as described under Summary of Expenses.

        George H. Burwell and Gary A. Reed have primary responsibility for making day-to-day investment decisions for the Delaware Fund and Mr. Burwell has such responsibility for the Devon Fund. Mr. Burwell, who has been the Fund's Senior Portfolio Manager for equities since 1992, holds a BA from the University of Virginia. Prior to joining the Delaware Group in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank in Edison, New Jersey, where he managed an equity mutual fund and three commingled funds. Mr. Burwell is a Chartered Financial Analyst.
        Mr. Reed has been the Delaware Fund's Senior Portfolio Manager for fixed income since April 1995. He holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his career in 1978 with the Equitable Life Assurance Company in New York City, where he specialized in credit analysis. Prior to joining the Delaware Group in 1989, Mr. Reed was Vice President and Manager of the fixed income department at Irving Trust Company in New York.

        In making investment decisions for the Fund, Mr. Burwell and Mr. Reed regularly consult with Wayne A. Stork, Richard G. Unruh, Jr. and Paul E. Suckow. Mr. Stork, Chairman of the Manager and the Fund's Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. A graduate of Brown University, Mr. Unruh received his MBA from the University of Pennsylvania's Wharton School and joined the Delaware Group in 1982 after 19 years of investment management experience with Kidder, Peabody & Co. Inc. Mr. Unruh was named an executive vice president of the Fund in 1994. He is also a member of the Board of the Manager and was named an executive vice president of the Manager in 1994. He is on the Board of Directors of Keystone Insurance Company and AAA Mid-Atlantic and is a former president and current member of the Advisory Council of the Bond Club of Philadelphia. Mr. Suckow is Delaware's Chief Investment Officer for fixed income. A Chartered Financial Analyst, he is a graduate of Bradley University with an MBA from Western Illinois University. Mr. Suckow was a fixed income portfolio manager at the Delaware Group from 1981 to 1985. He returned to the Delaware Group in 1993 after eight years with Oppenheimer Management Corporation.

Portfolio Trading Practices

        The Series normally will not invest for short-term trading purposes. However, each Series may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Series and may affect taxes payable by the Series' shareholders to the extent of any net realized capital gains. A turnover rate of 100% would occur if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. During the past two fiscal years, Delaware Fund's portfolio turnover rates were 142% for 1994 and 94% for 1995. For the period December 29, 1993 (date of initial public offering) through October 31, 1994, Devon Fund's portfolio turnover rate was 180%, annualized, and for the fiscal year ended October 31, 1995, Devon Fund's portfolio turnover rate was 99%.

        The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of Series shares in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain Series expenses such as custodian fees.

Performance Information
        From time to time, Delaware Fund and Devon Fund may quote total return performance for their respective Class, in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year or life-of-Series periods, as relevant. The Series may also advertise aggregate and average total return information concerning a Class over additional periods of time.
        Because securities prices fluctuate, investment results of a Class will fluctuate over time and past performance should not be considered as a representation of future results.

Statements and Confirmations

        You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of distributions. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.

Financial Information about the Fund
        Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. The Fund's fiscal year ends on October 31.

Distribution and Service

        The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), serves as the national distributor for the Series under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995. The Distributor bears all of the costs of promotion and distribution.
        The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Delaware Fund under an Agreement dated June 29, 1988 and for the Devon Fund under an Agreement dated December 29, 1993. The directors annually review service fees paid to the Transfer Agent. Certain recordkeeping and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping services provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.
        The Distributor and the Transfer Agent are indirect, wholly-owned subsidiaries of DMH.

Expenses

        The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreements and those borne by the Distributor under the Distribution Agreements. For the fiscal year ended October 31, 1995, the ratio of operating expenses to average daily net assets for the Delaware Fund Institutional Class was 0.79%. For the fiscal year ended October 31, 1995, the ratio of operating expenses to average daily net assets for the Devon Fund Institutional Class was 0.95%, after voluntary fee waivers and expense reimbursements by the Manager.

Shares

        The Fund is an open-end management investment company, commonly known as a mutual fund, and each Series' portfolio of assets is diversified as defined by the 1940 Act. The Fund, incorporated in Maryland on March 4, 1983, was previously organized as a Delaware corporation in 1937.

        The Fund currently offers two Series of shares - the Delaware Fund series and the Devon Fund series. Series shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. Each Series will vote separately on any matter which affects only that Series. Shares of each Series have a priority over shares of any other series of the Fund in the assets and income of that Series.

        All Fund shares have noncumulative voting rights which means that the holders of more than 50% of the Fund's shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, the Fund is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's shares may request that a special meeting be called to consider the removal of a director.

        The Delaware Fund and the Devon Fund also offer the Delaware Fund A Class, the Delaware Fund B Class and the Delaware Fund C Class, and the Devon Fund A Class, the Devon Fund B Class and the Devon Fund C Class, respectively, which represent proportionate interests in the assets of the respective Series and have the same voting and other rights and preferences as the Delaware Fund Institutional Class and the Devon Fund Institutional Class, respectively, except that shares of the Classes are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Delaware Fund A Class, the Delaware Fund B Class, the Delaware Fund C Class, the Devon Fund A Class, the Devon Fund B Class and the Devon Fund C Class.

        Prior to September 6, 1994, the Delaware Fund Institutional Class was known as the Delaware Fund (Institutional) class, the Dividend Growth Fund Institutional Class was known as the Dividend Growth Fund (Institutional) class, the Delaware Fund A Class was known as the Delaware Fund class and the Dividend Growth Fund A Class was known as the Dividend Growth Fund class. Effective as of the close of business on August 28, 1995, the name Dividend Growth Fund was changed to Devon Fund. At the same time, the names of Dividend Growth Fund Institutional Class, Dividend Growth Fund A Class and Dividend Growth Fund B Class were changed to, respectively, Devon Fund Institutional Class, Devon Fund A Class and Devon Fund B Class.

                                                 -------------------------------
                                                 DELAWARE FUND
                                                 -------------------------------
                                                 A CLASS
                                                 -------------------------------
                                                 B CLASS
     The Delaware Group includes funds with      -------------------------------
a wide range of investment objectives. Stock     C CLASS
funds, income funds, tax-free funds, money       -------------------------------
market funds, global and international funds     -------------------------------
and closed-end equity funds give investors       INSTITUTIONAL CLASS
the ability to create a portfolio that fits      -------------------------------
their personal financial goals. For more         DEVON FUND
information, shareholders of the Fund Classes
should contact their financial adviser or        (FORMERLY DIVIDEND GROWTH FUND)
call Delaware Group at 800-523-4640 and          -------------------------------
shareholders of the Institutional Classes        A CLASS
should contact Delaware Group at 800-828-5052.   -------------------------------
                                                 B CLASS
                                                 -------------------------------
                                                 C CLASS
                                                 -------------------------------
                                                 -------------------------------
                                                 INSTITUTIONAL CLASS
                                                 -------------------------------
                                                 CLASSES OF DELAWARE GROUP
INVESTMENT MANAGER                               DELAWARE FUND, INC.
Delaware Management Company, Inc.
One Commerce Square                              -------------------------------
Philadelphia, PA 19103
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103
SHAREHOLDER SERVICING,                           PART B
DIVIDEND DISBURSING
AND TRANSFER AGENT                               STATEMENT OF
Delaware Service Company, Inc.                   ADDITIONAL INFORMATION
1818 Market Street
Philadelphia, PA 19103                           -------------------------------
LEGAL COUNSEL
Stradley, Ronon, Stevens & Young                 DECEMBER 29, 1995
One Commerce Square
Philadelphia, PA 19103
INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103
CUSTODIAN
Chemical Bank
450 West 33rd Street
New York, NY 10001

                                                                   DELAWARE
                                                                   GROUP
                                                                   ---------

-------------------------------------------------------------------------------
                                    PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                              DECEMBER 29, 1995
-------------------------------------------------------------------------------
DELAWARE GROUP DELAWARE FUND, INC.
-------------------------------------------------------------------------------
1818 Market Street
Philadelphia, PA  19103
-------------------------------------------------------------------------------
For more information about Delaware Fund Institutional Class and
Devon Fund Institutional Class:
         800-828-5052
For Prospectus and Performance of Delaware Fund A Class,
Delaware Fund B Class, Delaware Fund C Class, Devon Fund A Class,
Devon Fund B Class and Devon Fund C Class:
         Nationwide 800-523-4640
Information on Existing Accounts of Delaware Fund A Class,
Delaware Fund B Class, Delaware Fund C Class, Devon Fund A Class,
Devon Fund B Class and Devon Fund C Class:
          (SHAREHOLDERS ONLY)
         Nationwide 800-523-1918
Dealer Services:
          (BROKER/DEALERS ONLY)
         Nationwide 800-362-7500

-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------
Cover Page
-------------------------------------------------------------------------------
Investment Restrictions and Policies
-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------
Trading Practices and Brokerage
-------------------------------------------------------------------------------
Purchasing Shares
-------------------------------------------------------------------------------
Investment Plans
-------------------------------------------------------------------------------
Determining Offering Price and
         Net Asset Value
-------------------------------------------------------------------------------
Redemption and Repurchase
-------------------------------------------------------------------------------
Dividends and Realized Securities
         Profits Distributions
-------------------------------------------------------------------------------
Taxes
-------------------------------------------------------------------------------
Investment Management Agreements
-------------------------------------------------------------------------------
Officers and Directors
-------------------------------------------------------------------------------
Exchange Privilege
-------------------------------------------------------------------------------
General Information
-------------------------------------------------------------------------------
Appendix A -- Description of Ratings
-------------------------------------------------------------------------------
Appendix B -- IRA Information
-------------------------------------------------------------------------------
Appendix C -- Performance Overview
-------------------------------------------------------------------------------
Appendix D -- The Company Life Cycle
-------------------------------------------------------------------------------
Financial Statements
-------------------------------------------------------------------------------

         Delaware Group Delaware Fund, Inc. (the "Fund") is a professionally-managed mutual fund of the series type presently offering two series of portfolios: the Common Stock series, which is known as and does business as the Delaware Fund series ("Delaware Fund") and the Devon Fund series ("Devon Fund") (collectively, the "Series"). The Delaware Fund and the Devon Fund offer, respectively, the Delaware Fund A Class and the Devon Fund A Class ("Class A Shares"), the Delaware Fund B Class and the Devon Fund B Class ("Class B Shares"), the Delaware Fund C Class and the Devon Fund C Class ("Class C Shares") (Class A Shares, Class B Shares and Class C Shares together referred to as the "Fund Classes"), and the Delaware Fund Institutional Class and the Devon Fund Institutional Class ("Institutional Classes"). Effective as of the close of business on August 28, 1995, the name Dividend Growth Fund was changed to Devon Fund and the names of Dividend Growth Fund A Class, Dividend Growth Fund B Class and Dividend Growth Fund Institutional Class were changed to Devon Fund A Class, Devon Fund B Class and Devon Fund Institutional Class, respectively.

         Class B Shares, Class C Shares and Institutional Class shares of a Series may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against the Class C Shares for the life of the investment. All references to "shares" in this Statement of Additional Information ("Part B" of the registration statement) refer to all Classes of shares of the Fund, except where noted.

         This Part B supplements the information contained in the current Prospectus for the Fund Classes dated December 29, 1995 and the current Prospectus for the Institutional Classes dated December 29, 1995, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT RESTRICTIONS AND
POLICIES

         Investment Restrictions--The Fund has adopted the following fundamental restrictions which are applied to each Series except as noted. Fundamental restrictions may not be amended without approval of a majority of the outstanding voting securities of a Series, which is more than 50% of the outstanding voting securities of a Series which proposes to change its fundamental policy, or 67% of the voting securities of a Series which proposes to change its fundamental policy present at a shareholder meeting if the holders of more than 50% of such voting securities are present in person or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.
    1. Not to invest more than 5% of the value of its assets in securities of any one company (except U.S. Government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.
     2. Not to acquire control of any company. (The Fund's Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)
     3. Not to purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.
     4. No long or short positions on shares of the Fund may be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however.
     5. Not to purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.
     6. Not to act as an underwriter of securities of other issuers, except that the Fund may acquire restricted securities and securities which are not readily marketable under circumstances where, if such securities are sold, the Fund may be deemed an underwriter for purposes of the Securities Act of 1933.
     7. Not to invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.
     8. Not to make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.)
     9.  Not to sell short any security or property.
    10. Not to deal in commodities, except that the Devon Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates, and foreign currencies, and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.
    11. Not to borrow, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940, except for notes to banks.

    12. Not to make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
    13. Not to invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

        Investment Policies--All investment policies of the Series are nonfundamental and may be changed without shareholder approval, except those identified above as fundamental restrictions.
        Each Series has made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of such Series' net assets. Included within that amount, but not to exceed 2% of each Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.
         Neither Series currently invests its assets in real estate limited partnerships or oil, gas and other mineral leases. Each Series currently intends to limit its investments in real estate investment trusts to not more than 10% of each such Series' net assets.
         While each Series is permitted under certain circumstances to borrow money, neither Series normally does so. Investment securities will not normally be purchased by a Series while it has an outstanding borrowing. Neither Series may concentrate investments in any industry, which means that a Series generally may not invest more than 25% of its assets in any one industry.

         Mortgage-Backed Securities--In addition to mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or government sponsored corporations, each Series may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).
         CMOs are debt securities issued by U.S. Government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).
         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.
         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Series will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series currently invest in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

         Asset-Backed Securities--Each Series may invest a portion of its assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.
         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

         Portfolio Loan Transactions--Each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
         It is the understanding of Delaware Management Company, Inc. (the "Manager") that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Series from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Series will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

         Restricted and Illiquid Securities--Most of the privately placed securities acquired by the Series will be eligible for resale by the Series without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. While maintaining oversight, the Board of Directors has delegated to the Manager the day-to-day function of determining whether individual Rule 144A Securities are liquid for purposes of each Series' 10% limitation on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
         Investing in Rule 144A Securities could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a period of time, uninterested in purchasing these securities. If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Series' holdings of illiquid securities exceed the Series' 10% limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Series continues to adhere to such limitation.

         Convertible Securities--Each Series may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Series may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Series upon conversion of a convertible security will generally be held for so long as the Manager anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.
         Each Series may invest not more than 5% of its assets in convertible debentures that are rated below investment grade or are unrated but are determined by the Manager to be of comparable quality. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for each Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Group ("S&P") to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

         Foreign Securities--Each Series may invest in securities of foreign companies. However, neither Series will invest more than 5% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there are no such limits).
         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Series. Payment of such interest equalization tax, if imposed, would reduce a Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations.
         Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations. Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. The Series may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Series held in foreign countries.
         Each Series will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions. Each Series may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. When the Manager believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against another currency, the Series may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Series' securities denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Series to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency the Series is obligated to deliver.

         The Series may incur gains or losses from currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of the Series' foreign securities or will prevent loss if the prices of such securities should decline.

         Futures Contracts and Options on Futures Contracts--The Devon Fund may enter into futures contracts on stocks and stock indices, purchase and sell options on such futures, and enter into closing transactions with respect to those activities. The Series currently intends to limit such investments to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets. A futures contract may be purchased and sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction.
         When the Series enters into a futures transaction, it must deliver to the futures commission merchant selected by the Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Series' custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.
         Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take, as the case may be, delivery of the securities or cash value of the index underlying the contractual obligations. At the time such transaction is effected, a final determination of variation margin is made and any loss experienced by the Series must be paid to the contract market clearing house while any profit due to the Series must be delivered to it.
         Positions taken in futures markets are not normally held to maturity, but instead liquidated through offsetting transactions which may result in a profit or a loss. While the Series' futures contracts on securities will usually be liquidated in this manner, the Series may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. The clearing house associated with the market on which futures on the securities are traded guarantees that, if still open, the sale or purchase will be performed on settlement date.

         The Series may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities in the portfolio owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.
         With respect to options on futures contracts, when the Series is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.
         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase.
         Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.
         If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Series will purchase a put option on a futures contract to hedge the Series' portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Series may be required to sell securities at a time when it may be disadvantageous to do so.
         Further, with respect to options on futures contracts, the Series may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

         Options--The Devon Fund may write call options and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.
         A. Covered Call Writing--The Series may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Series of writing covered calls is that the Series receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Series may not fully participate in the market appreciation.
         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.
         With respect to both options on actual portfolio securities owned by the Series and options on stock indices, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.
         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.
         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.
         Devon Fund will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.
        B. Purchasing Put Options--Devon Fund may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.
         The Series intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. The Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.
         The Series may sell a put option purchased on individual portfolio securities or stock indices. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which the Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options on Stock Indices

         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.
         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, the Devon Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.
         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.
         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Series' portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Series will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Series of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.
         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Devon Fund will enter into an option position only if there appears to be a liquid secondary market for such options.
         The Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         When-Issued and Delayed Delivery Securities--Each Series may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. Each Series will maintain with the Fund's custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Series enters into the commitment and no interest accrues to the Series until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each Series not to enter into when-issued commitments exceeding in the aggregate 5% of the market value of such Series' total assets less liabilities other than the obligations created by these commitments.

PERFORMANCE INFORMATION*

         From time to time, the respective Series may state a Class' total return in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life of fund, if applicable) periods. The Series may also advertise aggregate and average total return information for a Class over additional periods of time.
         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                n
                          P(1+T)  = ERV

Where:      P  =   a hypothetical initial purchase order of $1,000 from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

            T  =   average annual total return;

            n  =   number of years;

          ERV  =   redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

        *In the case of Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

        Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Series may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.
        The performance, as shown below, is the average annual total return quotations for applicable periods ended October 31, 1995 for the Class A Shares, the Class B Shares and the Institutional Class of Delaware Fund and Devon Fund, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for Class A Shares at net asset value
(NAV) does not reflect the payment of the maximum front-end sales charge. The average annual total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at October 31, 1995. The average annual total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at October 31, 1995 and therefore does not reflect the deduction of a CDSC. Pursuant to applicable regulation, total return shown for the Delaware Fund Institutional Class for the periods prior to the commencement of operations of such class is calculated by taking the performance of the Delaware Fund A Class and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.

        Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance. On June 14, 1988, the Delaware Fund's investment objective was changed from growth with income to a balance of capital appreciation, income and preservation of capital.

                     Average Annual Total Return

              Delaware         Delaware
                Fund             Fund             Delaware
              Class A          Class A             Fund
            Shares(1)(2)       Shares(1)       Institutional
             (at Offer)        (at NAV)          Class(3)

1 year
ended
10/31/95      10.73%            16.26%            16.50%

3 years
ended
10/31/95       8.06%             9.82%            10.01%

5 years
ended
10/31/95      12.00%            13.09%            13.21%

10 years
ended
10/31/95      11.31%            11.85%            11.91%

15 years
ended
10/31/95      13.33%            13.69%            13.73%

Period
4/25/38(4)
through
10/31/95      11.01%            11.10%            11.11%



                    Delaware Fund           Delaware Fund
                   Class B Shares          Class B Shares
                 (Including Deferred     (Excluding Deferred
                    Sales Charge)           Sales Charge)

1 year
ended
10/31/95              11.36%                    15.36%

Period
9/6/94(5)
through
10/31/95               8.65%                    12.07%

(1) Delaware Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using 5.75%.
(3)   Date of initial public offering was November 9, 1992.
(4)   Date of initial public offering for Delaware Fund.
(5)   Date of initial public offering.

                         Average Annual Total Return(1)

                   Devon Fund         Devon Fund        Devon Fund
                 Class A Shares     Class A Shares     Institutional
                  (at Offer)(2)        (at NAV)            Class

1 year
ended
10/31/95             16.19%             21.98%             22.26%

Period
12/29/93(3)
through
10/31/95             13.82%             16.88%             17.20%

                         Devon Fund                Devon Fund
                      Class B Shares            Class B Shares
                    (Including Deferred       (Excluding Deferred
                       Sales Charge)              Sales Charge)

1 year
ended
10/31/95                 17.09%                      21.09%

Period
9/6/94(3)
through
10/31/95                 14.19%                      17.58%

(1) Certain expenses of this Series have been waived and reimbursed by the Manager. In the absence of such waiver and reimbursement, performance would have been affected negatively.
(2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using 5.75%.
(3)   Date of initial public offering.

       Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior to November 29, 1995.
       From time to time, the respective Series may also quote its Classes' actual total return performance, dividend results and other performance information, in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices.
       The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance reported will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees.
       Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will reflect the maximum sales charge, if any, paid for the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.
       The respective Series may also state total return performance of its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. The performance of Class B Shares and Class C Shares may also be computed without taking into account any applicable CDSC. From time to time, the Series may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.
       Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable Series activity and performance and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales in the Series. Any indices used are not managed for any investment goal.

       CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

       Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

       Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed income price and return information.

       Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

       Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.

       Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.

       Comparative information on the Consumer Price Index and the CDA Balanced Fund Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment. The CDA Balanced Fund Index was developed and is maintained by CDA Technologies, Inc. The Index is comprised of 64 separately-managed, balanced mutual funds. It reflects the reinvestment of any dividend and capital gains distributions paid during a specified period.

       The following tables are examples, for purposes of illustration only, of cumulative total return performance for applicable periods ended October 31, 1995 for the Class A Shares, the Class B Shares and the Institutional Class of Delaware Fund and Devon Fund. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. Comparative information on the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index is also included.
       The performance of each Class, as shown below, does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares. The performance of Class B Shares is calculated both with the applicable CDSC included and excluded. Pursuant to applicable regulation, total return shown for the Delaware Fund Institutional Class for the periods prior to the commencement of operations of such class is calculated by taking the performance of the Delaware Fund A Class and adjusting it to reflect the elimination of all sales charges. However, for those periods no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made. On June 14, 1988, the Delaware Fund's investment objective was changed from growth with income to a balance of capital appreciation, income and preservation of capital. The net asset values of the Series fluctuate so shares, when redeemed, may be worth more or less than the original investment and the Series' results should not be considered as representative of future performance.

       Information regarding the performance of Class C Shares is not shown because such shares were not offered to the public prior November 29, 1995.

                            Cumulative Total Return
                  Delaware     Delaware
                    Fund         Fund       Dow
                  Class A      Institu-    Jones     Standard &
                 Shares(1)      tional     Indus-      Poor's
                (at Offer)     Class(2)   trial(3)     500(3)
3 months
ended
10/31/95         (1.38%)        3.66%      1.65%        4.11%

6 months
ended
10/31/95          4.81%        10.21%     11.47%       14.44%

9 months
ended
10/31/95         12.36%        18.18%     26.14%       26.02%

1 year
ended
10/31/95         10.73%        16.50%     24.97%       26.39%

3 years
ended
10/31/95         26.17%        33.13%     60.15%       50.80%

5 years
ended
10/31/95         76.20%        85.97%    125.64%      121.33%

10 years
ended
10/31/95        191.97%       208.12%    383.80%      321.09%

15 years
ended
10/31/95        552.98%       589.05%    841.44%      699.98%

Period
4/25/38(4)
through
10/31/95     40,504.24%    42,727.23%      N/A          N/A

                           Delaware    Delaware
                             Fund        Fund
                            Class B     Class B
                            Shares      Shares
                           (Includ-    (Exclud-
                              ing         ing         Dow
                           Deferred    Deferred      Jones      Standard
                             Sales       Sales       Indus-      Poor's
                            Charge)     Charge)     trial(3)      500(3)
3 months
ended
10/31/95                   (0.70%)       3.30%       1.65%        4.11%

6 months
ended
10/31/95                    5.56%        9.56%      11.47%       14.44%

9 months
ended
10/31/95                   13.23%       17.23%      26.14%       26.02%

1 year
ended
10/31/95                   11.36%       15.36%      24.97%       26.39%

Period
9/6/94(5)
through
10/31/95                   10.05%       14.05%      25.81%       27.08%

(1) Delaware Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments. Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using 5.75%.
(2) Date of initial public offering was November 9, 1992.
(3) Source--Lipper Analytical Services, Inc.
(4) Date of initial public offering of Delaware Fund.
(5) Date of initial public offering.

                              Devon       Devon
                              Fund        Fund       Dow
                             Class A    Institu-    Jones   Standard &
                          Shares(1)(2)   tional    Indus-     Poor's
                           (at Offer)   Class(1)   trial(4)   500(4)
3 months
ended
10/31/95                   (0.48%)      4.47%      1.65%       4.11%

6 months
ended
10/31/95                    8.07%       13.66%    11.47%      14.44%

9 months
ended
10/31/95                   19.62%       25.81%    26.14%      26.02%

1 year
ended
10/31/95                   16.19%       22.26%    24.97%      26.39%

Period
12/29/93(3)
through
10/31/95                   26.92%       33.93%    31.72%      29.92%


                              Devon       Devon
                              Fund        Fund
                             Class B     Class B
                             Shares      Shares
                          (Including   (Excluding    Dow
                           Deferred     Deferred    Jones    Standard &
                             Sales       Sales      Indus-     Poor's
                           Charge)(1)  Charge)(1)  trial(4)    500(4)

3 months
ended
10/31/95                    0.25%        4.25%      1.65%      4.11%

6 months
ended
10/31/95                    9.08%       13.08%     11.47%     14.44%

9 months
ended
10/31/95                   20.87%        24.87%    26.14%     26.02%

1 year
ended
10/31/95                   17.09%        21.09%    24.97%     26.39%

Period
9/6/94(3)
through
10/31/95                   16.54%        20.54%    25.81%     27.08%

(1) Certain expenses of this Series have been waived and reimbursed by the Manager. In the absence of such waiver and reimbursement, performance would have been affected negatively.
(2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge and are more favorable than they would have been had they been calculated using 5.75%.
(3) Date of initial public offering.
(4) Source--Lipper Analytical Services, Inc.

For additional performance information, see Appendix C.

       Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and the other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING

       When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS

       Results at various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:

              8% Rate        10% Rate        12% Rate       14% Rate
             of Return       of Return       of Return      of Return
             ---------       ---------       ---------      ---------
12-'85        $10,824         $11,038         $11,255        $11,475
12-'86        $11,717         $12,184         $12,668        $13,168
12-'87        $12,682         $13,449         $14,258        $15,111
12-'88        $13,728         $14,845         $16,047        $17,340
12-'89        $14,859         $16,386         $18,061        $19,898
12-'90        $16,084         $18,087         $20,328        $22,833
12-'91        $17,410         $19,965         $22,879        $26,202
12-'92        $18,845         $22,038         $25,751        $30,067
12-'93        $20,399         $24,326         $28,983        $34,503
12-'94        $22,080         $26,851         $32,620        $39,593

       These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes or sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE

       The Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

       During the fiscal years ended October 31, 1993, 1994 and 1995, the aggregate dollar amounts of brokerage commissions paid by Delaware Fund were $1,216,817, $1,026,737 and $918,750, respectively. For the period from December 29, 1993 (date of initial public offering) through October 31, 1994, the aggregate dollar amount of brokerage commissions paid by Devon Fund was $25,927 and for the fiscal year ended October 31, 1995, such payment by Devon Fund was $29,982.

       The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

       During the fiscal year ended October 31, 1995, portfolio transactions of Delaware Fund in the amount of $110,186,715, resulting in brokerage commissions of $194,820, were directed to brokers for brokerage and research services provided. During the same period, portfolio transactions of Devon Fund in the amount of $3,362,890, resulting in brokerage commissions of $6,990, were directed to brokers for brokerage and research services provided.

       As provided in the Securities Exchange Act of 1934 and the Fund's Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.
       The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.
       Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
       Management frequently transfers investments between securities, or types of securities, in carrying out its investment policy. As a result, the Fund may, at times, buy and sell more investment securities and thereby incur greater brokerage commissions than funds which do not frequently transfer investments. The rate of portfolio turnover is not a limiting factor when management deems it desirable to purchase or sell securities.

       The degree of portfolio activity may affect taxes payable by the Series' shareholders to the extent of any net realized capital gains. A turnover rate of 100% would occur, for example, if all the investments in the Series' portfolio at the beginning of the year were replaced by the end of the year. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series shares.
       During the past two fiscal years, Delaware Fund's portfolio turnover rates were approximately 142% for 1994 and 94% for 1995. During the period from December 29, 1993 (date of initial public offering) through October 31, 1994, Devon Fund's portfolio turnover rate was 180%, annualized, and for the fiscal year ended October 31, 1995, Devon Fund's portfolio turnover rate was 99%.

       Should it become necessary to sell investments for monies with which to redeem shares, the Board of Directors, in its discretion, may deduct from the net asset value the brokerage commissions and other costs incurred to determine the redemption price. However, the Fund has never redeemed or repurchased shares at other than net asset value.

PURCHASING SHARES

       The Distributor serves as the national distributor for each Series' four classes of shares and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund or its agent.

       The minimum initial investment generally is $1,000 for each of the Fund Classes. Subsequent purchases generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Class A Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and Class A Shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

       There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares; for Class C Shares, each purchase must be in an amount that is less than $1,000,000. (See Investment Plans for purchase limitations applicable to each of the Fund's master retirement plans.) The Fund will reject any order for purchase of more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more of Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.
       Selling dealers have the responsibility of transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest.

       The NASD has adopted Rules of Fair Practice relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.
       Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.

       Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase.

       Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

       Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end sales charge, CDSC or 12b-1 Plan expenses.

       Institutional Class shares, Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in a Series' assets and will receive a proportionate interest in that Series' income, before application, as to the Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.
       See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus, and Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.
       Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is made for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements

       The alternative purchase arrangements of Class A, Class B and Class C Shares permit an investor to choose the method of purchasing shares that is most suitable for his or her needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of .30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (.25% of which are service fees to be paid by the Fund to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of .30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

Class A Shares

       Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.


                                         Delaware Fund A Class and Devon Fund A Class
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Dealer's
                                                 Front-End Sales Charge as % of                Commission***
       Amount of Purchase                        Offering                Amount                    as % of
                                                   Price               Invested**              Offering Price

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Delaware       Devon
                                                                   Fund         Fund
Less than $100,000                                4.75%            4.96%        5.02%             4.00%
$100,000 but under $250,000                       3.75             3.91         3.90              3.00
$250,000 but under $500,000                       2.50             2.56         2.55              2.00
$500,000 but under $1,000,000*                    1.00             2.06         2.07              1.60

  * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% CDSC may apply upon redemption of such shares ("Limited CDSC"). The Limited CDSC that may be applicable arises only in the case of certain net asset value purchases which have triggered the payment of a dealer's commission.

 ** Based on the net asset value per share of Class A Shares as of the end of the Fund's most recent fiscal year.
*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

-------------------------------------------------------------------------------
       The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

       From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.

-------------------------------------------------------------------------------

       Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to .15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission

       For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                           Dealer's
                                           Commission
                                           ----------
                                           (as a percent-
Amount                                     age of amount
of Purchase                                purchased)
------------

Up to $2 million                               1.00%
Next $1 million up to $3 million                .75
Next $2 million up to $5 million                .50
Amount over $5 million                          .25

       In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Redemption and Repurchase) may be aggregated with those of the Class A Shares of a Series. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

       An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless such exchange is from a Delaware Group fund with assets as to which a dealer's commission or similar payment has not been previously paid. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor in its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

       Class B and Class C Shares are purchased without the imposition of a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSC fees are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on redemptions of shares received through reinvestment of dividends or capital gains distributions. See Waiver of CDSC--Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

       The following table sets forth the rates of the CDSC for Class B Shares of each Series:

                                              Contingent Deferred
                                               Sales Charge (as a
                                                 Percentage of
                                                 Dollar Amount
Year After Purchase Made                       Subject to Charge)
------------------------                      --------------------
         0-2                                          4%
         3-4                                          3%
         5                                            2%
         6                                            1%
         7 and thereafter                            None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares of a Series, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares of the Series will be automatically converted into Class A Shares of that Series. See Automatic Conversion of Class B Shares under Buying Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Fund Classes.

Plans Under Rule 12b-1 for the Fund Classes
       Pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Fund has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). Each Plan permits a Series to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies. The Plans do not apply to the Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Institutional Classes of shares. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.
       The Plans permit a Series, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
       In addition, each Series may make payments out of the assets of the respective Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

       The maximum aggregate fee payable by the Fund under the Plans, and each Series' Distribution Agreement, is on an annual basis, up to .30% of a Class A Shares' average daily net assets for the year, and up to 1% (.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each Series' Class B Shares' and Class C Shares' average daily net assets for the year. The Fund's Board of Directors may reduce these amounts at any time.
       Effective June 1, 1992, the Board of Directors has determined that the annual fee, payable on a monthly basis, for the Delaware Fund A Class under its Plan will be equal to the sum of: (i) the amount obtained by multiplying .30% by the average daily net assets represented by shares of the Delaware Fund A Class that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying .10% by the average daily net assets represented by shares of the Delaware Fund A Class that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 fees to be paid by the Delaware Fund A Class, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Delaware Fund A Class shares are sold on or after June 1, 1992, the initial rate of at least .10% will increase over time. Thus, as the proportion of Delaware Fund A Class shares purchased on or after June 1, 1992 to Delaware Fund A Class shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed .30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Fund to pay a full .30% on all Delaware Fund A Class assets at any time.

       On September 23, 1993, the Board of Directors set the fee for the Devon Fund A Class at .30% of average daily net assets.

       All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such classes. Subject to seeking best price and execution, the Series may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.
       From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

       The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.
       Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.
       For the fiscal year ended October 31, 1995, payments from the Class A Shares and the Class B Shares of Delaware Fund and Devon Fund pursuant to their Plans amounted to the following: Delaware Fund A Class - $842,300 and such amount was used for: Annual/Semi-Annual Reports - $49,792; Broker Trails - $569,507; Commissions to Wholesalers - $31,368; Dealer Service Expenses - $37,141; Promotional-Broker Meetings - $28,175; Promotional-Other - $4,903; Prospectus Printing - $30,947; Telephone - $13,507; Wholesaler Expenses -
 $60,837; Advertising - $1.00; and amount retained by the Distributor for future use - $16,122. Delaware Fund B Class - $17,069 and such amount was used for:
Broker Trails - $4,108; Commissions to Wholesalers - $861; Promotional-Broker Meetings $109; Brokers Sales Charges - $6,225; Interest on Broker Sales Charges
- $5,724; Wholesaler Expenses - $21; and Telephone - $21. Devon Fund A Class - $20,303 and such amount was used for: Annual/Semi-Annual Reports - $1,427; Broker Trails - $14,099; Commissions to Wholesalers - $1,730; Promotional-Broker Meetings - $234; Promotional-Other - $2,468; Prospectus Printing - $344; and Advertising - $1.00. Devon Fund B Class - $4,726 and such amount was used for:
Broker Trails - $1,116; Commissions to Wholesalers - $251; Dealer Service Expenses - $1.00; Promotional-Broker Meetings - $31; Brokers Sales Charges - $1,743; Interest on Broker Sales Charges - $1,565; Wholesaler Expenses - $14; and Telephone - $5.
       The staff of the Securities and Exchange Commission ("SEC") has proposed amendments to Rule 12b-1 and other related regulations that could impact Rule 12b-1 Distribution Plans. The Fund intends to amend the Plans, if necessary, to comply with any new rules or regulations the SEC may adopt with respect to Rule 12b-1.

Other Payments to Dealers - Class A, Class B and
Class C Shares

       From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to .25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
       Payment to dealers made in connection with seminars, conferences or contests relating to the promotion of fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

Special Purchase Features - Class A Shares

Buying at Net Asset Value

       Class A Shares may be reinvested without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the 12-Month Reinvestment Privilege and the Exchange Privilege.
       Current and former officers, directors and employees of the Fund, any other fund in the Delaware Group, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Spouses, parents, brothers, sisters and children (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within six months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge has been assessed and the redemption of the investment did not result in the imposition of a contingent deferred sales charge or other redemption charges. Purchases of Class A Shares also may be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of Class A Shares. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value. The Fund must be notified in advance that the trade qualifies for purchase at net asset value. Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

Letter of Intention

       The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Fund, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of the Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to ninety days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on the Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of a Series and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with the Class A Shares of a Series and the corresponding class of shares of the other Delaware Group funds.
       Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments in Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Series and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege

       In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of the Class B Shares and/or Class C Shares of a Series, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC).
       The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

       In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege

       Holders of Class A Shares (and of the Institutional Classes holding shares which were acquired through an exchange of one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares of the Fund have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C Shares.
       Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.
       Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

Group Investment Plans

       Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page , based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

Institutional Classes

       Each Series' Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) banks, trust companies and similar financial institutions investing for their own account or for the account of their trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.
       Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end sales charge or CDSC and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account

       Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes are reinvested in the account of the holders of such shares (based on the net asset value of the Fund in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.
       Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B and Class C Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware
Group Funds

       Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions from the Fund in any of the other mutual funds in the Delaware Group, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. Nor will such investments be subject to a CDSC or Limited CDSC. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is proposed to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Dividend Reinvestment Plan in the Prospectus for the Fund Classes.

       Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B or Class C Shares of another fund in the Delaware Group. Dividends from Class B Shares may only be directed to Class B Shares of another fund in the Delaware Group that offers such class of shares. Dividends from Class C Shares may only be directed to Class C Shares of another fund in the Delaware Group that offers such class of shares. See Class B Funds and Class C Funds under Buying Shares in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Series shares.
       This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

Investing by Electronic Fund Transfer
       Direct Deposit Purchase Plan--Investors may arrange for a Series to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

       Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into the relevant Class. This type of investment will be handled in either of the two ways noted below. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.
       This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                           *     *     *

       Investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $25 or more for Class A Shares and $100 or more for Class B and Class C Shares. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.
       Payments to a Series from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Series.

Direct Deposit Purchases by Mail
       Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Series accounts. A Series will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Fund for proper instructions.

Retirement Plans for the Fund Classes
       An investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B and Class C Shares. See Waiver of CDSC - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.
       Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000 for retirement plans. Each purchase of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

       Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts ("IRAs"), for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.
       Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class. See Institutional Classes above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.
       It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these Plans, contact your investment dealer or the Distributor.
       Taxable distributions from the retirement plans described below may be subject to withholding.

       Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.

Prototype Profit Sharing or Money Purchase
Pension Plans

       Prototype Plans are available for self-employed individuals, partnerships and corporations which replace the former Keogh and corporate retirement plans. These plans contain profit sharing or money purchase pension plan provisions. Contributions for plans of this type may be invested only in Class A and Class C Shares.

Individual Retirement Account ("IRA")
       A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.
       The Tax Reform Act of 1986 (the "Act") restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

       A company or association may establish a Group IRA for employees or members who want to purchase shares of a Series. Purchases of $1 million or more of Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares concerning reduced front-end sales charges applicable to Class A Shares.

       Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Class B Shares and Class C Shares under Alternative Purchase Arrangements, Contingent Deferred Sales Charge - Class B Shares and Class C Shares, and Waiver of CDSC - Class B and Class C Shares in the Fund Classes' Prospectus concerning the applicability of a CDSC upon redemption.

       See Appendix A for additional IRA information.

Simplified Employee Pension Plan ("SEP/IRA")
       A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension
Plan ("SAR/SEP")

       Employers with 25 or fewer eligible employees can establish this plan which permits employer contributions and salary deferral contributions in Class A Shares and Class C Shares only.

Prototype 401(k) Defined Contribution Plan
       Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page __.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
       Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page __.

Deferred Compensation Plan for State and Local
Government Employees ("457")
       Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page
__.

DETERMINING OFFERING PRICE AND NET
ASSET VALUE

       Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund or its agent. Selling dealers have the responsibility of transmitting orders promptly.

       The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, pricing calculations will not be made and purchase and redemption orders will not be processed.
       An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Series' financial statements which are incorporated by reference into this Part B.

       Each Series' net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than sixty days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If no quotations are available, all other securities and assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

       Each Class of a Series will bear, pro-rata, all of the common expenses of that Series. The net asset values of all outstanding shares of each Class of a Series will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Class. All income earned and expenses incurred by a Series, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Series represented by the value of shares of such Classes, except that the Institutional Classes will not incur any of the expenses under the Fund's 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Series will vary.

REDEMPTION AND REPURCHASE

       Any shareholder may require the Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund, 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. The Fund issues certificates for Class A Shares or Institutional Class shares only if a shareholder specifically requests them. The Fund does not issue certificates for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the Fund requires a request signed by all owners of the shares or the investment dealer of record, but does not require signature guarantees. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

       In addition to redemption of Series shares by the Fund, the Distributor, acting as agent for the Fund, offers to repurchase Series shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, less any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business day at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.
       Orders for the repurchase of Series shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

       Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Purchases of Class A Shares Made at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase;
(iii) 2% if shares are redeemed during the fifth year following purchase; and
(iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Buying Shares in the Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below, for which there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

       Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order.

       If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares in a written request, the Fund will honor the redemption request but will not mail the proceeds until it is reasonably satisfied of the collection of the investment check. This potential delay can be avoided by making investments by wiring Federal Funds.
       If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the Series shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Series or to the Distributor.
       In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, a Series may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.
       Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Series shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder.
       The value of a Series' investments is subject to changing market prices. Thus, a shareholder reselling shares to a Series may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts

       Before the Fund involuntarily redeems shares from an account that, under the circumstances noted in the relevant Prospectus, has remained below the minimum amounts required by the Series' Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under Buying Shares in the Series' Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.
       Effective November 29, 1995, the minimum initial investment in Class A Shares was increased from $250 to $1,000. Class A accounts that were established prior to November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed against accounts with balances below the stated minimum nor subject to involuntary redemption.

                           *     *     *

       The Fund has available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions

       Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Fund at 800-523-1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

       In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the Fund, as described above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:
       1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.
       2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.
       Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.
       To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.
       The Fund will not honor telephone redemptions for Series shares recently purchased by check unless it is reasonably satisfied that the purchase check has cleared.
       If expedited payment under these procedures could adversely affect a Series, the Fund may take up to seven days to pay the shareholder.
       Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans
       Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for a Series' prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

       Checks are dated either the 1st or the 15th of the month, as selected by the shareholder, (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of a Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.

       The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

       Withdrawals under this plan by the holders of Class A Shares or any similar plan of any other investment company charging a front-end sales charge made concurrently with the purchases of Class A Shares of this or the shares of any other investment company will ordinarily be disadvantageous to the shareholder because of the payment of duplicative sales charges. Shareholders should not purchase Class A Shares while participating in a Systematic Withdrawal Plan and a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Also, redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of CDSC - Class B and Class C Shares and Waiver of Limited CDSC - Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes.
       An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

       The Systematic Withdrawal Plan is not available for the Institutional Classes.

Wealth Builder Option

       Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through our Wealth Builder Option. Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

       The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.
       Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges.
       Shareholders can also use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group, subject to the conditions and limitations described in the Fund Classes' Prospectus. Shareholders can terminate their participation at any time by written notice to the Fund.
       This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

DIVIDENDS AND REALIZED SECURITIES
PROFITS DISTRIBUTIONS

       The Fund will normally make payments from net investment income on a quarterly basis. Any payments from net realized securities profits will be made during the first quarter of the next fiscal year. During the fiscal year ended October 31, 1995, dividends totaling $0.63, $0.51, $0.66, $0.22, $0.18 and $0.24 per share were paid from the net investment income of Delaware Fund A Class, Delaware Fund B Class, Delaware Fund Institutional Class, Devon Fund A Class, Devon Fund B Class and Devon Fund Institutional Class, respectively. The amounts included undistributed net investment income earned by a Series during the previous fiscal year. During the fiscal year ended October 31, 1995, distributions totaling $0.25 per share were paid from realized securities profits of Delaware Fund A Class, Delaware Fund B Class and Delaware Fund Institutional Class, and distributions totaling $0.32 per share were paid from realized securities profits of Devon Fund A Class, Devon Fund B Class and Devon Fund Institutional Class, which included undistributed net investment income and realized securities profits earned in fiscal year 1994.

       Each Class of shares of a Series will share proportionately in the investment income and expenses of that Series, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

       Dividends are automatically reinvested in additional shares at the net asset value of the exdividend date unless, in the case of shareholders in the Fund Classes, an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Series may deduct from a shareholder's account the costs of the Series' effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Series is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

TAXES

       It is the policy of each Series to pay out substantially all net investment income and net realized gains to relieve it of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code. The Series have met these requirements in previous years and intends to meet them this year. Each Series of the Fund is treated as a separate tax entity, and any capital gains and losses for each Series are calculated separately.

       Distributions representing net investment income or short-term capital gains are taxable as ordinary income to shareholders. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. A portion of these distributions may be eligible for the dividends-received deduction for corporations. For the fiscal year ended October 31, 1995, 27% and 31% of dividends paid from net investment income of Delaware Fund and Devon Fund, respectively, were eligible for this deduction. The portion of dividends paid by a Series that so qualifies will be designated each year in a notice to that Series' shareholders, and cannot exceed the gross amount of dividends received by the Series from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Series if that Series was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

       Shareholders will be notified annually by the Fund as to the federal income tax status of dividends and distributions.
       Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard.
       Prior to purchasing shares of a Series, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

       Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain, and these gains are currently taxed at long-term capital gain rates. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The portfolio securities of the Delaware Fund and the Devon Fund had a net unrealized appreciation for tax purposes of $58,520,542 and $1,396,518, respectively, as of October 31, 1995.

INVESTMENT MANAGEMENT AGREEMENTS

       The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of the Fund's Board of Directors.

       The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. The aggregate assets of these funds on October 31, 1995 were approximately $10,172,570,000. Investment advisory services are also provided to institutional accounts with assets on October 31, 1995 of approximately $16,961,505,000.

       The Investment Management Agreement for each Series is dated April 3, 1995 and was approved by shareholders on March 29, 1995.

       The Agreements have an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of the Fund or by the Manager. The Agreements will terminate automatically in the event of their assignment.
       The annual compensation paid by each Series for investment management services is equal to: for the Delaware Fund, .60% on the first $100 million of average daily net assets of the Fund, .525% on the next $150 million, .50% on the next $250 million and .475% on the average daily net assets in excess of $500 million, less the Series' proportionate share of all directors' fees paid to the unaffiliated directors of the Fund; and, for the Devon Fund, .60% on the first $500 million of average daily net assets and .50% on the average daily net assets in excess of $500 million. On October 31, 1995, the total net assets of the Delaware Fund were $605,372,815 and the total net assets of the Devon Fund were $12,579,189. The Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and the Fund. Investment management fees paid by the Delaware Fund during the past three fiscal years were $2,785,383 for 1993, $2,913,609 for 1994 and $2,953,762 for
1995. Investment management fees incurred by the Devon Fund during the period December 29, 1993 (date of initial public offering) through October 31, 1994 were $29,901, and for the fiscal year ended October 31, 1995 were $57,382. However, no fees were paid by this Series during either year as a result of the waiver described below.
       Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, the Fund is responsible for all of its own expenses. Among others, these include the Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. The ratios of expenses to average daily net assets for Delaware Fund A Class, Delaware Fund B Class and Delaware Fund Institutional Class for the fiscal year ended October 31, 1995 were 0.97%, 1.79% and 0.79%, respectively. The ratios of expenses to average daily net assets for Devon Fund A Class, Devon Fund B Class and Devon Fund Institutional Class for the fiscal year ended October 31, 1995 were 1.25%, 1.95% and 0.95%, respectively, after voluntary fee waivers and expense reimbursements by the Manager. The expenses for the Class A Shares and Class B Shares of each Series reflect the impact of their 12b-1 Plans. The Fund anticipates that the ratio of expenses to average daily net assets of each Series' Class C Shares will be identical to that of the Class B Shares of the same Series.

       In connection with the Devon Fund, the Manager had elected voluntarily to waive that portion, if any, of the annual management fees payable by the Devon Fund and to reimburse the Series to the extent necessary to ensure that the Total Operating Expenses of the Series do not exceed .95% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses), through December 31, 1994. This waiver and reimbursement applicable to each class of Devon Fund has been extended through June 30, 1996.
       By California regulation, the Manager is required to waive certain fees and reimburse the Fund for certain expenses to the extent that the Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed specified percentages of average daily net assets. At present, the most restrictive limit is 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. For the fiscal year ended October 31, 1995, no such reimbursement was necessary or paid for the Delaware Fund or the Devon Fund.

Distribution and Service

       The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of the shares of each Series under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Series on behalf of the Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of each Series' shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc.

       The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Series' shareholder servicing, dividend disbursing and transfer agent of Delaware Fund shares pursuant to a Shareholders Services Agreement dated June 29, 1988 and of Devon Fund shares pursuant to a Shareholders Services Agreement dated December 29, 1993. The Transfer Agent is also an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

       The business and affairs of the Fund are managed under the direction of its Board of Directors.

       Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Group. As of November 30, 1995, the Fund's officers and directors owned less than 1% of the outstanding shares of the Delaware Fund A Class, Delaware Fund B Class, Delaware Fund C Class and Delaware Fund Institutional Class. As of the same date, the Fund's officers and directors held approximately 2.65% of the outstanding shares of the Devon Fund A Class, less than 1% of the outstanding shares of the Devon Fund B Class and Devon Fund C Class and 39.34% of the outstanding shares of the Devon Fund Institutional Class.
             As of November 30, 1995, the Fund believes the following accounts held 5% or more of the outstanding shares of, respectively, Delaware Fund Institutional Class and the Delaware Fund B Class: As of October 31, 1995, the Fund believes the following accounts held 5% or more of the outstanding shares of, respectively, Delaware Fund Institutional Class and the Delaware Fund B
Class: Price Waterhouse, LLP 401(k) Savings Plan, National Administrative Center, P.O. Box 30004, Tampa, FL 33630 held 3,666,174 shares (66.78%) and South Trust Bank of Alabama Trust Thompson Tractor, P.O. Box 2554, Birmingham, AL 35290 held 493,026 shares (8.99%) of the outstanding shares of the Delaware Fund Institutional Class. Kurnby B. Sparr and Pauline Sparr, Trust Kurnby B. and Pauline Sparr Tr UTD 12/29/93, 838 Gravel Pike, Palm, PA 18070 held 11,222 shares (6.51%) of the outstanding shares of the Delaware Fund B Class.
       As of November 30, 1995, the Fund believes the following accounts held 5% or more of the outstanding shares of, respective, the Devon Fund A Class, Devon Fund Institutional Class and Devon Fund B Class: ACO Trust Securities Section 2-032 a/c 600108005, c/o Integra Trust Services, 300 Fourth Ave., Pittsburgh, PA 15278 held 61,202 shares (8.62%) of the outstanding shares of the Devon Fund A Class. Delaware Management Company, Inc. Employee Profit Sharing Trust, 1818 Market Street, Philadelphia, PA 19103 held 183,723 (80.50%); Delaware Management Company, Inc. Employee Profit Sharing Trust FBO Wayne A. Stork held 53,190 shares (23.90%); Delaware Management Company, Inc. Employee Profit Sharing Trust FBO J. Michael Pokorny held 21,983 shares (9.63%); and WCSEL Employees Pension Plan, 2200 Clarendon Blvd. 13th Fl., Arlington, VA 22201 held 40,807 shares (17.88%); WCSEL Employees Pension Plan FBO Nicholas Malinchak held 13,773 shares (6.04%) and WCSEL Employees Pension Plan FBO Thomas J. Colucci held 12,389 shares (5.43%) of the outstanding shares of the Devon Fund Institutional Class. Shares held by Delaware Management Company, Inc. Employee Profit Sharing Trust and WCSEL Employees Pension Plan are beneficially held by the participants in those plans, including those named for the benefit of above. Charles Russo and Stephen J. Russo, Jr. Trust S C J Inc. PSP dtd 10/1/85 3106 Broad Street Trenton, NJ 08610 held 3,762 shares (5.13%) of the outstanding shares of the Devon Fund B Class.

       DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Investment Counselors, Inc. and Delaware Investment & Retirement Services Inc. are direct or indirect, wholly-owned subsidiaries of Delaware Management Holdings, Inc ("DMH"). On April 3, 1995, a merger between DMH and a wholly-owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between the Fund on behalf of each Series and the Manager were executed following shareholder approval. DMH and the Manager are now wholly-owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

       Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (58)

       Chairman, President, Chief Executive Officer, Director and/or Trustee of the Fund, 15 other funds in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
       Chairman and Director of Delaware Investment Counselors, Inc., Delaware
             Investment & Retirement Services, Inc. and Delaware Pooled Trust, Inc.
       Chairman, Chief Executive Officer, Chief Investment Officer and Director
             of Delaware Management Company, Inc.
       Chairman, Chief Executive Officer and Director of DMH Corp., Delaware
             International Advisers Ltd., Delaware International Holdings Ltd. and Founders Holdings, Inc.
       Director of Delaware Distributors, Inc. and Delaware Service Company,
             Inc.
       During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Winthrop S. Jessup (50)
       Executive Vice President of the Fund, 15 other funds in the Delaware
             Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
       President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Investment Counselors, Inc.
       Executive Vice President and Director of DMH Corp., Delaware Management
             Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
       Vice Chairman and Director of Delaware Distributors, Inc.
       Vice Chairman of Delaware Distributors, L.P.
       Director of Delaware Management Trust Company, Delaware Service Company,
             Inc., Delaware International Advisers Ltd. and Delaware Investment & Retirement Services, Inc.
       During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.

Richard G. Unruh, Jr. (56)

       Executive Vice President of the Fund and each of the other 16 funds in the Delaware Group.
       Executive Vice President and Director of Delaware Management Company,
             Inc.
       Senior Vice President of Delaware Management Holdings, Inc.
       Director of Delaware International Advisers Ltd.
       During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

------------
*Director affiliated with the investment manager of the Fund and considered an "interested person" as defined in the Investment Company Act of 1940.

Walter P. Babich (68)
       Director and/or Trustee of the Fund and each of the other 16 funds in the
             Delaware Group. 460 North Gulph Road, King of Prussia, PA 19406. Board Chairman, Citadel Constructors, Inc.
       From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from
             1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (57)
       Director and/or Trustee of the Fund and each of the other 16 funds in the
             Delaware Group. 500 Fifth Avenue, New York, NY 10110.
       Consultant, Anthony Knerr & Associates.
       From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (55)
       Director and/or Trustee of the Fund and each of the other 16 funds in the
             Delaware Group. 785 Park Avenue, New York, NY 10021.
       Treasurer, National Gallery of Art.
       From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1994, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (75)
       Director and/or Trustee of the Fund and each of the other 16 funds in the Delaware Group. 1617 John F. Kennedy Boulevard, Philadelphia, PA 19103. Vice Chairman, Packquisition Corp., a financial printing, commercial printing and information processing firm.
       Philadelphia City Councilman.
       President, MLW, Associates.
       Director, Tasty Baking Company.
       Director, Healthcare Services Group.

Charles E. Peck (70)
       Director and/or Trustee of the Fund and each of the other 16 funds in the
             Delaware Group. P.O. Box 1102, Columbia, MD 21044.
       Secretary, Enterprise Homes, Inc.
       From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of
             The Ryland Group, Inc., Columbia, MD.

David K. Downes (55)
       Senior Vice President/Chief Administrative Officer/Chief Financial
             Officer of the Fund, each of the other 16 funds in the Delaware Group and Delaware Management Company, Inc.
       Chairman and Director of Delaware Management Trust Company.
       Chief Executive Officer and Director of Delaware Investment & Retirement
             Services, Inc.
       Senior Vice President/Chief Administrative Officer/Chief Financial
             Officer/Treasurer of Delaware Management Holdings, Inc.
       Senior Vice President/Chief Financial Officer/Treasurer and Director of
             DMH Corp.
       Senior Vice President/Chief Administrative Officer/Chief Financial
             Officer and Director of Delaware Service Company, Inc.
       Senior Vice President/Chief Administrative Officer and Director of
             Delaware Distributors, Inc.
       Senior Vice President/Chief Administrative Officer of Delaware
             Distributors, L.P.
       Chief Financial Officer and Director of Delaware International Holdings
             Ltd.
       Senior Vice President/Chief Financial Officer/Treasurer of Delaware
             Investment Counselors, Inc.
       Senior Vice President and Director of Founders Holdings, Inc.
       Director of Delaware International Advisers Ltd.
       Before joining the Delaware Group in 1992, Mr. Downes was Chief
             Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

George M. Chamberlain, Jr. (48)
       Senior Vice President and Secretary of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., Delaware Distributors, L.P. and Delaware Investment Counselors, Inc.
       Executive Vice President, Secretary and Director of Delaware Management
             Trust Company.
       Senior Vice President, Secretary and Director of DMH Corp., Delaware
             Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc. and Delaware Investment & Retirement Services, Inc.
       Corporate Vice President, Secretary and Director of Founders Holdings,
             Inc.
       Secretary and Director of Delaware International Holdings Ltd.
       Director of Delaware International Advisers Ltd.
       Attorney.
       During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

George H. Burwell (34)
       Vice President/Senior Portfolio Manager of each Series of the Fund, of the seven other equity funds in the Delaware Group and of Delaware Management Company, Inc.
       Before joining the Delaware Group in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank, New Jersey. In addition, he was a security analyst for Balis & Zorn, New York and for First Fidelity Bank, New Jersey.

Gary A. Reed (41)
       Vice President/Senior Portfolio Manager of the Delaware Fund, of nine other income (including tax-exempt) funds in the Delaware Group, Delaware Investment Counselors, Inc. and Delaware Management Company, Inc.
       During the past five years, Mr. Reed has served in such capacities within the Delaware organization.

Joseph H. Hastings (46)
       Vice President/Corporate Controller of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Investment Counselors, Inc. and Founders Holdings, Inc.
       Executive Vice President/Treasurer/Chief Financial Officer of Delaware
             Management Trust Company.
       Vice President/Chief Financial Officer/Treasurer of Delaware Investment & Retirement Services, Inc.
       Assistant Treasurer of Founders CBO Corporation.
       1818 Market Street, Philadelphia, PA  19103.
       Before joining the Delaware Group in 1992, Mr. Hastings was Chief
             Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

Michael P. Bishof (33)
       Vice President/Treasurer of the Fund, each of the other 16 funds in the Delaware Group, Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc. and Founders CBO Corporation.
       Before joining the Delaware Group in 1995, Mr. Bishof was a Vice
             President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

       The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Group funds for the fiscal year ended October 31, 1995 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of October 31, 1995.

                                                               Pension or
                                                               Retirement           Estimated              Total
                                                                Benefits             Annual            Compensation
                                          Aggregate              Accrued            Benefits            from all 17
                                        Compensation           as Part of             Upon               Delaware
         Name                             from Fund           Fund Expenses        Retirement*          Group Funds
W. Thacher Longstreth                   $4,463.08                 None                $18,100          $58,187.98
Ann R. Leven                            $5,092.16                 None                $18,100          $66,323.97
Walter P. Babich                        $5,175.06                 None                $18,100          $67,323.89
Anthony D. Knerr                        $4,274.08                 None                $18,100          $57,635.25
Charles E. Peck                         $4,463.08                 None                $18,100          $58,187.97


* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of seventy years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of October 31, 1995, he or she would be entitled to annual payments totaling $18,100, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE

       The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

       All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.
       An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.
       In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege
       Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

       Shareholders or their investment dealers of record may contact the Transfer Agent at 800-523- 1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Series account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for Retirement Plans.

       The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.
       As described in the Fund's Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Series shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts

       With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Series will refuse any new Timing Arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
       Timing Accounts operating under existing Timing Agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for Timed Exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).
       The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.
       Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                             *     *     *

       Following is a summary of the investment objectives of the other Delaware Group funds:
       Trend Fund seeks long-term growth by investing in common stock issued by emerging growth companies exhibiting strong capital appreciation potential.
       Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.
       DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.
       Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.
       Delchester Fund seeks as high a current income as possible by investing principally in corporate bonds, and also in U.S. Government securities and commercial paper.
       U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.
       Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.
       Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.
       Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.
       Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.
       International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth.
       Delaware Group Premium Fund offers nine series available exclusively as funding vehicles for certain insurance company separate accounts. Equity/Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. High Yield Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. Government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short-and intermediate-term securities. Money Market Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Growth Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Multiple Strategy Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Emerging Growth Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.
       For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.
       Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

       The Manager is the investment manager of the Fund. The Manager or its affiliate, Delaware International Advisers Ltd., also manages the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions for each Series are made independently from those of the other funds and accounts, they may make investment decisions at the same time.

       Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.
       The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. In its capacity as such, DDI received net commissions, after reallowances to dealers, as follows:

                        Delaware Fund
                        Class A Shares
                  Total
                 Amount
                   of
Fiscal            Under-         Amounts           Net
 Year            writing        Reallowed      Commission
Ended          Commissions     to Dealers    to Distributor
-----          -----------     ----------    --------------
10/31/95         $545,446         $471,630       $73,816
10/31/94          892,170          772,047       120,123
10/31/93        1,714,010        1,484,018       229,992

                          Devon Fund
                        Class A Shares

                  Total
                 Amount
                   of
Fiscal            Under-         Amounts            Net
 Year            writing        Reallowed       Commission
Ended          Commissions     to Dealers     to Distributor
-----          -----------     ----------     --------------
10/31/95         $79,219        $68,054         $11,165
10/31/94*         90,136         78,370          11,766

* Date of initial public offering was December 29, 1993.

       During the fiscal years ended October 31, 1993, 1994 and 1995, no Limited CDSC payments were received with respect to Delaware Fund A Class. No CDSC payments were received for the fiscal year ended 1994 with respect to Delaware Fund B Class. During the fiscal year ended October 31, 1995, the Distributor and DDI, in its capacity as the Fund's national distributor, received CDSC payments in the amount of $789 with respect to Delaware Fund B Class.
       During the fiscal year ended October 31, 1994, DDI, in its capacity as the Fund's national distributor, received Limited CDSC payments in the amount of $1,938 with respect to Devon Fund A Class. During the fiscal year ended October 31, 1995, no Limited CDSC payments were received with respect to Devon Fund A Class. No CDSC payments were received for the fiscal years ended 1994 and 1995 with respect to Devon Fund B Class.

       Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.
       The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by each Series for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors.

       The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.
       Chemical Bank, 450 West 33rd Street, New York, NY 10001, is custodian of the Fund's securities and cash. As custodian for the Fund, Chemical Bank maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.
       Morgan Guaranty Trust Company of New York, located at 60 Wall Street, New York, New York 10260, provides similar services with respect to each Series' investments in foreign securities.

       The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the 1940 Act, has been passed upon for the Fund by Stradley, Ronon, Stevens & Young, Philadelphia, Pennsylvania. In the opinion of counsel, shares of the Fund are exempt from Pennsylvania personal property taxes and qualify as an authorized investment for trustees in Pennsylvania if such an investment is otherwise appropriate.

Capitalization

       The Fund has a present authorized capitalization of five hundred million shares of capital stock with a $1 par value per share. The Fund currently offers two series of shares, which offer four classes of shares, each representing a proportionate interest in the assets of a Series, and each having the same voting and other rights and preferences as the other class of that Series, except that shares of the Institutional Classes may not vote on any matter affecting the Fund Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the respective Series under the Rule 12b-1 Plan relating to Class A Shares. General expenses of a Series will be allocated on a pro-rata basis to the respective classes according to asset size, except that expenses of the 12b-1 Plans of Class A, Class B and Class C Shares will be allocated solely to those classes. While all shares have equal voting rights on matters affecting the entire Fund, each Series would vote separately on any matter which affects only that Series, such as any change in its own investment objective and policy or action to dissolve the Series and as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. The Board of Directors has allocated one hundred million shares to the Delaware Fund A Class, twenty-five million shares to the Delaware Fund B Class, twenty-five million shares to the Delaware Fund C Class, fifty million shares to the Delaware Fund Institutional Class, fifty million shares to the Devon Fund A Class, twenty-five million shares to the Devon Fund B Class, twenty-five million to the Devon Fund C Class, and twenty-five million shares to the Devon Fund Institutional Class.
       Prior to November 9, 1992, the Fund offered only one series, now known as the Delaware Fund and one class of shares, the Delaware Fund A Class. Beginning November 9, 1992, the Delaware Fund began offering the Delaware Fund Institutional Class. Beginning December 29, 1993, the Fund offered the Devon Fund which offered the Devon Fund A Class and the Devon Fund Institutional Class. The Class B Shares for each Series were not offered prior to September 6, 1994, and beginning as of November 29, 1995, the Fund began offering the Class C Shares.

       Prior to September 6, 1994, the Delaware Fund A Class was known as the Delaware Fund class and the Delaware Fund Institutional Class was known as the Delaware Fund (Institutional) class, and, prior to the same date, the Dividend Growth Fund A Class was known as the Dividend Growth Fund class and the Dividend Growth Fund Institutional Class was known as the Dividend Growth Fund (Institutional) class. Effective as of the close of business on August 28, 1995, the name Dividend Growth Fund was changed to Devon Fund and the names of Dividend Growth Fund A Class, Dividend Growth Fund B Class and Dividend Growth Fund Institutional Class were changed to Devon Fund A Class, Devon Fund B Class and Devon Fund Institutional Class, respectively.
       All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

Noncumulative Voting
       These shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.
       This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

APPENDIX A--DESCRIPTION OF RATINGS

Commercial Paper
       Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.
       Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2-- second highest grade possessing less relative strength than the highest grade.

Bonds
       Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
       Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

APPENDIX B--IRA INFORMATION

       The Tax Reform Act of 1986 restructured, and in some cases eliminated, the tax deductibility of IRA contributions. Under the Act, the full deduction for IRAs ($2,000 for each working spouse and $2,250 for one-income couples) was retained for all taxpayers who are not covered by an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is covered by an employer-sponsored retirement plan, the full deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. The Act does not permit deductions for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.
       As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.
       For many, an IRA will continue to offer both an upfront tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.
       Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like either Series, your bottom line at retirement could be lower--it could also be much higher.

$2,000 Invested Annually Assuming a 10% Annualized Return

   15% Tax Bracket             Single - $0-$22,750
   ---------------             Joint  - $0-$38,000
                                                               How Much You
End of          Cumulative               How Much You          Have With Full
 Year        Investment Amount         Have Without IRA        IRA Deduction

  1             $ 2,000                   $  1,844               $  2,200
  5              10,000                     10,929                 13,431
 10              20,000                     27,363                 35,062
 15              30,000                     52,074                 69,899
 20              40,000                     89,231                126,005
 25              50,000                    145,103                216,364
 30              60,000                    229,114                361,887
 35              70,000                    355,438                596,254
 40              80,000                    545,386                973,704

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5%
(10% less 15%)]

   28% Tax Bracket             Single - $22,751-$55,100
   ---------------             Joint  - $38,001-$91,850

End of     Cumulative         How Much You       How Much You Have with Full IRA
 Year   Investment Amount   Have Without IRA     No Deduction        Deduction

  1        $ 2,000             $  1,544            $  1,584          $  2,200
  5         10,000                8,913               9,670            13,431
 10         20,000               21,531              25,245            35,062
 15         30,000               39,394              50,328            69,899
 20         40,000               64,683              90,724           126,005
 25         50,000              100,485             155,782           216,364
 30         60,000              151,171             260,559           361,887
 35         70,000              222,927             429,303           596,254
 40         80,000              324,512             701,067           973,704


[Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less 28%)] [With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 10%]

   31% Tax Bracket              Single - $55,101-$115,000
   ---------------              Joint  - $91,851-$140,000

End of     Cumulative         How Much You       How Much You Have with Full IRA
 Year   Investment Amount   Have Without IRA     No Deduction        Deduction

  1        $ 2,000             $  1,475            $  1,518          $  2,200
  5         10,000                8,467               9,268            13,431
 10         20,000               20,286              24,193            35,062
 15         30,000               36,787              48,231            69,899
 20         40,000               59,821              86,943           126,005
 25         50,000               91,978             149,291           216,364
 30         60,000              136,868             249,702           361,887
 35         70,000              199,536             411,415           596,254
 40         80,000              287,021             671,855           973,704


[Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less 31%)] [With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]

   36% Tax Bracket*             Single  -   $115,001-$250,000
   ---------------              Joint   -   $140,001-$250,000

End of     Cumulative         How Much You       How Much You Have with Full IRA
 Year   Investment Amount   Have Without IRA     No Deduction        Deduction

  1        $ 2,000             $  1,362            $  1,408          $  2,200
  5         10,000                7,739               8,596            13,431
 10         20,000               18,292              22,440            35,062
 15         30,000               32,683              44,736            69,899
 20         40,000               52,308              80,643           126,005
 25         50,000               79,069             138,473           216,364
 30         60,000              115,562             231,608           361,887
 35         70,000              165,327             381,602           596,254
 40         80,000              233,190             623,170           973,704


[Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less 36%)] [With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 10%]

   39.6% Tax Bracket*             Single   -    over $250,000
   -----------------              Joint    -    over $250,000

End of     Cumulative         How Much You       How Much You Have with Full IRA
 Year   Investment Amount   Have Without IRA     No Deduction        Deduction

  1        $ 2,000             $  1,281            $  1,329          $  2,200
  5         10,000                7,227               8,112            13,431
 10         20,000               16,916              21,178            35,062
 15         30,000               29,907              42,219            69,899
 20         40,000               47,324              76,107           126,005
 25         50,000               70,677             130,684           216,364
 30         60,000              101,986             218,580           361,887
 35         70,000              143,965             360,137           596,254
 40         80,000              200,249             588,117           973,704

[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)] [With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]

* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.


                               $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED QUARTERLY

                   TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS               39.6%*             36%*                31%               28%               15%            DEFERRED
-----------------------------------------------------------------------------------------------------------------------------------
    10             $ 3,642            $3,774             $ 3,964           $ 4,083           $ 4,638          $  5,370
    15               4,915             5,184               5,581             5,833             7,062             8,800
    20               6,633             7,121               7,857             8,334            10,755            14,419
    30              12,081            13,436              15,572            17,012            24,939            38,716
    40              22,001            25,352              30,865            34,720            57,831           103,956


                               $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED QUARTERLY

                   TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS               39.6%*             36%*                31%               28%               15%            DEFERRED
-----------------------------------------------------------------------------------------------------------------------------------
    10            $ 28,226          $ 28,833            $ 29,702          $ 30,239          $ 32,699          $ 35,834
    15              50,104            51,753              54,152            55,654            62,755            72,298
    20              79,629            83,239              88,573            91,966           108,525           132,049
    30             173,245           185,894             205,256           217,971           284,358           390,394
    40             343,737           379,596             436,523           475,187           692,097         1,084,066


* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $250,000. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY

       The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

                 After      5 years                $3,528 more
                           10 years                $6,113
                           20 years               $17,228
                           30 years               $47,295

       Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.
       And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, both compounded quarterly, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!


                         8% Return          10% Return
                         ---------          -----------
    18 years             $ 31,291            $ 35,062
    20 years               98,846             126,005
    25 yers               244,692             361,887

       The statistical exhibits above are for illustration purposes only and do not reflect the actual performance for either Series of the Fund either in the past or in the future.

APPENDIX C - PERFORMANCE OVERVIEW

Delaware Fund Performance Overview

     The following table illustrates the total return on one share invested in the Delaware Fund A Class(1) during the 10-year period ended October 31, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Delaware Fund A Class

                                                                      Cumula-
                                                                      tive net
                                                                       asset
                                Net Asset                             value at
              Maximum            Value              Distributions     year-end
             offering     --------------------  --------------------  with all
  Year       price at      Begin-                From       From      distribu-
 ended        begin-        ning       End       Invest-  realized      tions
  Oct        ning of         of         of        ment     securi-      rein-
   31         year(2)       year       year      income  ties profits   vested
-------      --------     -------      ----      ------  ------------  -------
  1986       $21.90       $20.86      $23.20     $0.70     $2.00       $26.46
  1987        24.36        23.20       16.85      0.40      4.31        24.04
  1988        17.69        16.85       15.25      0.32      4.09        29.34
  1989        16.01        15.25       17.48      0.95      ---         35.70
  1990        18.35        17.48       16.19      0.78       ---        34.57
  1991        17.00        16.19       18.81      0.88      0.29        42.97
  1992        19.75        18.81       18.72      0.70      1.54        48.29
  1993        19.65        18.72       19.43      0.66      0.77        54.04
  1994        20.40        19.43       18.00      0.60      1.16        55.01
  1995        18.90        18.00       19.94      0.63      0.25        63.96
                                                 -----     -----

   Total Distributions                           $6.62    $14.41



                                       PERCENTAGE CHANGES DURING YEAR
-----------------------------------------------------------------------------------------------------------
            Delaware Fund                                                                                        Lipper
---------------------------------------------                                                                   Balanced
Maximum Offering Price     Net Asset Value        Standard &              Dow Jones         Consumer             Average
 to Net Asset Value      to Net Asset Value      Poor's 500(5)          Industrial(5)     Price Index(5)         Index(5)
------------------------------------------------------------------------------------------------------------  -------------------
Annual   Cumulative(3)  Annual   Cumulative(4)   Annual  Cumulative  Annual   Cumulative  Annual  Cumulative  Annual   Cumulative
 20.8%     20.8%         26.9%     26.8%          33.2%    33.2%      42.0%     42.0%       1.5%     1.5%      29.5%      29.5%
-13.5       9.8          -9.1      15.3            6.4     41.7        9.6      55.6        4.5      6.1        2.6       32.8
 16.2      34.0          22.0      40.6           14.8     62.6       12.0      74.2        4.3     10.6       13.2       50.3
 15.9      63.0          21.7      71.1           26.4    105.5       28.3     123.5        4.5     15.6       16.9       75.7
 -7.8      57.8          -3.2      65.7           -7.5     90.1       -4.1     114.4        6.3     22.9       -3.8       69.0
 18.4      96.2          24.3     106.0           33.4    153.7       30.0     178.6        2.9     26.5       28.2      116.6
  7.0     120.5          12.4     131.5           10.0    178.9        8.4     201.9        3.2     30.5        8.8      135.6
  6.6     146.7          11.9     159.0           14.9    220.5       17.4     254.5        2.8     34.1       15.6      172.4
 -3.0     151.1           1.8     163.7            3.9    232.9        9.2     287.0        2.6     37.6       -0.7      170.5
 10.7     192.0          16.3     206.6           26.4    320.7       25.0     383.6        2.8     41.5       18.0      219.2

1 The Delaware Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
2 Reflects a maximum sales charge of 4.75% of total investment. There are reduced sales charges for investments of $100,000 or more.
3 Reflects an offering price of $21.90 on October 31, 1985
4 Reflects a net asset value of $20.86 on October 31, 1985.
5 Source:  Lipper Analytical Services, Inc.

  This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.

  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

  The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

  Lipper Analytical Services, Inc. is a performance evaluation service that maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

APPENDIX C - PERFORMANCE OVERVIEW

Delaware Fund Performance Overview

     The following table illustrates the total return on one share invested in the Delaware Fund B Class during the period September 6, 1994 (date of initial public offering) through October 31, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Delaware Fund B Class

                                                                      Cumula-
                                                                      tive net
                                                                       asset
                                Net Asset                             value at
              Maximum            Value              Distributions     year-end
             offering     --------------------  --------------------  with all
  Year       price at      Begin-                From       From      distribu-
 ended        begin-        ning       End       Invest-  realized      tions
  Oct        ning of         of         of        ment     securi-      rein-
   31         period       period     period     income  ties profits   vested
------      ---------     --------    ------     ------  ------------  -------
1994         $18.34       $18.34      $17.98      $0.15       ---       $18.13
1995          17.98        17.98       19.90       0.51     $0.25        20.92
                                                  -----     -----
   Total Distributions                            $0.66     $0.25





                                       PERCENTAGE CHANGES DURING YEAR
-----------------------------------------------------------------------------------------------------------
            Delaware Fund                                                                                        Lipper
---------------------------------------------                                                                   Balanced
  Returns Including       Returns Excluding       Standard &              Dow Jones         Consumer             Average
       CDSC                    CDSC              Poor's 500(2)          Industrial(2)     Price Index(2)         Index(2)
------------------------------------------------------------------------------------------------------------  -------------------
Annual   Cumulative(1)  Annual   Cumulative(1)   Annual  Cumulative  Annual   Cumulative  Annual  Cumulative  Annual   Cumulative
   --      -5.1%            --     -1.1%             --      0.5%        --      0.7%         --         0.3%     --    -1.6%
 11.4%     10.1           15.4%    14.1            26.4%    27.1       25.0%    25.8         2.8%        3.2    18.0%   16.1


----------------------
1 Reflects a net asset value of $18.34 on September 2, 1994.
2 Source:  Lipper Analytical Services, Inc.

  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

  The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

  Lipper Analytical Services, Inc. is a performance evaluation service that maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

APPENDIX C - PERFORMANCE OVERVIEW

Delaware Fund Performance Overview

     The following table illustrates the total return on one share invested in the Delaware Fund Institutional Class(1) during the 10-year period ended October 31, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Delaware Fund Institutional Class

                                                                      Cumula-
                                                                      tive net
                                                                       asset
                          Net Asset                                  value at
                           Value                Distributions        year-end
                    ------------------    --------------------       with all
  Year             Begin-                  From          From        distribu-
 ended             ning       End         Invest-     realized         tions
  Oct              of         of           ment        securi-         rein-
   31             year       year         income     ties profits     vested
-------         -------      ----         ------     ------------    -------
1986           $20.86        $23.20       $0.70     $2.00         $26.47
1987            23.20         16.85        0.40      4.31          24.05
1988            16.85         15.25        0.32      4.09          29.35
1989            15.25         17.48        0.95       ---          35.71
1990            17.48         16.19        0.78       ---          34.68
1991            16.19         18.81        0.88      0.29          42.99
1992            18.81         18.72        0.70      1.54          48.31
1993            18.72         19.46        0.66      0.77          54.44
1994            19.46         18.03        0.63      1.16          55.20
1995            18.03         19.98        0.66      0.25          64.31
                                          -----     -----
   Total Distributions                    $6.68     $14.41


                                       PERCENTAGE CHANGES DURING YEAR
---------------------------------------------------------------------------------------------------------------------------------
      Delaware Fund                                                                                                Lipper
---------------------                                                                                             Balanced
    Net Asset Value             Standard &                    Dow Jones                Consumer                    Average
  to Net Asset Value           Poor's 500(3)                Industrial(3)           Price Index(3)                 Index(3)
---------------------------------------------------------------------------------------------------------------------------------
Annual   Cumulative(2)     Annual     Cumulative        Annual     Cumulative    Annual      Cumulative     Annual     Cumulative
 26.9%     26.9%           33.2%       33.2%            42.0%        42.0%        1.5%          1.5%          29.5       29.5%
 -9.1      15.3             6.4        41.7              9.6         55.6         4.5           6.1            2.6       32.8
 22.0      40.7            14.8        62.6             12.0         74.2         4.3          10.6           13.2       50.3
 21.7      71.2            26.4       105.5             28.3        123.5         4.5          15.6           16.9       75.7
 -3.2      65.8            -7.5        90.1             -4.1        114.4         6.3          22.9           -3.8       69.0
 24.3     106.1            33.4       153.7             30.0        178.6         2.9          26.5           28.2      116.6
 12.4     131.6            10.0       178.9              8.4        201.9         3.2          30.5            8.8      135.6
 12.1     159.4            14.9       220.5             17.4        254.5         2.8          34.1           15.6      172.4
  2.0     164.5             3.9       232.9              9.2        287.0         2.6          37.6           -0.7      170.5
 16.5     208.1            26.4       320.7             25.0        383.6         2.8          41.5           18.0      219.3

----------
1 Performance for Delaware Fund Institutional Class for periods prior to
  November 9, 1992 (date of initial public offering) is calculated by taking the performance of the Delaware Fund A Class and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments applicable to Delaware Fund A Class beginning June 1, 1992, and performance would have been affected had such an adjustment been made.

2 Reflects a net asset value of $20.86 on October 31, 1985.
3 Source:  Lipper Analytical Services, Inc.

  This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.

  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

  The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

  Lipper Analytical Services, Inc. is a performance evaluation service that maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

APPENDIX C - PERFORMANCE OVERVIEW

Devon Fund Performance Overview

     The following table illustrates the total return on one share invested in the Devon Fund A Class during the period December 29, 1993 (date of initial public offering) through October 31, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Devon Fund A Class

                                                                      Cumula-
                                                                      tive net
                                                                       asset
                                Net Asset                             value at
              Maximum            Value              Distributions     year-end
             offering     --------------------  --------------------  with all
  Year       price at      Begin-                From       From      distribu-
 ended        begin-        ning       End       Invest-  realized      tions
  Oct        ning of         of         of        ment     securi-      rein-
   31         year(1)       year       year      income  ties profits   vested
-------      --------     -------      ----      ------  ------------  -------
1994         $10.50      $10.00       $10.83     $0.09      ---        $10.93
1995          11.37       10.83        12.55      0.22    $0.32         13.33
                                                 -----    -----
   Total Distributions                           $0.31    $0.32




                                       PERCENTAGE CHANGES DURING YEAR
-----------------------------------------------------------------------------------------------------------
              Devon Fund                                                                                          Lipper
---------------------------------------------                                                                    Growth &
Maximum Offering Price     Net Asset Value        Standard &              Dow Jones         Consumer              Income
 to Net Asset Value      to Net Asset Value      Poor's 500(4)          Industrial(4)     Price Index(4)          Index(4)
------------------------------------------------------------------------------------------------------------  -------------------
Annual   Cumulative(2)  Annual   Cumulative(3)   Annual  Cumulative  Annual   Cumulative  Annual  Cumulative  Annual   Cumulative
 ---       4.1%          ---       9.3%            ---      2.7%       ---      5.4%       ---       2.5%      ---       2.4%
16.2%     26.9          22.0%     33.3            26.4%    29.8       25.0%    31.7        2.8%      5.4      20.2%     23.1

----------
1 Reflects a maximum sales charge of 4.75%. There are reduced sales charges for investment of $100,000 or more.
2 Reflects an offering price of $10.50 on December 28, 1993.
3 Reflects a net asset value of $10.00 on December 28, 1993.
4 Source: Lipper Analytical Services, Inc.

  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

  The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

  Lipper Analytical Services, Inc. is a performance evaluation service that maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

APPENDIX C - PERFORMANCE OVERVIEW

Devon Fund Performance Overview

     The following table illustrates the total return on one share invested in the Devon Fund B Class during the period September 6, 1994 (date of initial public offering) through October 31, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Devon Fund B Class


                                                                      Cumula-
                                                                      tive net
                                                                       asset
                                Net Asset                             value at
              Maximum            Value              Distributions     year-end
             offering     --------------------  --------------------  with all
  Year       price at      Begin-                From       From      distribu-
 ended        begin-        ning       End       Invest-  realized      tions
  Oct        ning of         of         of        ment     securi-      rein-
   31         period       period     period     income  ties profits   vested
------      ---------     --------    ------     ------  ------------  -------
1994        $10.90        $10.90      $10.82     $0.03       ---       $10.85
1995         10.82         10.82       12.50      0.18     $0.32        13.14
                                                 -----     -----
   Total Distributions                           $0.21     $0.32


                                       PERCENTAGE CHANGES DURING YEAR
-----------------------------------------------------------------------------------------------------------
               Devon Fund                                                                                        Lipper
---------------------------------------------                                                                   Growth &
  Returns Including       Returns Excluding       Standard &              Dow Jones         Consumer             Income
       CDSC                    CDSC              Poor's 500(2)          Industrial(2)     Price Index(2)         Index(2)
------------------------------------------------------------------------------------------------------------  -------------------
Annual   Cumulative(1)  Annual   Cumulative(1)   Annual  Cumulative  Annual   Cumulative  Annual  Cumulative  Annual   Cumulative
 ---      -4.4%           ---      -0.5%          ---       0.5%      ---       0.7%       ---       0.3%       ---       2.4%
17.1%     16.5           21.1%     20.5          26.4%     27.1      25.0%     25.8%       2.8%      3.2       20.2%     23.1


----------

1 Reflects a net asset value of $10.90 on September 2, 1994.
2 Source:  Lipper Analytical Services, Inc.

  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

  The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

  Lipper Analytical Services, Inc. is a performance evaluation service that maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

APPENDIX C - PERFORMANCE OVERVIEW

Devon Fund Performance Overview

     The following table illustrates the total return on one share invested in the Devon Fund Institutional Class during the period December 29, 1993 (date of initial public offering) through October 31, 1995. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Devon Fund Institutional Class

                                                                      Cumula-
                                                                      tive net
                                                                       asset
                          Net Asset                                  value at
                           Value                Distributions        year-end
                    ------------------    --------------------       with all
  Year             Begin-                  From          From        distribu-
 ended             ning       End         Invest-     realized         tions
  Oct              of         of           ment        securi-         rein-
   31             year       year         income     ties profits     vested
-------         -------      ----         ------     ------------    -------
1994            $10.00       $10.86      $0.09        ---          $10.96
1995             10.86        12.59      $0.24      $0.32           13.39
                                         -----      -----
Total Distributions                      $0.33      $0.32


                                       PERCENTAGE CHANGES DURING YEAR
---------------------------------------------------------------------------------------------------------------------------------
      Devon Fund                                                                                                   Lipper
---------------------                                                                                             Growth &
    Net Asset Value             Standard &                    Dow Jones                Consumer                    Income
  to Net Asset Value           Poor's 500(2)                Industrial(2)           Price Index(2)                 Index(2)
---------------------------------------------------------------------------------------------------------------------------------
Annual   Cumulative(1)     Annual     Cumulative        Annual     Cumulative    Annual      Cumulative     Annual     Cumulative
 ---       9.6%             ---        2.7%               ---        5.4%         ---          2.5%          ---         2.4%
22.3%     33.9             26.4%      29.8               25.0%      31.8          2.8%         5.4          20.2%       23.1%


----------
1 Reflects a net asset value of $10.00 on December 28, 1993.
2 Source:  Lipper Analytical Services, Inc.

  The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

  The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

  Lipper Analytical Services, Inc. is a performance evaluation service that maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

APPENDIX D

The Company Life Cycle
       Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.
       1. Emerging Growth--a period of experimentation in which the company builds awareness of a new product or firm.
       2. Accelerated Development--a period of rapid growth with potentially high profitability and acceptance of the product.
       3. Maturing Phase--a period of diminished real growth due to dependence on replacement or sustained product demand.

       4. Cyclical Stage--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

                        Hypothetical Corporate Life Cycle

       Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical state where sales show more definitive highs and lows.
       The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

FINANCIAL STATEMENTS

       Ernst & Young LLP serves as the independent auditors for the Fund and, in its capacity as such, audits the financial statements contained in the Series' Annual Reports. The Delaware Group Delaware Fund, Inc. - Delaware Fund's and the Delaware Group Delaware Fund, Inc. - Devon Fund's Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended October 31, 1995, are included in the Fund's Annual Reports to shareholders. The financial statements, the notes relating thereto and the reports of Ernst & Young LLP, listed above are incorporated by reference from the Annual Reports into this Part B.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.

                                     PART C

                                Other Information

Item 24.   Financial Statements and Exhibits

           (a)      Financial Statements:

                    Part A      -   Financial Highlights

                   *Part B      -   Statements of Net Assets
                                    Statements of Operations
                                    Statements of Changes in Net Assets
                                    Notes to Financial Statements
                                    Accountant's Reports

                      * The financial statements and Accountant's Report listed above are incorporated by reference into Part B from the Registrant's Annual Reports for Delaware Fund and Devon Fund for the fiscal year ended October 31, 1995.

           (b)        Exhibits:

                    (1)     Articles of Incorporation.

                            (a) Articles of Incorporation, as amended and supplemented to date, incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

                            (b) Executed Articles Supplementary (November 28, 1995) attached as Exhibit.

                    (2) By-Laws. By-Laws, as amended to date, incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

                    (3)     Voting Trust Agreement. Inapplicable.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.

                    (4)     Copies of All Instruments Defining the Rights of
                            Holders.

                            (a) Articles of Incorporation, Articles of Amendment and Articles Supplementary.

                                   (i) Article Second of Articles Supplementary (September 6, 1994), Article Fifth of Articles Supplementary (November 30,
                                        1993), Article Second of Articles
                                        Supplementary (May 22, 1992), Article
                                        Fifth of Articles of Incorporation
                                        (March 4, 1983) and Article Eleventh of
                                        Articles of Amendment (May 2, 1985)
                                        incorporated into this filing by
                                        reference to Post-Effective Amendment
                                        No. 102 filed November 22, 1995.

                                   (ii) Executed Articles Third and Fourth of
                                        Articles Supplementary (November 28,
                                        1995) attached as Exhibit 24(b)(1)(b).

                            (b) By-Laws. Article II, Article III, as amended, and Article XIII, which was subsequently redesignated as Article XIV, incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

                    (5) Investment Management Agreements. Investment Management Agreements between Delaware Management Company, Inc. and the Registrant on behalf of each Series dated April 3, 1995 incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

                    (6)     (a) Distribution Agreements.

                            (i) Executed Distribution Agreement between Delaware Distributors, L.P. and the Registrant on behalf of the Delaware Fund (April 3, 1995) attached as Exhibit.

                            (ii) Executed Distribution Agreement between Delaware Distributors, L.P. and the Registrant on behalf of the Devon Fund (April 3, 1995) attached as Exhibit.

                            (iii) Executed Amendment No. 1 to the Delaware Fund's Distribution Agreement (November 29,
                                   1995) attached as Exhibit.

                            (iv) Executed Amendment No. 1 to the Devon Fund's Distribution Agreement (November 29, 1995) attached as Exhibit.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


                            (b) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

                            (c) Dealer's Agreement. Dealer's Agreement (as amended November 1995) incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

                            (d) Mutual Fund Agreement for the Delaware Group of Funds (November 1995) included as Module.

                    (7) Bonus, Profit Sharing, Pension Contracts. Amended and Restated Profit Sharing Plan incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

                    (8) Custodian Agreements. Incorporated into this filing by reference to Post-Effective Amendment No. 90 filed December 28, 1989, Post-Effective Amendment No. 92 filed October 31, 1991, Post-Effective Amendment No. 99 filed May 27, 1994 and Post-Effective Amendment No. 101 filed December 27, 1994.

                    (9) Other Material Contracts. Shareholders Services Agreements incorporated into this filing by reference to Post-Effective Amendment No. 87 filed October 27, 1988 and Post-Effective Amendment No. 98 filed December 28, 1993.

                    (10) Opinion of Counsel. To be filed with letter relating to Rule 24f-2 on or about December 29, 1995.

                    (11)    Consent of Auditors. Attached as Exhibit.

                 (12-13)    Inapplicable.

                    (14) Model Plans. Incorporated into this filing by reference to Post-Effective Amendment No. 97 filed October 28, 1993 and Post-Effective Amendment No. 102 filed November 22, 1995.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.

                 **(15)     Plans under Rule 12b-1.

                            (a) Executed Plan under Rule 12b-1 for Class A (November 29, 1995) attached as Exhibit.

                            (b) Executed Plan under Rule 12b-1 for Class B (November 29, 1995) attached as Exhibit.

                            (c) Executed Plan under Rule 12b-1 for Class C (November 29, 1995) attached as Exhibit.

                    (16) Schedules of Computation for each Performance Quotation. Incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

                            (a) Schedules of Computation for new periods shown in Part B attached as Exhibit.

                    (17)    Financial Data Schedules. Attached as Exhibit.

                    (18) Plan under Rule 18f-3. Plan under Rule 18f-3 (November 1995) included as Module.

                    (19) Other: Directors' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

Item 25.  Persons Controlled by or under Common Control with Registrant.  None.




**Relates to the Class A, B and C Shares of each Series of the Registrant.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.

Item 26. Number of Holders of Securities.

                 (1)                                    (2)
                                                 Number of
         Title of Class                          Record Holders
         --------------                          --------------

         Delaware Group Delaware Fund, Inc.'s
         Delaware Fund series:

         Delaware Fund A Class
         Common Stock Par Value                  26,042 Accounts as of
         $1.00 Per Share                         November 30, 1995

         Delaware Fund B Class
         Common Stock Par Value                  299 Accounts as of
         $1.00 Per Share                         November 30, 1995

         Delaware Fund C Class
         Common Stock Par Value                  1 Account as of
         $1.00 Per Share                         November 30, 1995

         Delaware Fund Institutional Class
         Common Stock Par Value                  47 Accounts as of
         $1.00 Per Share                         November 30, 1995

         Delaware Group Delaware Fund, Inc.'s
         Devon Fund series:

         Devon Fund A Class
         Common Stock Par Value                  835 Accounts as of
         $1.00 Per Share                         November 30, 1995

         Devon Fund B Class
         Common Stock Par Value                  126 Accounts as of
         $1.00 Per Share                         November 30, 1995

         Devon Fund C Class
         Common Stock Par Value                  1 Account as of
         $1.00 Per Share                         November 30, 1995

         Devon Fund Institutional Class
         Common Stock Par Value                  4 Accounts as of
         $1.00 Per Share                         November 30, 1995

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.

Item 27. Indemnification. Incorporated into this filing by reference to Post-Effective Amendment No. 78 filed October 26, 1983 and Post-Effective Amendment No. 102 filed November 22, 1995.

Item  28. Business and Other Connections of Investment Adviser.

               Delaware Management Company, Inc. (the "Manager") or its affiliate, Delaware International Advisers Ltd., also serves as investment manager to the other funds in the Delaware Group (Delaware Group Trend Fund, Inc., Delaware Group Value Fund, Inc., Delaware Group DelCap Fund, Inc., Delaware Group Decatur Fund, Inc., Delaware Group Delchester High-Yield Bond Fund, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., DMC Tax-Free Income Trust-Pennsylvania, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Dividend and Income Fund, Inc. and Delaware Group Global Dividend and Income Fund, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds. In addition, certain directors of the Manager also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder servicing, dividend disbursing and transfer agent for all of the mutual funds in the Delaware Group.

               The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

Name and Principal          Positions and Offices with the Manager and its
Business Address*           Affiliates and Other Positions and Offices Held
-----------------           -----------------------------------------------

Wayne A. Stork              Chairman of the Board, Chief Executive Officer,
                            Chief Investment Officer and Director of Delaware
                            Management Company, Inc.; President, Chief Executive
                            Officer, Chairman of the Board and Director of the Registrant, and with the exception of Delaware
                            Pooled Trust, Inc., each of the other funds in the Delaware Group, Delaware Management Holdings, Inc.
                            and Delaware Investment & Retirement Services, Inc.;
                            Chairman of the Board and Director of Delaware
                            Pooled Trust, Inc. and Delaware Investment
                            Counselors, Inc.; Chairman, Chief Executive Officer and Director of DMH Corp., Delaware International
                            Advisers Ltd., Delaware International Holdings Ltd.
                            and Founders Holdings, Inc.; and Director of
                            Delaware Distributors, Inc. and Delaware Service
                            Company, Inc.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


Name and Principal          Positions and Offices with the Manager and its
Business Address*           Affiliates and Other Positions and Offices Held
-----------------           -----------------------------------------------

Winthrop S. Jessup          Executive Vice President and Director of Delaware
                            Management Company, Inc., DMH Corp., Delaware
                            International Holdings Ltd. and Founders Holdings,
                            Inc.; Executive Vice President of the Registrant and, with the exception of Delaware Pooled Trust, Inc., each of the other funds in the Delaware Group and Delaware Management Holdings, Inc.; President and Chief Executive Officer of Delaware Pooled
                            Trust, Inc.; Vice Chairman of Delaware Distributors,
                            L.P.; Vice Chairman and Director of Delaware
                            Distributors, Inc.; Director of Delaware Service
                            Company, Inc., Delaware Management Trust Company,
                            Delaware International Advisers Ltd. and Delaware
                            Investment & Retirement Services, Inc.; and
                            President and Director of Delaware Investment
                            Counselors, Inc.

Richard G. Unruh, Jr.       Executive Vice President and Director of Delaware
                            Management Company, Inc.; Executive Vice President of the Registrant and each of the other funds in the Delaware Group; Senior Vice President of Delaware
                            Management Holdings, Inc.; and Director of Delaware
                            International Advisers Ltd.

                            Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance Committee, Mid Atlantic, Inc., since 1989, 2040 Market Street, Philadelphia, PA

Paul E. Suckow              Senior Vice President/Chief Investment Officer,
                            Fixed Income of Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group and Delaware Management Holdings,
                            Inc.; Senior Vice President and Director of Founders
                            Holdings, Inc.; and Director of Founders CBO
                            Corporation




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


Name and Principal          Positions and Offices with the Manager and its
Business Address*           Affiliates and Other Positions and Offices Held
-----------------           -----------------------------------------------

David K. Downes             Senior Vice President, Chief Administrative Officer
                            and Chief Financial Officer of Delaware Management
                            Company, Inc., the Registrant and each of the other funds in the Delaware Group; Chairman and Director of Delaware Management Trust Company; Senior Vice
                            President, Chief Administrative Officer, Chief
                            Financial Officer and Treasurer of Delaware
                            Management Holdings, Inc.; Senior Vice President,
                            Chief Financial Officer, Treasurer and Director of
                            DMH Corp.; Senior Vice President and Chief
                            Administrative Officer of Delaware Distributors,
                            L.P.; Senior Vice President, Chief Administrative
                            Officer, Chief Financial Officer and Director of
                            Delaware Distributors, Inc.; and Delaware Service
                            Company, Inc.; Chief Financial Officer and Director of Delaware International Holdings Ltd.; Senior Vice
                            President, Chief Financial Officer and Treasurer of
                            Delaware Investment Counselors, Inc.; Senior Vice
                            President and Director of Founders Holdings, Inc.;
                            Chief Executive Officer and Director of Delaware
                            Investment & Retirement Services, Inc.; and Director of Delaware International Advisers Ltd.

                            Chief Executive Officer/Chief Financial
                            Officer/Treasurer of Forewarn, Inc. since 1992, 8 Clayton Place, Newtown Square, PA

George M. Chamberlain, Jr.  Senior Vice President, Secretary and Director of
                            Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Delaware Service Company, Inc. and Delaware Investment & Retirement Services, Inc.; Senior Vice President and Secretary of the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P., Delaware Investment Counselors, Inc. and Delaware Management Holdings, Inc.; Executive Vice President, Secretary and Director of Delaware Management Trust Company; Corporate Vice President, Secretary and Director of Founders Holdings, Inc.; Secretary and Director of Delaware International Holdings Ltd.; and Director of Delaware International Advisers Ltd.

                            Director of ICI Mutual Insurance Co. since 1992, P.O. Box 730, Burlington, VT



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


Name and Principal          Positions and Offices with the Manager and its
Business Address*           Affiliates and Other Positions and Offices Held
-----------------           -----------------------------------------------

Richard J. Flannery         Managing Director/Corporate Tax & Affairs of
                            Delaware Management Company, Inc., Delaware
                            Management Holdings, Inc., DMH Corp., Delaware
                            Distributors, L.P., Delaware Distributors, Inc.,
                            Delaware Service Company, Inc., Delaware Management
                            Trust Company, Delaware International Holdings Ltd.,
                            Delaware Investment Counselors, Inc., Delaware
                            Investment & Retirement Services, Inc. and Founders
                            CBO Corporation; Vice President of the Registrant and each of the other funds in the Delaware Group;
                            Managing Director/Corporate Tax & Affairs and
                            Director of Founders Holdings, Inc.; and Director of
                            Delaware International Advisers Ltd.

                            Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd., Elverton, PA

Michael P. Bishof(1)        Vice President and Treasurer of Delaware Management
                            Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Distributors,
                            L.P., Delaware Distributors, Inc., Delaware Service
                            Company, Inc., Founders Holdings, Inc. and Founders
                            CBO Corporation; and Vice President and Manager of
                            Investment Accounting of Delaware International
                            Holdings Ltd.

Eric E. Miller              Vice President and Assistant Secretary of Delaware
                            Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware
                            Management Holdings, Inc., DMH Corp., Delaware
                            Distributors, L.P., Delaware Distributors Inc.,
                            Delaware Service Company, Inc., Delaware Management
                            Trust Company, Founders Holdings, Inc., Delaware
                            Investment Counselors, Inc. and Delaware Investment
                            & Retirement Services, Inc.

Richelle S. Maestro         Vice President and Assistant Secretary of Delaware
                            Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware
                            Management Holdings, Inc., Delaware Distributors,
                            L.P., Delaware Distributors, Inc., Delaware Service
                            Company, Inc., DMH Corp., Delaware Management Trust
                            Company, Delaware Investment Counselors, Inc.,
                            Delaware Investment & Retirement Services, Inc. and
                            Founders Holdings, Inc.; and Assistant Secretary of
                            Founders CBO Corporation

                            General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Ln., Philadelphia, PA




*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


Name and Principal          Positions and Offices with the Manager and its
Business Address*           Affiliates and Other Positions and Offices Held
-----------------           -----------------------------------------------

John M. Zerr(2)             Vice President and Assistant Secretary of Delaware
                            Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, DMH Corp., Delaware Distributors, L.P., Delaware Distributors,
                            Inc., Delaware Service Company, Inc., Delaware
                            Management Trust Company, Delaware Investment
                            Counselors, Inc. and Delaware Investment &
                            Retirement Services, Inc.

                            Secretary and Counsel of Renovisions, Inc. since 1990, 4284 South Dixi Road, Resaca, GA

Joseph H. Hastings          Vice President/Corporate Controller of Delaware
                            Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware
                            Management Holdings, Inc., DMH Corp., Delaware
                            Distributors, L.P., Delaware Distributors, Inc.,
                            Delaware Service Company, Inc., Delaware Investment
                            Counselors, Inc. and Founders Holdings, Inc.;
                            Executive Vice President, Chief Financial Officer and Treasurer of Delaware Management Trust Company;
                            Vice President/Chief Financial Officer/Treasurer of
                            Delaware Investment & Retirement Services, Inc. and
                            Assistant Treasurer of Founders CBO Corporation

Bruce A. Ulmer              Vice President/Director of Internal Audit of
                            Delaware Management Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings, Inc., DMH Corp. and
                            Delaware Management Trust Company; and Vice
                            President/Internal Audit of Delaware Investment &
                            Retirement Services, Inc.

Lisa O. Brinkley(3)         Vice President/Compliance of Delaware Management
                            Company, Inc., the Registrant, each of the other funds in the Delaware Group, DMH Corp., Delaware
                            Distributors, L.P., Delaware Distributors, Inc.,
                            Delaware Service Company, Inc., Delaware Management
                            Trust Company, Delaware Investment Counselors, Inc.
                            and Delaware Investment & Retirement Services, Inc.

Steven T. Lampe(4)          Vice President/Taxation of Delaware Management
                            Company, Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Management
                            Holdings, Inc., DMH Corp., Delaware Distributors,
                            L.P., Delaware Distributors, Inc., Delaware Service
                            Company, Inc., Delaware Management Trust Company,
                            Founders CBO Corporation and Delaware Investment
                            Counselors, Inc.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


Name and Principal          Positions and Offices with the Manager and its
Business Address*           Affiliates and Other Positions and Offices Held
-----------------           -----------------------------------------------
Rosemary E. Milner          Vice President/Legal of Delaware Management Company,
                            Inc., the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, L.P. and
                            Delaware Distributors, Inc.

Douglas L. Anderson(5)      Vice President/Operations of Delaware Management
                            Company, Inc., Delaware Service Company, Inc. and
                            Delaware Investment & Retirement Services, Inc.; and
                            Vice President/Operations and Director of Delaware
                            Management Trust Company

Michael T. Taggart(6)       Vice President/Facilities Management and
                            Administrative Services of Delaware Management
                            Company, Inc.

Gerald T. Nichols           Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and Treasurer and Director of Founders CBO Corporation

J. Michael Pokorny          Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware
                            Group

Gary A. Reed                Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., the Registrant, each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Investment
                            Counselors, Inc.

Paul A. Matlack             Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and Secretary and Director of Founders CBO Corporation

James R. Raith, Jr.         Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and President and Director of Founders CBO Corporation

Patrick P. Coyne            Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware
                            Group



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


Name and Principal          Positions and Offices with the Manager and its
Business Address*           Affiliates and Other Positions and Offices Held
-----------------           -----------------------------------------------

Roger A. Early(7)           Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., each of the tax-exempt funds and the fixed income funds in the Delaware
                            Group

Edward N. Antoian           Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., the Registrant and each of the other equity funds in the Delaware Group

                            General Partner of Zeke Investment Partners since 1991, 569 Canterbury Lane, Berwyn, PA

George H. Burwell           Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., the Registrant and each of the other equity funds in the Delaware Group

John B. Fields              Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., the Registrant, each of the other equity funds in the Delaware Group and Delaware Investment Counselors, Inc.

Edward A. Trumpbour         Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., the Registrant and each of the other equity funds in the Delaware Group

David C. Dalrymple          Vice President/Senior Portfolio Manager of Delaware
                            Management Company, Inc., the Registrant and each of the other equity funds in the Delaware Group

Faye P. Staples(8)          Vice President/Human Resources of Delaware
                            Management Company, Inc., Delaware Distributors,
                            L.P. and Delaware Distributors, Inc.; and Vice
                            President/Director of Human Resources of Delaware
                            Service Company, Inc.

      1 VICE PRESIDENT/GLOBAL INVESTMENT MANAGEMENT OPERATIONS, Bankers Trust and VICE PRESIDENT, CS First Boston Investment Management prior to June 1995.

      2   ATTORNEY, Ballard, Spahr, Andrews & Ingersoll prior to July 1995.

      3 VICE PRESIDENT AND COMPLIANCE OFFICER, Banc One Securities Corporation prior to June 1994 and ASSISTANT VICE PRESIDENT AND COMPLIANCE OFFICER, Aetna Life and Casualty prior to March 1993.

      4   TAX MANAGER, Price Waterhouse prior to October 1995.

      5 VICE PRESIDENT OF OPERATIONS, Supervised Service Company prior to March 1994.

      6 ASSISTANT VICE PRESIDENT/ADMINISTRATIVE SERVICES, United Pacific Life Insurance prior to January 1994.

      7 SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER, Federated Investors prior to July 1994.

      8   VICE PRESIDENT/HUMAN RESOURCES, Nova Care prior to September 1995.


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


Item 29.  Principal Underwriters.

          (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

          (b) Information with respect to each director, officer or partner of principal underwriter:


Name and Principal                            Positions and Offices                        Positions and Offices
Business Address*                             with Underwriter                             with Registrant
-----------------                             ---------------------                        ---------------------

Delaware Distributors, Inc.                   General Partner                              None

Delaware Management
Company, Inc.                                 Limited Partner                              Investment Manager

Delaware Investment
Counselors, Inc.                              Limited Partner                              None

Winthrop S. Jessup                            Vice Chairman                                Executive Vice President

Keith E. Mitchell                             President and Chief                          None
                                              Executive Officer

David K. Downes                               Senior Vice President/                       Senior Vice President/Chief
                                              Chief Administrative                         Financial Officer/Chief
                                              Officer                                      Administrative Officer

George M. Chamberlain, Jr.                    Senior Vice President/                       Senior Vice President/
                                              Secretary                                    Secretary

J. Lee Cook                                   Senior Vice President/                       None
                                              National Sales Manager

Stephen H. Slack                              Senior Vice President/                       None
                                              Wholesaler

William F. Hostler                            Senior Vice President/                       None
                                              Marketing Services



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


Name and Principal                            Positions and Offices                        Positions and Offices
Business Address*                             with Underwriter                             with Registrant
-----------------                             ---------------------                        ---------------------
Minette van Noppen                            Senior Vice President/                       None
                                              Retirement Services

Richard J. Flannery                           Managing Director/Corporate                  Vice President
                                              & Tax Affairs

Eric E. Miller                                Vice President/                              Vice President/
                                              Assistant Secretary                          Assistant Secretary

Richelle S. Maestro                           Vice President/                              Vice President/
                                              Assistant Secretary                          Assistant Secretary

John M. Zerr                                  Vice President/                              Vice President/
                                              Assistant Secretary                          Assistant Secretary

Joseph H. Hastings                            Vice President/                              Vice President/
                                              Corporate Controller                         Corporate Controller

Steven T. Lampe                               Vice President/Taxation                      Vice President/Taxation

Michael P. Bishof                             Vice President/Treasurer                     Vice President/Treasurer

Rosemary E. Milner                            Vice President/Legal                         Vice President/Legal

Lisa O. Brinkley                              Vice President/                              Vice President/
                                              Compliance                                   Compliance

Diane M. Anderson                             Vice President/                              None
                                              Retirement Services

Denise F. Guerriere                           Vice President/Client Services               None

Julia R. Vander Els                           Vice President/                              None
                                              Retirement Services

Jerome A. Alrutz                              Vice President/                              None
                                              Retirement Services


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


Name and Principal                            Positions and Offices                        Positions and Offices
Business Address*                             with Underwriter                             with Registrant
-----------------                             ---------------------                        ---------------------
Martin J. Cole                                Vice President/                              None
                                              Retirement Services

Joanne A. Mettenheimer                        Vice President/                              None
                                              National Accounts

Christopher H. Price                          Vice President/Annuity                       None
                                              Marketing and Administration

Thomas S. Butler                              Vice President/                              None
                                              DDI Administration

Frank Albanese                                Vice President/Wholesaler                    None

William S. Carroll                            Vice President/Wholesaler                    None

William L. Castetter                          Vice President/Wholesaler                    None

Thomas J. Chadie                              Vice President/Wholesaler                    None

Robert M. Frank                               Vice President/Wholesaler                    None

Douglas R. Glennon                            Vice President/Wholesaler                    None

Alan D. Kessler                               Vice President/Wholesaler                    None

William M. Kimbrough                          Vice President/Wholesaler                    None

Mac McAuliffe                                 Vice President/Wholesaler                    None

Patrick L. Murphy                             Vice President/Wholesaler                    None

Henry W. Orvin                                Vice President/Wholesaler                    None

Philip G. Rickards                            Vice President/Wholesaler                    None


*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

                                              Form N-1A
                                              File No. 2-10765
                                              Delaware Group Delaware Fund, Inc.


Name and Principal                            Positions and Offices                        Positions and Offices
Business Address*                             with Underwriter                             with Registrant
-----------------                             ---------------------                        ---------------------
Dion D. Rooney                                Vice President/Wholesaler                    None

Michael W. Rose                               Vice President/Wholesaler                    None

Thomas E. Sawyer                              Vice President/Wholesaler                    None

Sanford G. Simmons, Jr.                       Vice President/Wholesaler                    None

Robert E. Stansbury                           Vice President/Wholesaler                    None

Larry D. Stone                                Vice President/Wholesaler                    None

Faye P. Staples                               Vice President/Human Resources               None



*Business address of each is 1818 Market Street, Philadelphia, PA 19103.

              (c)  Not Applicable.

Item 30.  Location of Accounts and Records.

          All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 31.  Management Services.  None.

Item 32.  Undertakings.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 28th day of December, 1995.

                                     DELAWARE GROUP DELAWARE FUND, INC.

                                     By /s/   Wayne A. Stork
                                        ------------------------------
                                               Wayne A. Stork
                                      Chairman of the Board, President,
                                    Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                    Signature                                                 Title                                       Date
                    ---------                                                 -----                                       ----

                                                         Chairman of the Board, President,
/s/ Wayne A. Stork                                       Chief Executive Officer and Director                    December 28, 1995
---------------------------------------------
Wayne A. Stork

                                                         Senior Vice President/Chief Financial Officer/
                                                         Chief Administrative Officer (Principal
                                                         Financial Officer and Principal
/s/ David K. Downes                                      Accounting Officer)                                     December 28, 1995
--------------------------------------------
David K. Downes


/s/Walter P. Babich                       *              Director
--------------------------------------------                                                                     December 28, 1995
Walter P. Babich


/s/Anthony D. Knerr                       *              Director                                                December 28, 1995
--------------------------------------------
Anthony D. Knerr


/s/Ann R. Leven                           *              Director                                                December 28, 1995
--------------------------------------------
Ann R. Leven

/s/W. Thacher Longstreth                  *              Director                                                December 28, 1995
--------------------------------------------
W. Thacher Longstreth


/s/Charles E. Peck                        *              Director                                                December 28, 1995
--------------------------------------------
Charles E. Peck

                                                    *By /s/   Wayne A. Stork
                                                        ----------------------------
                                                               Wayne A. Stork
                                                           as Attorney-in-Fact for
                                                        each of the persons indicated


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549







                                    Exhibits

                                       to

                                    Form N-1A









             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.     Exhibit
-----------     -------

EX-99.B1B       Executed Articles Supplementary (November 28, 1995)

EX-99.B6AI      Executed Distribution Agreement for Delaware Fund (April 3,
                1995)

EX-99.B6AII     Executed Distribution Agreement for Devon Fund (April 3,
                1995)

EX-99.B6AIII    Executed Amendment No. 1 to Delaware Fund's Distribution
                Agreement (November 29, 1995)

EX-99.B6AIV     Executed Amendment No. 1 to Devon Fund's Distribution
                Agreement (November 29, 1995)

EX-99.B6D       Mutual Fund Agreement
(Module Name
MFAGMT95)

EX-99.B11       Consents of Auditors

EX-99.B15A      Executed Plan under Rule 12b-1 for Class A (November 29, 1995)

EX-99.B15B      Executed Plan under Rule 12b-1 for Class B (November 29, 1995)

EX-99.B15C      Executed Plan under Rule 12b-1 for Class C (November 29, 1995)

EX-99.B16       Schedules of Computation

EX-27           Financial Data Schedules

EX-99.B18       Plan under Rule 18f-3 (November 1995)
(Module Name
MOD18F3)